                                                                    EXHIBIT 10.2

                   PURCHASE AGREEMENT AND ESCROW INSTRUCTIONS

                                OCTOBER 23, 2003

                                    BETWEEN:

                                     BUYER:

                           REALTY INCOME CORPORATION,
                             a Maryland corporation,
                                 or its assignee
   (including Crest Net Lease, Inc., and Realty Income Texas Properties, L.P.)

                                       and

                                      TBC:

                                TBC CORPORATION,
                             a Delaware corporation

                   PURCHASE AGREEMENT AND ESCROW INSTRUCTIONS

                                TABLE OF CONTENTS

1.  PURCHASE PRICE.......................................................    1
    1.1   Deposit........................................................    2
    1.2   Balance of Purchase Price......................................    2
2.  OPENING OF ESCROW....................................................    3
3.  TITLE TO PROPERTIES..................................................    3
4.  CONDITIONS TO BUYER'S OBLIGATION TO PURCHASE.........................    3
    4.1   Receipt by Buyer...............................................    3
    4.2   Intentionally Deleted..........................................    4
    4.3   Intentionally Deleted..........................................    4
    4.4   Accuracy of Representations....................................    4
    4.5   Intentionally Deleted..........................................    4
    4.6   Foreign Investments............................................    4
    4.7   Lease and Guaranty.............................................    5
    4.8   Change in Conditions...........................................    5
    4.9   Failure of Conditions..........................................    5
5.  CONDITIONS TO SELLER'S OBLIGATION TO SELL............................    5
    5.1   Performance by Buyer...........................................    5
    5.2   Accuracy of Representations....................................    5
    5.3   Payment of Purchase Price......................................    5
    5.4   Lease..........................................................    6
    5.5   Failure of Conditions..........................................    6
6.  BUYER'S DELIVERIES TO ESCROW AGENT AND SELLER........................    6
    6.1   Purchase Price.................................................    6
    6.2   Lease and Memorandums..........................................    6
    6.3   Failure to Deliver.............................................    6
7.  SELLER'S DELIVERIES TO ESCROW AGENT AND BUYER........................    6
    7.1   Deeds..........................................................    6
    7.2   Lease, Memorandums; Guaranty...................................    6
    7.3   Documents Needed to Close......................................    6
    7.4   Failure to Deliver.............................................    7
8.  OBLIGATIONS CONCERNING CERTAIN DISCLOSED MATTERS; THE CLOSING........    7
    8.1   Obligation to Close............................................    7
    8.2   Right to Withdraw Properties...................................    7
    8.3   Post-Closing Correction of Identified Matters..................    8
    8.4   Post-Closing Repurchase Rights.................................    8
    8.5   Date and Manner of Closing.....................................    8
    8.6   Issuance of Title Policies.....................................    9
    8.7   Early Funding..................................................    9
    8.8   Delay in Closing; Authority to Close...........................    9
9.  PRORATION, COSTS AND EXPENSES........................................   10

                                      (i)

    9.1   Prorations and Apportionments..................................   10
    9.2   Payment of Adjustments to Proration............................   10
    9.3   TBC's and Seller's Costs and Expenses..........................   10
    9.4   Buyer's Costs and Expenses.....................................   10
10. DISTRIBUTION OF FUNDS AND DOCUMENTS..................................   11
    10.1  Form of Distributions..........................................   11
    10.2  Recorded Documents.............................................   11
    10.3  Non-Recorded Documents.........................................   11
    10.4  Cash Disbursements.............................................   11
    10.5  Copies of Documents............................................   11
11. RETURN OF DOCUMENTS AND FUNDS UPON TERMINATION.......................   11
    11.1  Return of Seller's Documents...................................   11
    11.2  Return of Buyer's Documents....................................   11
    11.3  No Effect on Rights of Parties.................................   12
12. DEFAULT..............................................................   12
    12.1  Remedy of TBC and Seller.......................................   12
    12.2  Buyer's Remedies...............................................   12
13. REPRESENTATIONS AND WARRANTIES OF TBC AND/OR SELLER..................   12
    13.1  Authority of Seller............................................   13
    13.2  Condition of Properties........................................   13
    13.3  Use and Operation..............................................   13
    13.4  Land Use Regulation............................................   13
    13.5  Reports, Contracts and Other Documents.........................   14
    13.6  Absence of Fraud and Misleading Statements.....................   14
    13.7  Litigation.....................................................   14
    13.8  Other Contracts to Convey......................................   14
    13.9  Environmental Compliance/Hazardous Materials...................   14
    13.10 Property Tax Assessment........................................   15
    13.11 Agreements Affecting the Properties............................   15
    13.12 Intentionally Deleted..........................................   15
    13.13 Confidentiality................................................   15
    13.14 Survival.......................................................   15
    13.15 No Broker......................................................   15
14. REPRESENTATIONS & WARRANTIES OF BUYER................................   15
    14.1  Authority of Buyer.............................................   15
    14.2  Absence of Fraud and Misleading Statements.....................   16
    14.3  Litigation.....................................................   16
    14.4  Financial Condition............................................   16
    14.5  Survival.......................................................   16
    14.6  No Broker......................................................   16
15. COVENANTS............................................................   16
    15.1  Indemnification by Parties.....................................   16
    15.2  Intentionally Deleted..........................................   17
    15.3  No Obligation If Stock Purchase Closing Does Not Occur.........   17
16. LOSS BY FIRE OR OTHER CASUALTY; CONDEMNATION.........................   17

                                      (ii)

    16.1  Damage or Destruction..........................................   17
    16.2  Condemnation...................................................   18
17. POSSESSION...........................................................   18
18. NOTICES..............................................................   18
19. GENERAL PROVISIONS...................................................   19
    19.1  Recitals.......................................................   19
    19.2  Manner of Taking Title.........................................   19
    19.3  Right to Assign................................................   19
    19.4  Gender; Number.................................................   19
    19.5  Captions.......................................................   20
    19.6  Exhibits.......................................................   20
    19.7  Entire Agreement...............................................   20
    19.8  Modification...................................................   20
    19.9  Attorneys' Fees................................................   20
    19.10 Joint and Several Liability....................................   20
    19.11 Governing Law..................................................   20
    19.12 Time of Essence................................................   20
    19.13 Severability...................................................   20
    19.14 Successors and Assigns.........................................   21
    19.15 Intentionally Deleted..........................................   21
    19.16 Drafting.......................................................   21
    19.17 No Agreement Until Accepted....................................   21
    19.18 Counterparts...................................................   21

EXHIBIT "A" - PROPERTY LIST
EXHIBIT "B" - LAND AND BUILDING LEASE AGREEMENT
EXHIBIT "C" - CLOSING CHECKLIST
EXHIBIT "D" - MINIMUM REQUIREMENTS FOR ALTA/ACSM LAND TITLE SURVEYS
SCHEDULES   - SECTION 13 DISCLOSURES

                                     (iii)

                   PURCHASE AGREEMENT AND ESCROW INSTRUCTIONS

         This Purchase Agreement and Escrow Instructions (this "AGREEMENT"), dated October 23, 2003 for reference purposes only, is made by and between TBC CORPORATION, a Delaware corporation ("TBC"), and REALTY INCOME CORPORATION, a Maryland corporation, or its assignee (including Crest Net Lease, Inc. ("CREST") and Realty Income Texas Properties, L.P.) ("BUYER"), and is made with reference to the recitals set forth below, and constitutes (i) a contract of purchase and sale between the parties and (ii) escrow instructions to LANDAMERICA (the "ESCROW AGENT").

                                    RECITALS

         A. Properties. Sears, Roebuck & Co. ("SEARS"), its wholly-owned subsidiary, NTW Incorporated, a Delaware corporation ("SELLER"), and other entities affiliated with Sears presently operate a chain of retail tire stores under the names "National Tire and Battery," "NTB," and "Tire America" (the "BUSINESS"). TBC and Sears are parties to a Stock Purchase Agreement, dated as of September 21, 2003 (the "STOCK PURCHASE AGREEMENT"), pursuant to the terms of which (i) Sears will transfer to Seller all portions of the Business not being conducted by Seller and certain assets of the Business not now owned by Seller; and (ii) TBC will acquire the Business by purchasing from Sears all of the issued and outstanding capital stock of Seller. As a result, at the time of the closing of the Stock Purchase Agreement (the "STOCK PURCHASE CLOSING") TBC expects that Seller will own, among other things, eighty nine (89) real properties, together with all improvements located thereon and appurtenances thereunto belonging, which real properties are identified on the "PROPERTY LIST," attached hereto and incorporated herein as Exhibit "A." The terms "PROPERTY" and "PROPERTIES" as used in this Agreement shall mean certain or all (as the context may require) of the real properties identified on the Property List.

         B. Purchase and Sale. If the Stock Purchase Closing occurs, TBC desires to cause Seller to sell all of its right, title and interest in and to the Properties upon the terms and conditions set forth below. Buyer desires to purchase all of Seller's right, title, and interest in and to the Properties upon the terms and conditions set forth below.

         C. Leasehold Interest. Concurrently with the Closing (as defined in Section 8), Buyer, as landlord, shall lease the Properties to Seller, as tenant, pursuant to a certain Land and Building Lease Agreement (the "LEASE"), substantially in the form of Exhibit "B," attached hereto and incorporated hereby.

         D. Guaranty of Lease. Concurrently with the Closing, TBC Corporation, a Delaware corporation ("GUARANTOR") shall guaranty the full payment and performance of Tenant's obligations under the Lease pursuant to a Guaranty of Lease on Landlord's standard form ("GUARANTY").

                               1. PURCHASE PRICE

         In consideration of the covenants contained in this Agreement, if the Stock Purchase Closing occurs, TBC shall cause Seller to sell, and Buyer shall purchase, the Properties for a total

                                                              PAGE 1 OF 22 PAGES

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purchase price ("PURCHASE PRICE") equal to: (i) ONE HUNDRED FORTY MILLION
DOLLARS ($140,000,000) (subject to reduction pursuant to Section 8.2 below) plus
(ii) all costs, fees and charges of the transaction contemplated hereby in connection with Properties acquired by Buyer to the extent Buyer paid for or otherwise reimbursed Seller for same, including, without limitation, the Title Policies, As-built Surveys, Phase I's, documentary or other transfer taxes, and escrow fees and charges. The Purchase Price shall be delivered by Buyer to Escrow Agent on or before the third (3rd) business day prior to Closing in Cash (defined as (i) United States currency, (ii) cashier's or certified check(s) currently dated, payable to Escrow Agent, and honored upon presentation for payment, (iii) an amount credited by wire transfer into Escrow Agent's bank account, or (iv) if monies are deposited with Escrow Agent within twenty (20) days prior to the Closing, funds in such form as Escrow Agent in its sole discretion requires).

         The portion of the Purchase Price allocated to each of the Properties (the "INDIVIDUAL PURCHASE PRICE") shall be provided by Buyer to TBC, subject to TBC's reasonable approval, within twenty (20) days after the date hereof. Upon final determination of the Individual Purchase Prices, the parties shall enter into an amendment to this Agreement memorializing the Individual Purchase Prices for each Property.

1.1      Deposit

         The sum of SEVEN MILLION DOLLARS ($7,000,000) (the "DEPOSIT") shall be delivered to Escrow Agent as an earnest money deposit upon the Opening of Escrow (as defined in Section 2). Except as set forth under Section 12.1, the Deposit shall be fully refundable to Buyer in the event the Closing does not occur, or in the event of a failure of one of the conditions to Buyer's obligations to be satisfied. Escrow Agent shall place the Deposit in an interest bearing account and all interest accrued on the Deposit shall run to the benefit of Buyer.

1.2      Balance of Purchase Price

         Subject to Section 8.2 below, Buyer shall, on or before the third (3rd) business day prior to the Closing (as defined in Section 8.1), deliver to Escrow Agent cash in the amount of the balance of the Purchase Price.

                                                              PAGE 2 OF 22 PAGES

                              2. OPENING OF ESCROW

         Within five (5) business days following the execution of this Agreement, Buyer and TBC shall open an escrow (the "ESCROW") with Escrow Agent for the Properties and shall deposit with Escrow Agent fully executed counterparts of this Agreement for use as escrow instructions. Buyer and TBC shall execute Escrow Agent's usual form of supplemental escrow instructions for transactions of this type; provided, however, that such escrow instructions shall be for the purpose of implementing this Agreement, shall incorporate this Agreement by reference, and shall specifically provide that no provisions shall have the effect of modifying this Agreement unless it is so expressly stated and initialed on behalf of Buyer and TBC.

                             3. TITLE TO PROPERTIES

         At Closing, TBC shall cause Seller to convey to Buyer fee simple title to the Properties by execution and delivery of special or limited warranty deeds ("DEEDS") for the Properties in the forms customarily used in connection with commercial real property transactions in the states and counties in which the Properties are situated.

         Subject to the provisions of Section 8.6, at the Closing Buyer shall receive from LandAmerica ("TITLE COMPANY") an ALTA Owner's Extended Policy of Title Insurance (the "TITLE POLICY") (or a marked-up title commitment, with the obligation to issue the Title Policy within 30 days following the Closing) with liability in the full amount of the Individual Purchase Price insuring fee simple title to each of the Properties in Buyer, subject only to exceptions approved by Buyer as provided in Section 8.1, together with such endorsements as may be reasonably requested by Buyer (e.g., survey, access, owner's comprehensive, etc.). The Title Policy shall provide survey coverage and shall provide full coverage against mechanics' and materialmen's liens arising out of the construction, repair or alteration of any of improvements located on the Properties.

                4. CONDITIONS TO BUYER'S OBLIGATION TO PURCHASE

         Buyer's obligation to purchase the Properties is expressly conditioned upon each of the following:

4.1      Receipt by Buyer

         Buyer's receipt for the Properties of the following prior to the
Closing:

         4.1.1 ALTA Commitments for Policy of Title Insurance. As soon as reasonably possible, TBC shall cause the issuance of an ALTA commitment for policy of title insurance, together with complete and legible copies of all encumbrances and liens of record (the "COMMITMENT"), with respect to each of the Properties to be forwarded to Buyer.

         4.1.2 As-built Surveys. A survey of each of the Properties (the "AS-BUILT SURVEY") prepared by a licensed surveyor or civil engineer in sufficient detail to provide for the Title Policies, certified to Buyer and Title Company conforming to the minimum requirements for ALTA/ACSM

                                                              PAGE 3 OF 22 PAGES
                  land title surveys set forth on Exhibit "D," attached hereto and made a part hereof, to be delivered to Buyer.

         4.1.3 Phase I Environmental Site Assessment Report. A Phase I environmental site assessment report ("PHASE I") in accordance with ASTM guidelines prepared by an environmental consulting firm approved by Buyer for each of the Properties; provided that the Phase I be dated no earlier than six (6) months prior to the Scheduled Closing Date (as defined in Section 8), and further provided that written evidence of Buyer's ability to rely on the Phase I be contemporaneously delivered to Buyer.

         4.1.4    Intentionally Deleted.

         4.1.5 Certificates of Occupancy. If available from each applicable jurisdiction, a notice of completion and/or permanent certificate of occupancy or its equivalent certifying that construction has been completed for each of the Properties.

         4.1.6 Other Documents. All other documents listed on Exhibit "C" entitled "CLOSING CHECKLIST" for the Properties which TBC or Seller is listed as being responsible to deliver to Buyer.

         4.1.7 Statement of Matters Affecting Title. A statement of (and, if available, copies of) any other matters of any nature of which Seller has knowledge and which affect title to any part of the Properties, whether or not of record, whether or not visible or ascertainable by inspection of the Properties, and whether or not otherwise known to Buyer.

4.2      Intentionally Deleted

4.3      Intentionally Deleted

4.4      Accuracy of Representations

         Subject to the last paragraph of Section 13, all of TBC's and Seller's representations and warranties contained in or made pursuant to this Agreement shall have been true and correct in all material respects when made and shall be true and correct in all material respects as of the Closing, and TBC and Seller shall have complied in all material respects with all of its respective covenants and agreements contained in or made pursuant to this Agreement.

4.5      Intentionally Deleted

4.6      Foreign Investments

         Buyer's receipt of the affidavit, certification, or notice required by
Section 1445 of the Internal Revenue Code of 1986, as amended and the Regulations pursuant thereto, in a form sufficient to relieve Buyer of any potential transferee withholding liability under such Section. If

                                                              PAGE 4 OF 22 PAGES

Seller fails to deliver such affidavit, certification, or notice to Buyer prior to or at the Closing, or Buyer has knowledge or receives notice of the falsity of such document, then the transactions shall be completed at the Closing, but Buyer shall withhold ten percent (10%) of the "amount realized" (as set forth in the Regulations) by Seller and transmit it to the Internal Revenue Service Center, Philadelphia, PA 19255, all in accordance with Section 1445 and the Regulations pursuant thereto.

4.7      Lease and Guaranty

         Execution by Seller of the Lease for the Properties, and execution by Guarantor of the Guaranty of the Lease; provided, however, (a) Properties having aggregate Individual Purchase Prices not exceeding $30,000,000 may be acquired by Crest ("CREST PROPERTIES") and Crest and Tenant shall enter into separate lease agreements for each of the Crest Properties upon the same terms and conditions as the Lease (reasonably modified to reflect a single property lease, as opposed to a master lease) and (b) those Properties located in Texas shall be under one master lease (separate from the Crest leases and the other master Lease), wherein the Landlord shall be Realty Income Texas Properties, L.P.

4.8      Change in Conditions

         If any of the conditions in this Section 4 change after having been satisfied or waived by Buyer and before the transaction contemplated herein is closed, then such condition(s) shall be reinstated as if having never been satisfied or waived by Buyer.

4.9      Failure of Conditions

         The foregoing conditions contained in this Section 4 are intended solely for the benefit of Buyer. If any of the foregoing conditions are not satisfied, Buyer shall have the right at its sole election either (i) to waive the condition in question and proceed with the purchase of the Properties pursuant to all of the other terms of this Agreement, reserving all of its other rights and remedies available to it under this Agreement or otherwise at law or in equity by reason of such failure of condition or (ii) to terminate this Agreement pursuant to Section 12.2.

                  5. CONDITIONS TO SELLER'S OBLIGATION TO SELL

         Seller's obligation to sell is expressly conditioned upon each of the following:

5.1      Performance by Buyer

         Timely performance of each obligation, covenant, and delivery required of Buyer.

5.2      Accuracy of Representations

         All of Buyer's representations and warranties contained in or made pursuant to this Agreement shall have been true and correct in all material respects when made and shall be true and correct in all material respects at the Closing, and Buyer shall have complied in all material respects with all of Buyer's covenants and agreements contained in or made pursuant to this Agreement.

5.3      Payment of Purchase Price

         Payment of the Purchase Price at the Closing in the manner provided in this Agreement.

                                                              PAGE 5 OF 22 PAGES

5.4      Lease

         Execution by Buyer of the Lease for the Properties.

5.5      Failure of Conditions

         The foregoing conditions contained in this Section 5 are intended solely for the benefit of Seller. If any of the foregoing conditions are not satisfied, Seller shall have the right at its sole election either (i) to waive the condition in question and proceed with the sale of the Properties pursuant to all of the other terms of the Agreement, reserving all of its other rights and remedies under this Agreement or otherwise at law or in equity by reason of such failure of condition; or (ii) to terminate this Agreement pursuant to
Section 12.1.

                6. BUYER'S DELIVERIES TO ESCROW AGENT AND SELLER

6.1      Purchase Price

         Subject to Section 8.2 below, Buyer shall deliver in Cash to Escrow Agent the balance of the Purchase Price as set forth in Section 1, less or plus the adjustments, if any, made pursuant to Section 9. Escrow Agent shall deposit the same in an interest bearing account, the interest upon which shall accrue to the benefit of Buyer.

6.2      Lease and Memorandums

         On or before the Closing, Buyer shall deliver to Escrow Agent the Lease for the Properties executed by Buyer. On or before the Closing, Buyer shall deliver to Escrow Agent the Memorandums of Lease for the Properties executed and acknowledged by Buyer.

6.3      Failure to Deliver

         The failure of Buyer to make any required delivery within the specified time shall constitute a material breach by Buyer.

                7. SELLER'S DELIVERIES TO ESCROW AGENT AND BUYER

7.1      Deeds

         On or before the Closing, Seller shall deliver to Escrow Agent the Deeds for the Properties executed and acknowledged by

Seller.

7.2      Lease, Memorandums; Guaranty

         On or before the Closing, Seller shall deliver to Buyer the Lease for the Properties executed by Seller, and the Guaranty. In addition, on or before the Closing, Seller shall deliver to Buyer the Memorandums of Lease for the Properties executed and acknowledged by Seller.

7.3      Documents Needed to Close

         On or before the Closing, Seller shall deliver to Buyer each and every document described in Section 4, subject to Buyer's right to waive delivery for the Properties.

                                                              PAGE 6 OF 22 PAGES

7.4      Failure to Deliver

         The failure of Seller to make any required delivery within the specified time shall constitute a material breach by Seller.

        8. OBLIGATIONS CONCERNING CERTAIN DISCLOSED MATTERS; THE CLOSING

8.1      Obligation to Close

         If Buyer objects to any exceptions or matters disclosed in any Commitment, As-built Survey, or Phase I, Buyer's objections shall be handled in the manner set forth in this Section 8, and Buyer shall be obligated to close its purchase of the Properties notwithstanding any such objection.

         8.1.1 Commitment Matters. If no written disapproval of any item in any Commitment is received by TBC from Buyer on or before ten
                  (10) days after the later of delivery of the Commitment to Buyer or delivery of the respective As-built Survey for the subject Property, the Commitment shall be deemed approved by Buyer.

         8.1.2 As-built Survey Matters. If no written disapproval of an As-built Survey is received by TBC from Buyer on or before ten
                  (10) days after the later of delivery of the As-built Survey or delivery of the respective Commitment for the subject Property, the As-built Survey shall be deemed approved by Buyer.

         8.1.3 Phase I Matters. If no written disapproval of a Phase I is received by TBC from Buyer on or before ten (10) days after the delivery of the same, the Phase I shall be deemed approved by Buyer.

8.2      Right to Withdraw Properties

         If (a) any written disapproval is received by TBC pursuant to Section
8.1 and the matter described therein is not resolved prior to the Closing, or
(b) in the event of a materially adverse title, survey or environmental issue concerning one or more of the Properties (as reasonably determined by TBC), or
(c) at TBC's option with respect to any Property or Properties or (d) by mutual agreement of TBC and Buyer, TBC or Buyer (as the case may be) shall have the right to withdraw the affected Property or Properties from this transaction, without further liability to TBC or Seller, by giving written notice to the other on or before five (5) business days prior to the Closing. If any Property is so withdrawn, Buyer, TBC and Seller shall have no further liability to the other party(ies) with respect to the same and the Purchase Price shall be reduced by the Individual Purchase Price of the Property so withdrawn.

         Notwithstanding the foregoing, in no event may more than a total of Ten Million Dollars ($10,000,000) of Properties be withdrawn (whether withdrawn by Buyer or TBC, or both), such that in no event shall any Property be withdrawn (by either party) that would cause the Purchase Price to be less than One Hundred Thirty Million Dollars ($130,000,000),

                                                              PAGE 7 OF 22 PAGES
aggregating the value of any Properties rejected pursuant to both (a) this
Section 8.2 and (b) Section 8.4 below.

8.3      Post-Closing Correction of Identified Matters

         If any written disapproval is received by TBC pursuant to Section 8.1 and the affected Property is not withdrawn from this transaction in accordance with Section 8.2, (i) Buyer and Seller shall proceed with the Closing; (ii) if not corrected prior to the Closing, Seller and TBC shall be fully responsible for correcting the matter identified in Buyer's notice of disapproval, at the sole cost and expense of Seller and TBC and in full compliance with all applicable laws; and (iii) the parties shall escrow from Seller's funds one hundred twenty percent (120%) of the estimated cost(s) of correcting the matter identified in Buyer's notice of disapproval, to be held in escrow until the matter is corrected to the mutual satisfaction of Buyer and TBC or as otherwise provided in Section 8.4; provided, however, that the aggregate amount to be held in escrow pursuant to this Section 8.3 shall not exceed an amount equal to Twenty Million Dollars ($20,000,000) less the aggregate Individual Purchase Prices of the Properties withdrawn from this transaction pursuant to Section
8.2. Upon receipt of notice from TBC and Buyer that the matter has been corrected to their mutual satisfaction, Escrow Agent shall release to Seller the applicable funds so retained.

8.4      Post-Closing Repurchase Rights

         Subject to the limitation set forth in Section 8.2 above, at any time within eighteen (18) months after the Closing and in lieu of correcting any matter for which funds were left in escrow pursuant to Section 8.3, Seller shall have the right to repurchase the affected Property from Buyer for a purchase price equal to the Individual Purchase Price of the Property being repurchased. If any such repurchase occurs, the Escrow Agent shall deliver to Buyer the funds then held in escrow with respect to such Property; Seller shall deliver to Buyer the balance of the Individual Purchase Price for such Property, after deduction of an amount equal to the escrowed funds so delivered to Buyer; and Buyer shall deliver to Seller a special or limited warranty deed for the affected Property. After such repurchase, neither Buyer nor Seller or TBC shall have any further liability to the other with respect to the affected Property except as otherwise provided in Section 15.

8.5      Date and Manner of Closing

It is the intention of the parties that the closing of the purchase and sale of the Properties (the "CLOSING") will occur contemporaneously with the Stock Purchase Closing. To accomplish this, TBC shall provide not less than four (4) business days prior written notice to Buyer and Escrow Agent of the "Funding Date" (as defined in Section 8.7 below), and in such notice shall also advise Buyer of the scheduled date of the Stock Purchase Closing. Escrow Agent shall close the Escrow on the date of the Stock Purchase Closing indicated in TBC's notice (the "SCHEDULED CLOSING DATE"), provided that all of the conditions to Buyer's obligations and Seller's obligations have been either satisfied or waived and provided further that Buyer shall have no obligation to close this transaction if the Closing does not occur prior to January 1, 2004. Once the Closing has occurred, except to the extent expressly provided otherwise in this Agreement, the Closing shall be deemed to have occurred at 11:59 p.m. on the date of the Closing. The Escrow shall be deemed closed when (i) all documents required to be delivered to Buyer and Escrow Agent pursuant to this Agreement have been delivered or delivery of such

                                                              PAGE 8 OF 22 PAGES
document(s) has been waived; and (ii) all funds required to be delivered to Escrow Agent pursuant to this Agreement have been delivered.

8.6      Issuance of Title Policies

         At the time of the Closing, the Escrow Agent shall advise the Title Company to issue the Title Policies on all Properties other than those which have been withdrawn pursuant to Section 8.2 or with respect to which funds have been retained in escrow pursuant to Section 8.4 to correct title or survey exceptions. Promptly after TBC and Buyer have notified the Escrow Agent that all such title or survey exceptions affecting any Property have been corrected, the Escrow Agent shall advise the Title Company to issue the Title Policy with respect to such Property.

8.7      Early Funding

         The Scheduled Closing Date shall be as set forth above; provided, however, Buyer shall deliver the funds ("FUNDS") required to be delivered pursuant to this Agreement at least three (3) business days prior to the Scheduled Closing Date ("FUNDING DATE") by wire transfer of good, immediately available funds to Title Company's account. Title Company shall deposit the Funds in an interest bearing trust account for the benefit of the transaction and, subject to payment of the Overnight Interest as set forth below, TBC shall be entitled to all interest earned on the Funds earned while held in Title Agent's account.

         In the event escrow closes on the Scheduled Closing Date, Title Company shall disburse the Funds pursuant to Buyer's instructions; provided, however, Buyer shall receive a credit equal to Buyer's actual cost of funds, calculated for the actual number of days between the Funding Date and the Commencement Date (as such term is defined in the Lease), on the Funds at the rate of two point five percent (2.5%) annualized ("OVERNIGHT INTEREST") in consideration for Buyer delivering the Funds to Escrow Agent on the Funding Date.

         Unless instructed otherwise by Buyer, in the event the Transaction does not close on the Scheduled Closing Date, (i) Title Company immediately shall return the Funds to Buyer via wire transfer to Buyer's bank account prior to 2:00 p.m. Pacific Time on the first business day following the Scheduled Closing Date; and (ii) TBC shall pay to Buyer (or credit Buyer at the Closing) a sum equal to the Overnight Interest for the actual number of days the Funds were held in Title Company's account for the benefit of the Transaction; and (iii) the Transaction shall proceed pursuant to Section 8.8.

8.8      Delay in Closing; Authority to Close

         If Escrow Agent cannot close the Escrow on or before the Scheduled Closing Date, it will nevertheless close when all conditions have been satisfied or waived, notwithstanding that one or more of such conditions was not timely performed, unless after the Scheduled Closing Date and prior to the close of the delayed Escrow, Escrow Agent receives a written notice to terminate the Escrow and this Agreement from a party who, at the time such notice is delivered, is not in default. Neither (i) the exercise of the right of termination, (ii) delay in the exercise of the right of termination, nor (iii) the return of monies and documents, shall affect the right of the party giving notice of termination to pursue legal or equitable remedies for the other party's breach of this Agreement. Nor shall (i) the giving of such notice, (ii) the failure to object to

                                                              PAGE 9 OF 22 PAGES
termination of the Escrow, or (iii) the return of monies and documents affect the right of the other party to pursue legal or equitable remedies for the breach of the party who gives notice.

                        9. PRORATION, COSTS AND EXPENSES

9.1      Prorations and Apportionments

         Contemporaneously with the Closing, Seller intends to lease the Properties from Buyer. Therefore, the parties do not anticipate the need to prorate revenues or expenses. However, in the event an item of expense or revenue must be prorated, it shall be prorated and apportioned as of 11:59 p.m. on the date of the Closing so that Seller shall bear all expenses with respect to the Properties and shall have the benefit of all income with respect to the Properties through and including the date of the Closing. Any taxes or other amounts which cannot be ascertained with certainty as of the Closing shall be prorated on the basis of the parties' reasonable estimates of such amount(s) and shall be the subject of a final proration thirty (30) days after the Closing or as soon thereafter as the precise amounts can be ascertained.

         Notwithstanding the foregoing, monthly rent payable by the "Tenant" under the Lease shall be prorated based upon the actual number of days in the month in which the Closing occurs, and shall be paid by Seller at the Closing for the period commencing on the Closing and ending on the last day of the month in which the Closing occurs. In addition, if the Closing occurs on or after the twenty-fifth (25th) day of the month, Seller also shall pay the monthly rent payable by Tenant under the Lease for the immediately succeeding calendar month.

9.2      Payment of Adjustments to Proration

         Either party owing the other party a sum of money based on adjustments made to prorations after the Closing shall promptly pay that sum to the other party, together with interest thereon at the rate of twelve percent (12%) per annum to the date of payment if payment is not made within ten (10) days after mutual agreement of the amount due.

9.3      TBC's and Seller's Costs and Expenses

         TBC and Seller shall pay their own attorneys' fees and any and all brokerage commissions payable in connection with the transaction contemplated hereby. TBC and Seller also shall pay the cost of procuring the Title Policies, As-built Surveys, Phase I's, documentary or other transfer taxes applicable to the sale, Escrow fee and all other costs and charges of the Escrow, all of which shall, at TBC's option, be included in calculating the Purchase Price under
Section 1 of this Agreement and thereby reimbursed to Seller at Closing.

9.4      Buyer's Costs and Expenses

         Buyer shall pay for Buyer's own attorneys' fees.

                                                             PAGE 10 OF 22 PAGES

                    10. DISTRIBUTION OF FUNDS AND DOCUMENTS

10.1     Form of Distributions

         All disbursements by Escrow Agent shall be made by wire transfers to the account of, and as directed by, the receiving party.

10.2     Recorded Documents

         Escrow Agent shall cause the County Recorder of the County in which the Properties are located to mail the Deeds and Memorandums of Lease (and any other documents which are required by this Agreement to be, or by general usage are, recorded) after recordation, to the grantee, beneficiaries, or person (i) acquiring rights under the documents or (ii) for whose benefit the documents were acquired.

10.3     Non-Recorded Documents

         Escrow Agent shall, at the Closing, deliver by United States mail (or shall hold for personal pickup, if requested), each non-recorded document received by Escrow Agent to the payee or person (i) acquiring rights under the document or (ii) for whose benefit the documents were acquired.

10.4     Cash Disbursements

         At the Closing, Escrow Agent shall hold for personal pickup or shall arrange for wire transfer (i) to Seller, or order, the cash plus any proration or other credits to which Seller shall be entitled for the Properties and less any appropriate proration or other charges and (ii) to Buyer, or order, any excess funds previously delivered to Escrow Agent by Buyer.

10.5     Copies of Documents

         Following the Closing, Escrow Agent shall deliver to Buyer and to Seller a copy of the Deeds (conformed to show recording data) and each other recorded document for the Properties.

               11. RETURN OF DOCUMENTS AND FUNDS UPON TERMINATION

11.1     Return of Seller's Documents

         In the event the Escrow is terminated for any reason (other than the default of Seller), Buyer shall, within fifteen (15) calendar days following the termination, deliver to Seller all documents and materials, if any, relating to the Properties previously delivered to Buyer by Seller. Escrow Agent shall deliver all documents and materials relating to the Properties previously deposited by Seller and then in Escrow Agent's possession to Seller.

11.2     Return of Buyer's Documents

         In the event the Escrow is terminated for any reason (other than the default of Buyer), Seller shall, within fifteen (15) calendar days following termination, deliver to Buyer all funds and documents, if any, relating to the Properties, previously delivered to Seller by Buyer. Except as otherwise provided in Section 12.1, Escrow Agent shall deliver all documents, materials, and funds relating to the Properties previously deposited by Buyer and then in Escrow Agent's possession to Buyer.

                                                             PAGE 11 OF 22 PAGES

11.3     No Effect on Rights of Parties

         The return of documents and monies as set forth above shall not affect the right of either party to seek the legal or equitable remedies that the party may have with respect to the enforcement of this Agreement.

                                  12. DEFAULT

12.1     Remedy of TBC and Seller

         If Buyer fails to complete the acquisition of the Properties by reason of any default by Buyer, TBC shall be entitled to terminate this Agreement immediately upon giving written notice of termination to Buyer and Escrow Agent. In such event, TBC and Seller shall be released from any further obligations and TBC shall be entitled to the following:

                  INSOFAR AS IT WOULD BE EXTREMELY IMPRACTICABLE AND DIFFICULT TO ESTIMATE THE DAMAGE AND HARM WHICH TBC WOULD SUFFER IN THE EVENT BUYER DEFAULTS AND FAILS TO COMPLETE THE SALE OR ACQUISITION OF THE PROPERTIES, AND INSOFAR AS A REASONABLE ESTIMATE OF THE TOTAL NET DETRIMENT THAT TBC WOULD SUFFER IN THE EVENT OF BUYER'S DEFAULT AND FAILURE TO DULY COMPLETE THE SALE OR ACQUISITION OF THE PROPERTIES IS THE SUM OF THE DEPOSIT, TBC SHALL BE ENTITLED TO THE SUM OF THE DEPOSIT AS AND FOR TBC'S SOLE REMEDY FOR DAMAGES ARISING FROM BUYER'S FAILURE TO COMPLETE THE SALE OR ACQUISITION OF THE PROPERTIES IN ACCORDANCE WITH THE TERMS OF THIS AGREEMENT. BY PLACING THEIR INITIALS BELOW, THE PARTIES ARE CONFIRMING THE ACCURACY OF THE STATEMENTS SET FORTH ABOVE.

                       _____________                       _____________
                          BUYER                                  TBC

12.2     Buyer's Remedies

         In the event that the transaction fails to close on account of fault or breach by Seller or TBC of this Agreement, Buyer shall be entitled to such remedies for breach of contract as may be available under applicable law, including, without limitation, reimbursement of all of Buyer's costs and expenses associated with this transaction, but Buyer shall not be entitled to the remedy of specific performance.

            13. REPRESENTATIONS AND WARRANTIES OF TBC AND/OR SELLER

                                                             PAGE 12 OF 22 PAGES

         The following representations and warranties by TBC are now and shall, at the Closing, be true and correct and the following representations and warranties regarding Seller shall be true and correct at the time of Closing. If during the period between the execution of this Agreement and the Closing, TBC learns of or has a reason to believe that any of the following representations and warranties may cease to be true, TBC covenants to give notice thereof to Buyer immediately.

13.1     Authority of Seller

         TBC is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. At the time of the Closing, Seller will be a corporation duly organized and validly existing and in good standing under the laws of the State of Delaware and will have the authority to own and convey the Properties. This Agreement and all documents executed by TBC or Seller which are to be delivered to Buyer are, or at the time of the Closing will be, duly authorized, executed, and delivered by TBC and Seller and do not, and at the time of the Closing will not, violate any provisions of any agreement or judicial order to which TBC or Seller is a party or to which TBC or Seller or the Properties are subject.

13.2     Condition of Properties

         Except as disclosed in the Commitments, the As-Built Surveys, the Phase I's, any documents listed on Schedule C attached hereto, the Schedules to the Stock Purchase Agreement, or Schedule 13.2 to this Agreement, based upon TBC's due diligence of the Properties, to the best of TBC's actual knowledge, there are now, and at the Closing there will be, no material physical or mechanical defects of the Properties. In addition, to the best of TBC's actual knowledge, there are no existing leases on the Properties.

13.3     Use and Operation

         Except as disclosed in the Commitments, the As-Built Surveys, the Phase I's, any documents listed on Schedule C attached hereto, the Schedules to the Stock Purchase Agreement, or Schedule 13.3 to this Agreement, based upon TBC's due diligence of the Properties, to the best of TBC's knowledge, the use and operation of the Properties now is, and at the time of Closing will be, in full compliance with applicable zoning and land use laws. Based upon TBC's due diligence of the Properties, to the best of TBC's knowledge, TBC knows of no material facts nor has Seller failed to disclose to Buyer any fact which would prohibit Buyer from using and operating the Properties after the Closing in the manner in which the Properties have been used, leased and operated prior to the date of this Agreement.

13.4     Land Use Regulation

         Except as disclosed in the Commitments, the As-Built Surveys, the Phase I's, any documents listed on Schedule C attached hereto, the Schedules to the Stock Purchase Agreement, or Schedule 13.4 to this Agreement, based upon TBC's due diligence of the Properties, to the best of TBC's knowledge, there are no condemnation, environmental, zoning or other land use regulation proceedings contemplated or instituted which could materially adversely affect the use or operation of the Properties or the value of the Properties, nor has Seller received notice of any special assessment proceedings affecting the Properties.

                                                             PAGE 13 OF 22 PAGES

13.5     Reports, Contracts and Other Documents

         Contracts or documents delivered to Buyer pursuant to this Agreement are, and at the time of Closing will be, true and correct copies, are and at the time of Closing will be in full force and effect, and contain no material inaccuracies or material misstatements of fact.

13.6     Absence of Fraud and Misleading Statements

         No representation, warranty, or statement of TBC or Seller in this Agreement or in any document, certificate, or schedule furnished or to be furnished to Buyer pursuant thereto, contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements or facts not misleading. All representations, warranties, or statements of TBC or Seller are based upon current, accurate, and complete information as of the time of their making and there has been no subsequent material change in the information.

13.7     Litigation

         To TBC's knowledge there is no litigation, pending or threatened that might materially adversely affect the use, operation or value of the Properties, taken as a whole, for their intended purpose or the value of the Properties, taken as a whole, or adversely affects the ability of TBC or Seller to perform its obligations under this Agreement.

13.8     Other Contracts to Convey

         TBC has not committed nor obligated itself in any manner whatsoever to cause Seller to sell the Properties to any party other than Buyer. TBC has not hypothecated or assigned any rents or income from the Properties in any manner.

13.9     Environmental Compliance/Hazardous Materials

         Except as disclosed in the Commitments, the As-Built Surveys, the Phase I's, any documents listed on Schedule C attached hereto, the Schedules to the Stock Purchase Agreement, or Schedule 13.9 to this Agreement, based upon TBC's due diligence of the Properties, to the best of TBC's actual knowledge: (i) the Properties are not, and, as of the Closing will not be, in violation of any federal, state, or local law, ordinance, or regulation relating to industrial hygiene or to the environmental conditions on, under, or about the Properties including, but not limited to, soil and groundwater conditions (collectively, "Environmental Laws"); (ii) neither Seller nor any third party has used, generated, manufactured, produced, stored, or disposed of on, under, or about the Properties or transported to or from the Properties any Hazardous Materials in violation of any applicable Environmental Law; (iii) there is no pending or threatened proceeding or inquiry by any governmental authority with respect to the presence of Hazardous Materials on the Properties or the migration of Hazardous Materials from or to the Properties; and (iv) there are no storage tanks located in or under the Properties. The term "HAZARDOUS MATERIAL" means any material or substance which is (i) defined as a "hazardous waste," "extremely hazardous waste," "restricted hazardous waste," "hazardous substance," "pollutant or contaminant," or "hazardous material," by any Environmental Law, (ii) oil and petroleum products and their by-products, (iii) asbestos or asbestos-containing materials, (iv) designated as a "hazardous substance" pursuant to the Federal Water Pollution Control Act, (v) defined as a "hazardous waste" pursuant to the

                                                             PAGE 14 OF 22 PAGES

Federal Resource Conservation and Recovery Act, or (vi) defined as a "hazardous substance" pursuant to the Comprehensive Environmental Response, Compensation and Liability Act.

13.10    Property Tax Assessment

         Except as disclosed in the Commitment, to TBC's knowledge there are no special assessments levied against the Properties except as appear on the last available tax statement. Notwithstanding any other provision of this Agreement to the contrary, if Buyer shall become liable after the Closing for payment of any property taxes assessed against the Properties for any period of time prior to the Closing, TBC shall cause Seller to immediately pay to Buyer on demand an amount equal to such tax assessment.

13.11    Intentionally Deleted

13.12    Intentionally Deleted

13.13    Confidentiality

         Prior to the Closing, Seller and TBC shall hold as confidential all information concerning Buyer and this transaction and shall not release any such information to third parties without Buyer's prior written consent, except pursuant to a court order requiring such release or as otherwise may be required by law or by the SEC.

13.14    Survival

         The representations and warranties of TBC and Seller contained herein shall survive the Closing and delivery of the Deeds.

13.15    No Broker

         TBC warrants to Buyer that other than JPMorgan Real Estate Advisors, Inc. (which commission TBC is responsible for), there are no brokerage commissions, finder's fees or advisory fees will become payable by Buyer as a result of any agreements with TBC or Seller or actions of TBC or Seller. TBC shall indemnify and hold harmless Buyer from any claims, costs, damages, or liability based on any statement, representations, or agreement by TBC or Seller with respect to the payment of any such commissions or fees.

Notwithstanding anything contained herein to the contrary, in the event of a breach of one or more of the representations and warranties set forth in Sections 13.2, 13.3, 13.4, 13.7, 13.9, 13.10 and 13.13 (so long as such breach was not a result of any fraudulent act of TBC), such breach shall not give rise to any right of Buyer to terminate this Agreement or reject the Property or Properties on the basis of such inaccurate representation; rather, Buyer shall nevertheless be obligated to close on the Properties in accordance with the terms of this Agreement.

                   14. REPRESENTATIONS & WARRANTIES OF BUYER

         Buyer hereby represents and warrants to TBC and Seller as follows:

14.1     Authority of Buyer

         Buyer is a corporation duly organized and validly existing under the laws of the State of Maryland. This Agreement and all documents executed by Buyer which are to be delivered to

                                                             PAGE 15 OF 22 PAGES

TBC or Seller at the Closing are, or at the time of Closing will be, duly authorized, executed, and delivered by Buyer, and are, or at the Closing will be, legal, valid, and binding obligations of Buyer, and do not, and at the time of Closing will not, violate any provisions of any agreement or judicial order to which Buyer is a party or to which it is subject.

14.2     Absence of Fraud and Misleading Statements

         No representation, warranty, or statement of Buyer in this Agreement or in any document, certificate, or schedule furnished or to be furnished to TBC or Seller pursuant thereto contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements or facts not misleading. All representations, warranties, or statements of Buyer are based upon current, accurate, and complete information as of the time of their making and there has been no subsequent material change in the information.

14.3     Litigation

         There is no litigation pending or, to Buyer's knowledge, threatened, against Buyer or any basis therefore before any court or administrative agency that might adversely affect the ability of Buyer to perform its obligations under this Agreement.

14.4     Financial Condition

         Buyer has adequate financial resources to make timely payment of all sums due from Buyer hereunder and to perform all of its obligations hereunder.

14.5     Survival

         The representations and warranties of Buyer contained herein shall survive the Closing.

14.6     No Broker

         Buyer warrants that there are no brokerage commissions, finder's fees or advisory fees which will become payable by TBC or Seller as a result of any agreements executed by Buyer or actions of Buyer. Buyer shall indemnify and hold harmless TBC and Seller from any claims, costs, damages, or liability based on any statement, representations, or agreement by Buyer with respect to the payment of any such commissions or fees.

                                 15. COVENANTS

         Matters as to which Escrow Agent need not be concerned, TBC and Buyer covenant and agree with one another as follows:

15.1     Indemnification by Parties

         If the Closing occurs, each party (the "INDEMNIFYING PARTY") shall indemnify and hold the other party (the "INDEMNIFIED PARTY") harmless from and against any and all claims, demands, liabilities, liens, costs, expenses, penalties, damages, and losses, including, without limitation, reasonable attorneys' fees and costs, suffered by the indemnified party as a direct or indirect result of:

         15.1.1 Any misrepresentation, breach of warranty, or breach of covenant made by the indemnifying party pursuant to this Agreement or in any

                                                             PAGE 16 OF 22 PAGES
                  document, certificate, or exhibit given or delivered by the indemnifying party pursuant to or in connection with this Agreement; and

         15.1.2 Any and all obligations, liabilities, claims, liens, or encumbrances, whether direct, contingent, or consequential and no matter how arising or accruing, which are in any way related to or arising from any act, conduct, omission, contract, or commitment of the indemnifying party (or any of its agents or employees) at any time or times before the Closing, including indemnification by TBC of Buyer, without limitation, of (i) all damages incurred by Buyer as a result of the use, generation, storage, or disposal of Hazardous Materials by Seller or any prior owner or operator of the Properties and (ii) the cost of any required or necessary repair, cleanup, remediation, removal, or detoxification and the preparation of any closure or other required plans, or actions, whether such action is required or necessary prior to or following transfer of title to the Properties, to the full extent that such action is attributable, directly or indirectly, to the presence, use, generation, storage, release, threatened release, treatment, or disposal of Hazardous Materials by any person on the Properties prior to transfer of title to Buyer. The provisions of this Section shall survive the execution and delivery of this Agreement, the delivery of the Deeds, and transfer of title.

15.2     Intentionally Deleted

15.3     No Obligation If Stock Purchase Closing Does Not Occur

         Buyer acknowledges and agrees that TBC shall have no liability or obligation to Buyer of any nature whatsoever in the event that the Stock Purchase Closing does not occur for any reason; provided, however, as a condition to TBC's right of termination, TBC shall pay over to Buyer a sum equal to the lesser of Two Hundred Thousand Dollars ($200,000) or the actual and reasonable out of pocket expenses incurred by Buyer in connection with the Transaction, which sum shall be paid by Buyer within five (5) business days of receipt of a bill therefore.

                16. LOSS BY FIRE OR OTHER CASUALTY; CONDEMNATION

16.1     Damage or Destruction

         In the event that any of the improvements on the Properties are damaged or destroyed by fire or other casualty prior to the Closing, then TBC may terminate this Agreement as to each damaged or destroyed Property, or may agree to restore and repair such damage, either before or after the Closing. Termination shall be by written notice to Buyer within five (5) days after the occurrence of the damage or destruction. If the restoration or repair shall take place after the Closing, a portion of the proceeds of sale equal to the estimated cost of such restoration or repair, shall be held in escrow by Escrow Agent until TBC and Seller have completed the restoration or repair to the reasonable satisfaction of Buyer. TBC shall pay escrow and related costs, if any, that exist as a result of terminating this Agreement under this Section.

                                                             PAGE 17 OF 22 PAGES

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16.2     Condemnation

         Prior to the Closing, TBC shall have the option to make either of the following elections with respect to any portion of the Properties which is or becomes subject to any eminent domain proceeding by a governmental entity:

         16.2.1 Terminate this Agreement with respect to the affected Property by written notice to Buyer; or

         16.2.2 Proceed with the transaction in which case the Purchase Price shall not be reduced and Buyer shall be entitled to the net award paid to Seller mortgagee for the taking, if any, and Seller shall assign and transfer to Buyer all right, title, and interest in and to any awards.

                                 17. POSSESSION

         Possession of the Properties shall be delivered to Buyer at the Closing, subject to the Lease.

                                  18. NOTICES

         All notices, requests, or demands herein provided to be given or made, or which may be given or made by either party to the other, shall be given or made only in writing and shall be deemed to have been duly given: (i) when delivered personally at the address set forth below, or to any agent of the party to whom notice is being given, or (ii) on the date delivered when sent via Overnight Mail, properly addressed and postage prepaid, or (iii) on the date sent via facsimile transmission, or (iv) on the date received, if deposited in the United States mail, properly addressed and first class postage prepaid, return receipt requested. The sending party shall have the burden of proving receipt. The proper address to which notices, requests, or demands may be given or made by either party shall be the address set forth at the end of this Section or to such other address or to such other person as any party shall designate. Such address may be changed by written notice given to the other party in accordance to this Section.

         IF TO BUYER:

                  Realty Income Corporation
                  Attn:  Legal Department
                  220 West Crest Street
                  Escondido, CA  92025-1707
                  (760) 741-2111
                  (760) 741-8674 (Fax number)

         IF TO SELLER:

                                                             PAGE 18 OF 22 PAGES

                  TBC Corporation
                  Attn: President
                  4770 Hickory Hill Road
                  Memphis, TN 38141
                  (901) 363-8030
                  (901) 541-3639 (Fax number)

         WITH A COPY TO:

                  Thompson Hine LLP
                  Attn: Steven J. Davis, Esq.
                  2000 Courthouse Plaza, N.E. - P.O. Box 8801
                  Dayton, Ohio 45401-8801
                  (937) 443-6600
                  (937) 443-6635 (Fax number)

         IF TO ESCROW:

                  LandAmerica
                  Attn: Jennifer Flynn
                  7557 Rambler Road, Suite 1200
                  Dallas, TX 75231
                  (214) 346-7146
                  (214) 346-7131 (Fax number)
                  jflynn@LandAm.com (E-mail)

                             19. GENERAL PROVISIONS

19.1     Recitals

         The Recitals set forth above commencing on Page 1 of this Agreement are incorporated herein by reference.

19.2     Manner of Taking Title

         Buyer shall have the right to take title to the Properties at the Closing in a name other than Buyer's name.

19.3     Right to Assign

         Buyer shall have the right to assign Buyer's rights hereunder, but any such assignment shall not relieve Buyer of Buyer's obligations herein unless Seller expressly relieves Buyer.

19.4     Gender; Number

         The use of (i) the neuter gender includes the masculine and feminine and (ii) the singular number includes the plural whenever the context requires.

                                                             PAGE 19 OF 22 PAGES

19.5     Captions

         Captions in this Agreement are inserted for the convenience of reference only and do not define, describe, or limit the scope or the intent of this Agreement or any of its terms.

19.6     Exhibits

         All attached exhibits are a part of this Agreement and are incorporated in full by this reference.

19.7     Entire Agreement

         This Agreement, together with the Confidentiality Agreement dated October 22, 2003, between Buyer and TBC, contains the entire agreement between the parties relating to the transactions contemplated hereby and all prior or contemporaneous agreements, understandings, representations, and statements, oral or written, including without limitation, the letter of intent dated October 3, 2003, between Buyer and TBC, are merged into this Agreement.

19.8     Modification

         No modification, waiver, amendment, discharge, or change of this Agreement shall be valid unless it is in writing and signed by the party against which the enforcement of the modification, waiver, amendment, discharge, or change is or may be sought.

19.9     Attorneys' Fees

         Should any party employ an attorney for the purpose of enforcing this Agreement, or any judgment based on this Agreement, in any legal proceeding whatsoever, including insolvency, bankruptcy, arbitration, declaratory relief, or other litigation, the prevailing party shall be entitled to receive from the other party or parties, reimbursement for all attorneys' fees and all costs, including, but not limited to, service of process, filing fees, court and court reporter costs, investigative costs, expert witness fees, and the cost of any bonds, whether taxable or not, and that such reimbursement shall be included in any judgment or final order issued in that proceeding. The "prevailing party" means the party determined by the court to most nearly prevail and not necessarily the one in whose favor a judgment is rendered.

19.10    Joint and Several Liability

         If any party consists of more than one person or entity, the liability of each such person or entity signing this Agreement shall be joint and several.

19.11    Governing Law

         This Agreement shall be construed and enforced in accordance with the laws of the states in which the Properties are located.

19.12    Time of Essence

         Time is of the essence of this Agreement and every provision hereof.

19.13    Severability

         In the event any term, covenant, condition, or provision of this Agreement is held to be invalid, void, or otherwise unenforceable by any court of competent jurisdiction, the fact that such term, covenant, condition, or provision is invalid, void, or otherwise unenforceable shall in

                                                             PAGE 20 OF 22 PAGES
no way affect the validity or enforceability of any other term, covenant, condition, or provision of this Agreement.

19.14    Successors and Assigns

         All terms of this Agreement shall be binding upon, inure to the benefit of, and be enforceable by the parties and their respective legal representatives, successors, and assigns.

19.15    Intentionally Deleted

19.16    Drafting

         This Agreement shall not be construed more strictly against one party than the other because it may have been drafted by one of the parties or its counsel, each having contributed substantially and materially to the negotiation and drafting hereof.

19.17    No Agreement Until Accepted

         Buyer's delivery of unexecuted copies or drafts of this Agreement is solely for the purpose of review by the party to whom delivered and is in no way to be construed as an offer by Buyer nor in any way implies that Buyer is under any obligation to purchase the Properties. When this Agreement has been executed by both Buyer and TBC, it shall constitute a binding agreement to purchase and sell the Properties upon the terms and conditions provided herein and Buyer and TBC agree to execute all instruments and documents and take all actions as may be reasonably necessary or required in order to consummate the purchase and sale of the Properties as contemplated herein.

19.18    Counterparts

         This Agreement may be executed in any number of counterparts, each of which shall be deemed an original. The counterparts shall together constitute but one agreement. Any signature on a copy of this Agreement or any document necessary or convenient thereto sent by facsimile shall be binding upon transmission by facsimile and the facsimile copy may be utilized for the purposes of this Agreement.

            THE REMAINDER OF THIS PAGE WAS LEFT BLANK INTENTIONALLY.

                                                             PAGE 21 OF 22 PAGES

             IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first set forth above.

BUYER:                                    SELLER:

REALTY INCOME CORPORATION,                TBC CORPORATION,
a Maryland corporation                    a Delaware corporation

By: /s/ MICHAEL R. PFEIFFER               By: /s/ TIMOTHY J. MILLER
    ------------------------------            -----------------------------
    Michael R. Pfeiffer,                      Timothy J. Miller,
    Executive Vice President and              Vice President and Treasurer
    General Counsel

ESCROW AGENT:

LANDAMERICA

By: /s/ JENNIFER FLYNN
    ------------------------------
    Jennifer Flynn,
    Senior Escrow Agent                                      PAGE 22 OF 22 PAGES

                   PURCHASE AGREEMENT AND ESCROW INSTRUCTIONS

                                   EXHIBIT "A"

                                  PROPERTY LIST

       STORE
NO.      NO.             STREET ADDRESS                   CITY             STATE
---------------------------------------------------------------------------------
 1      2701      159 DEFENSE HWY                      ANNAPOLIS              MD
 2      2702      9960 WATSON RD                       SAINT LOUIS            MO
 3      2708      7734 RICHMOND HWY                    ALEXANDRIA             VA
 4      2726      8601 N. MOPAC EXPRESSWAY             AUSTIN                 TX
 5      2733      LOT 7 / BLOCK A                      AUSTIN                 TX
 6      2739      2395 CRAIN HIGHWAY                   WALDORF                MD
 7      7000      2123 LOUISIANA ST                    HOUSTON                TX
 8      7001      139 BEAR HILL RD                     WALTHAM                MA
 9      7006      2939 SW MILITARY DR                  SAN ANTONIO            TX
10      7007      4753 JONESBORO RD                    UNION CITY             GA
11      7012      4011 BOLGER AVE                      INDEPENDENCE           MO
12      7018      80 CLUFF RD                          SALEM                  NH
13      7026      287 GRAFTON ST                       SHREWSBURY             MA
14      7037      13171 NORTHWEST FRWY                 HOUSTON                TX
15      7046      6550 W FREEWAY                       FORT WORTH             TX
16      7051      6904 NE LOOP 820                     N RICHLND HLS          TX
17      7056      802 IH 20 W                          ARLINGTON              TX
18      7137      3901 MURRAY PLACE                    LYNCHBURG              VA
19      7140      389 NORTH ALMONESSON ROAD            DEPTFORD               NJ
20      7142      13248 US HWY 183 NORTH               AUSTIN                 TX
21      7151      6755 HWY 6   S                       HOUSTON                TX
22      7154      221 S WOODBOURNE                     LANGHORNE              PA
23      7166      2036 WOODBURY AVE                    NEWINGTON              NH
24      7175      5580 HWY 6  N                        HOUSTON                TX
25      7178      2820 RT 73 NORTH                     MAPLE SHADE            NJ

26      7180      3235 BRUNSWICK PIKE                  LAWRENCEVILLE          NJ
27      7184      216 FRANKLIN MILLS CIRCLE            PHILADELPHIA           PA
28      7187      201 CAMBRIDGE ST                     ALLSTON                MA
29      7189      1355 I-10 S                          BEAUMONT               TX
30      7190      4802 RICHMOND AVE                    HOUSTON                TX
31      7195      301 W BAY AREA BLVD                  WEBSTER                TX
32      7197      17313 HWY 75                         HOUSTON                TX
33      7199      8423 CENTRAL AVE                     CAPITAL HTS            MD
34      7206      2611 S LOOP WEST                     HOUSTON                TX
35      7215      7333 W 119TH ST                      OVERLAND PARK          KS
36      7224      5765 LOOP 410  NW                    LEON VALLEY            TX
37      7226      7 GARDEN TERRACE                     WOBURN                 MA
38      7227      175 MAIN ST                          WEYMOUTH               MA
39      7234      1128 N IH 35 E                       CARROLLTON             TX
40      7237      1895 S WILLOW ST                     MANCHESTER             NH
41      7262      7881 KATY FRWY                       HOUSTON                TX
42      7267      798 TWO MILE PKWY                    GOODLETTSVLLE          TN
43      7274      9999 TOWNE CROSSING                  MESQUITE               TX
44      7277      1801 N CENTRAL EXPWY                 PLANO                  TX
45      7279      4720 SOUTH IH-35                     AUSTIN                 TX
46      7284      14501 TELEGRAPH RD                   WOODBRIDGE             VA
47      7287      2800 JEFFERSON DAVIS HWY             ALEXANDRIA             VA
48      7288      4650 WALZEN RD                       SAN ANTONIO            TX
49      7290      5201 HICKORY HOLLOW PKWY             ANTIOCH                TN
50      7291      7115 FM1960 WEST                     HOUSTON                TX
51      7294      12610 SW FREEWAY                     STAFFORD               TX
52      7297      13080 US HWY 281                     SAN ANTONIO            TX
53      7301      2475 GOLF RD                         HOFFMAN EST            IL
54      7339      1350 E ARAPAHO RD                    RICHARDSON             TX
55      7352      11100 OLD KATY ROAD                  HOUSTON                TX
56      7361      2400 S PARK RD                       BETHEL PARK            PA
57      7418      840 N VALLEY MILLS DR                WACO                   TX
58      7420      12900 WISTERIA DR                    GERMANTOWN             MD
59      7438      806 I-45 NORTH                       CONROE                 TX
60      7489      20459 HWY 59 NORTH                   HUMBLE                 TX
61      7526      9850 JOLIET RD                       COUNTRYSIDE            IL

62      7533      18 W 470 ROOSEVELT RD                LOMBARD                IL
63      7541      2435 BILLINGSLEY RD                  COLUMBUS               OH
64      7556      4672 BELDEN VILLAGE ST NW            CANTON                 OH
65      7567      1431 MANHEIM PIKE                    LANCASTER              PA
66      7569      6051 CARLISLE PK US11                MECHANICSBURG          PA
67      7587      2171 ROMIG RD                        AKRON                  OH
68      7607      868 NATIONAL RD                      WHEELING               WV
69      7611      851 CLAIRTON BLVD                    PITTSBURGH             PA
70      7612      9520 EAST INDEPENDENCE BLVD          FERGUSON               MO
71      7636      4800 SINCLAIR RD                     COLUMBUS               OH
72      7641      1105 WHEELING AVE                    CAMBRIDGE              OH
73      7642      5370 W 130TH ST                      CLEVELAND              OH
74      7676      88 STRATFORD DR                      BLOOMINGDALE           IL
75      7678      4389 FOX VLY CTR DR                  AURORA                 IL
76      7680      76 ORLAND SQ DR                      ORLAND PARK            IL
77      7686      4453 SOUTHWEST HWY                   OAK LAWN               IL
78      7726      3350 MALL LOOP DR                    JOLIET                 IL
79      7730      700 SPRING HILL RING RD              WEST DUNDEE            IL
80      7737      326 CENTER DR                        VERNON HILLS           IL
81      7739      5701 SUEMANDY DR                     ST PETERS              MO
82      7740      9007 N MILWAUKEE AVE                 NILES                  IL
83      7751      401 LOUCKS RD                        YORK                   PA
84      7758      7709 UNIVERSITY BLVD                 CHARLOTTE              NC
85      7759      9520 EAST INDEPENDENCE BLVD          MATTHEWS               NC
86      7768      1101 E PITTSBURGH ST                 GREENSBURG             PA
87      7797      4175 WILLIAM PENN HWY                MONROEVILLE            PA
88      7891      3550 PEACHTREE INDUSTRIAL BLVD       DULUTH                 GA
89      7989      4453 MITCHELLVILLE RD                BOWIE                  MD

                   PURCHASE AGREEMENT AND ESCROW INSTRUCTIONS

                                   EXHIBIT "B"

                        LAND AND BUILDING LEASE AGREEMENT

                        LAND AND BUILDING LEASE AGREEMENT

                                November __, 2003

                                    LANDLORD:

               [REALTY INCOME CORPORATION, a Maryland corporation]
                 [CREST NET LEASE, INC., a Delaware corporation]
     [REALTY INCOME TEXAS PROPERTIES, L.P., a Delaware limited partnership]

                                     TENANT:

                                NTW INCORPORATED,
                             a Delaware corporation

                               PREMISES LOCATION:

                              ___________________

                              ___________________

                              ___________________

                        LAND AND BUILDING LEASE AGREEMENT

                                TABLE OF CONTENTS

1.   DEFINITIONS.......................................................................................   1
     1.1    Lease Year.................................................................................   1
     1.2    Hazardous Material.........................................................................   1
     1.3    Wastes.....................................................................................   2
     1.4    Environmental Laws.........................................................................   2
     1.5    Release....................................................................................   2
     1.6    Pollutants.................................................................................   2
2.   CONDITION OF PROPERTIES...........................................................................   2
3.   TERM..............................................................................................   3
     3.1    Primary Term...............................................................................   3
     3.2    First Option to Extend.....................................................................   3
     3.3    Second Option to Extend....................................................................   3
     3.4    Third Option to Extend.....................................................................   3
     3.5    Fourth Option to Extend....................................................................   3
     3.6    Surrender of Properties; Holding Over......................................................   4
4.   BASE MONTHLY RENT.................................................................................   4
     4.1    Net-Net-Net Lease..........................................................................   4
     4.2    Base Monthly Rent..........................................................................   4
     4.3    Base Monthly Rent During the Extension Periods.............................................   5
5.   ADDITIONAL RENT...................................................................................   6
     5.1    Consumer Price Index Rental Increase.......................................................   6
6.   SUBSTITUTE RENT AND INCREASES.....................................................................   7
7.   SECURITY DEPOSIT..................................................................................   7
8.   USE OF THE PROPERTIES; COMPLIANCE.................................................................   7
     8.1    Use of the Properties......................................................................   7
     8.2    Compliance.................................................................................   7
9.   PROPERTY TAXES, OTHER CHARGES, ASSESSMENTS AND UTILITIES..........................................   7
     9.1    Tenant's Required Payments.................................................................   7
     9.2    Payments Not Required by Tenant............................................................   9
     9.3    Assessments................................................................................   9
     9.4    Utility Payments...........................................................................   9
     9.5    Tenant's Right to Contest Utility Charges, Contest Taxes and Seek Reduction of Assessed
            Valuation of the Properties................................................................   9
     9.6    Landlord Not Required to Join in Proceedings or Contest Brought by Tenant..................  10
     9.7    Partial Lease Years and Adjustment of Taxes................................................  10
     9.8    Monthly Installments of Property Taxes.....................................................  10
10.  FURNITURE, FIXTURES AND EQUIPMENT.................................................................  11
     10.1   Furniture, Fixtures, and Equipment.........................................................  11
     10.2   Landlord's Waiver..........................................................................  11
     10.3   Removal of Tenant's Personal Property at Expiration of Lease...............................  11

                                      (i)

     10.4   Right to Affix Signs.......................................................................  11
11.  MAINTENANCE AND REPAIRS OF THE PROPERTIES.........................................................  12
     11.1   Obligation to Maintain the Properties......................................................  12
     11.2   Obligation to Keep the Properties Clear....................................................  12
     11.3   Capital Expenditure During Final Years.....................................................  12
12.  ALTERATIONS AND IMPROVEMENTS......................................................................  13
     12.1   Right to Make Alterations..................................................................  13
     12.2   Tenant Shall Not Render Properties Liable For Any Lien.....................................  13
13.  INDEMNITY AND INSURANCE...........................................................................  14
     13.1   Indemnification............................................................................  14
     13.2   Insurance Company Requirement..............................................................  15
     13.3   Insurance Certificate Requirements.........................................................  15
     13.4   Minimum Acceptable Insurance Coverage Requirements.........................................  15
     13.5   Additional Insureds........................................................................  17
     13.6   Mortgage Endorsement.......................................................................  17
     13.7   Renewals, Lapses or Deficiencies...........................................................  17
     13.8   Waiver of Subrogation......................................................................  18
14.  PARTIAL AND TOTAL DESTRUCTION OF THE PROPERTIES...................................................  18
     14.1   Damage or Destruction......................................................................  18
     14.2   Tenant's Termination Notice; Rejectable Offer by Tenant....................................  18
15.  CONDEMNATION......................................................................................  19
     15.1   Condemnation Damages.......................................................................  19
     15.2   Termination of Lease Due to Condemnation...................................................  20
16.  ASSIGNMENT AND SUBLETTING.........................................................................  20
     16.1   Tenant's Right of Assignment and Subletting................................................  20
     16.2   Landlord's Option to Preserve Subtenancies.................................................  21
     16.3   Tenant's Assignment of All Rent from Subletting as Security for Tenant's Obligations.......  21
     16.4   Continuing Obligation of Tenant............................................................  22
     16.5   Fees and Costs with Regard to Proposed Assignment or Sublease..............................  22
     16.6   Landlord's Right of Assignment.............................................................  22
17.  DEFAULT AND TERMINATION...........................................................................  22
     17.1   Event of Default...........................................................................  22
     17.2   Landlord's Remedies........................................................................  23
     17.3   Late Charge................................................................................  26
     17.4   Right of Landlord to Re-Enter..............................................................  27
     17.5   Surrender of Properties....................................................................  27
     17.6   Interest Charges...........................................................................  27
     17.7   Tenant's Default...........................................................................  27
     17.8   Default by Landlord........................................................................  27
18.  RIGHT OF INSPECTION...............................................................................  28
19.  WAIVER OF BREACH..................................................................................  28
20.  NOTICES...........................................................................................  28
     20.1   Notice Requirements........................................................................  28
     20.2   Payments Under Lease.......................................................................  29
21.  RELATIONSHIP OF THE PARTIES.......................................................................  29

                                      (ii)

22.  SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AND ESTOPPEL........................................  30
     22.1   Subordination and Non-Disturbance..........................................................  30
     22.2   Attornment.................................................................................  30
     22.3   Estoppel Certificate.......................................................................  30
23.  TENANT'S FINANCIAL STATEMENTS.....................................................................  31
24.  ATTORNEYS' FEES...................................................................................  31
     24.1   Recovery of Attorneys' Fees and Costs of Suit..............................................  31
     24.2   Party to Litigation........................................................................  32
     24.3   Landlord's Consent.........................................................................  32
25.  CONSENT...........................................................................................  32
26.  AUTHORITY TO MAKE LEASE; COVENANT OF QUIET ENJOYMENT..............................................  32
     26.1   Full Power and Authority to Enter Lease....................................................  32
     26.2   Quiet Enjoyment............................................................................  32
     26.3   No Violation of Covenants and Restrictions.................................................  32
27.  HAZARDOUS MATERIAL................................................................................  33
     27.1   Environmental Compliance...................................................................  33
     27.2   Tenant's Responsibility for Hazardous Materials............................................  33
     27.3   Tenant's Environmental Indemnification.....................................................  34
     27.4   Tenant's Notification Obligation...........................................................  34
     27.5   Landlord's Right of Entry..................................................................  34
     27.6   Survival...................................................................................  35
28.  RIGHT OF SUBSTITUTION.............................................................................  35
29.  RIGHT OF FIRST OFFER..............................................................................  37
30.  RIGHT OF FIRST REFUSAL............................................................................  38
31.  GENERAL PROVISIONS................................................................................  39
     31.1   Recitals...................................................................................  39
     31.2   Gender; Number.............................................................................  39
     31.3   Captions...................................................................................  39
     31.4   Exhibits...................................................................................  39
     31.5   Entire Agreement...........................................................................  39
     31.6   Drafting...................................................................................  39
     31.7   Modification...............................................................................  39
     31.8   Joint and Several Liability................................................................  39
     31.9   Enforceability.............................................................................  39
     31.10  Attorneys' Fees............................................................................  40
     31.11  Time of Essence............................................................................  40
     31.12  Severability...............................................................................  40
     31.13  Successors and Assigns.....................................................................  40
     31.14  Independent Covenants......................................................................  40
     31.15  Limitation of Landlord's Liability.........................................................  40
     31.16  Waiver of Trial by Jury....................................................................  40
     31.17  No Lease Until Accepted....................................................................  41
     31.18  Deed of Lease..............................................................................  41
     31.19  Counterparts...............................................................................  42

                                     (iii)

Exhibit "A" - Property List
Exhibit "B" - Memorandum of Lease
Exhibit "C" - Intentionally Deleted
Exhibit "D" - Subordination, Non-Disturbance and Attornment Agreement Exhibit "E" - Estoppel Certificate

                                      (iv)

                        LAND AND BUILDING LEASE AGREEMENT

         This Land and Building Lease Agreement (this "LEASE"), dated for reference purposes only as of November __, 2003, is made by and between [REALTY INCOME CORPORATION, a Maryland corporation] [CREST NET LEASE, INC., a Delaware corporation] [REALTY INCOME TEXAS PROPERTIES, L.P., a Delaware limited partnership] ("LANDLORD"), and NTW INCORPORATED, a Delaware corporation ("TENANT"), with reference to the recitals set forth below.

                                    RECITALS

         A. Landlord is the owner of __________ (__) certain real properties, together with all improvements located thereon and appurtenances thereunto belonging, which real properties are identified on the "PROPERTY LIST," attached hereto and incorporated herein as Exhibit "A." The terms "PROPERTY" and "PROPERTIES" as used in this Lease shall mean certain or all (as the context may require) of the real properties identified on the Property List.

         B. Landlord and Tenant acknowledge and agree that this Lease is a master lease for all of the Properties, and further acknowledge and agree that the economic terms of the transaction would have been materially different had there been separate lease agreements for each of the Properties.

         C. Landlord desires to lease the Properties to Tenant, and Tenant desires to lease the Properties from Landlord pursuant to the provisions of this Lease.

         D. Landlord and Tenant acknowledge and agree that as material consideration for this Lease and the transactions contemplated hereby, TBC Corporation, a Delaware corporation ("GUARANTOR") has agreed to guaranty the full payment and performance of Tenant hereunder pursuant to that certain Guaranty of Lease dated of even date herewith ("GUARANTY").

                                 1. DEFINITIONS

         The following terms, when used in this Lease, shall have the meaning set forth in this Section.

1.1      Lease Year

         The term "LEASE YEAR" shall mean the first twelve (12) full calendar months after the Commencement Date (as defined in Section 3) and each subsequent twelve (12) month period thereafter during the term and any extensions. If the Commencement Date is other than the first day of the month, then the first Lease Year also will include the partial month in which the Commencement Date occurs.

1.2      Hazardous Material

         The term "HAZARDOUS MATERIAL" includes, but is not limited to, any and all hazardous or toxic substances, Wastes, or materials, including but not limited to asbestos or asbestos-containing materials, petroleum and petroleum products (including without limitation, gasoline and diesel), pollutants, pollution, contaminants or contamination as those terms are commonly used or as defined or designated under any Environmental Law.

                                                              PAGE 1 OF 42 PAGES

1.3      Wastes

         The term "WASTES" includes any and all chemical, petroleum, or biological wastes, contaminants, emissions, discharges, or pollutants, whether hazardous or non-hazardous, liquid, solid or gaseous, and whether from any production, operation, maintenance, manufacturing, processing, storage, use or other activity, where such waste is regulated under federal, state, or local law which is designed to protect health, safety or the environment.

1.4      Environmental Laws

         The term "ENVIRONMENTAL LAWS" includes, but is not limited to all federal, state and local statutes, regulations or ordinances, all rules, policies, directives, orders, demands or requirements of any government agency, and all common law, regulating, relating to, affecting or imposing liability or other obligations concerning hazardous substances, hazardous wastes, Hazardous Materials, Pollutants, Wastes, human health or the environment, including but not limited to the occupational or environmental conditions on or about the Properties, as now exist or may at any later time be adopted or amended, including, but not limited to, laws and regulations relating to Hazardous Materials or Waste Release reporting requirements, noise abatement requirements, provisions protecting natural resources, species and habitat.

1.5      Release

         The term "RELEASE" means any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, or disposing into the environment any Hazardous Material, Pollutants or Wastes.

1.6      Pollutants

         The term "POLLUTANTS" means any Hazardous Materials or Wastes arising out of Tenant's past, present or future use or occupancy of the Properties, Tenant's acts or omissions which include, but are not limited to, any Hazardous Materials or Wastes transported to or from the Properties, used, stored, spilled, released, discharged, disposed or emitted by Tenant or its invitees and any Hazardous Materials Released at, under, from, or to the Properties, including without limitation the migration of Hazardous Materials or Wastes to or from the Properties, during or before the Lease term. As used herein, Tenant includes Tenant's employees, agents, successors, sublessees, assigns, contractors, subcontractors, or persons acting on behalf of Tenant.

                           2. CONDITION OF PROPERTIES

         Landlord leases to Tenant and Tenant leases from Landlord the Properties in their "AS IS, WHERE IS, WITH ALL FAULTS" condition with no representations or warranties whatsoever and on the terms and conditions set forth in this Lease. By affixing its initials below, Tenant acknowledges and agrees that: (i) no representations have been or are made, or responsibility assumed by Landlord, with respect to the Properties or their operations, or the condition or repair of the Properties, or as to any fact, circumstance, thing or condition which may affect or relate to the Properties, except as specifically set forth in this Lease; (ii) the Properties are leased in their "AS IS, WHERE IS, WITH ALL FAULTS" condition as of the Commencement Date; and (iii) other than as specifically set forth in this Lease, Landlord shall have no obligation to alter, restore, improve, repair or develop the Properties, and further shall

                                                              PAGE 2 OF 42 PAGES
have no obligation to remove therefrom any parties or items of personal property, or other trade fixtures or equipment which may be upon the Properties.

                                                       ________________________
                                                       Tenant's Initials

                                    3. TERM

3.1      Primary Term

         The effective date (the "COMMENCEMENT DATE") of this Lease shall be the date upon which escrow is deemed closed pursuant to that certain Purchase Agreement and Escrow Instructions of even date herewith by and between Tenant, as "Seller," and Landlord, as "Buyer" ("PURCHASE AGREEMENT"). The expiration date (the "EXPIRATION DATE") of the primary term (the "PRIMARY TERM") of this Lease shall be the last day of the month TWENTY (20) YEARS following the Commencement Date, unless extended as set forth in Section 3.2, Section 3.3 and
Section 3.4. References to the term of the Lease shall include extensions, if any. Except as otherwise expressly stated, the terms and conditions of this Lease shall remain in effect during any extension, renewal or holdover of the Primary Term. Concurrently with the recording of the deeds transferring ownership of the Properties to Landlord, Memorandums of Lease substantially in the form of Exhibit "B," attached hereto and incorporated herein, may be recorded by and at the expense of Tenant with respect to each of the Properties.

3.2      First Option to Extend

         On or before two hundred ten (210) days prior to the expiration of the Primary Term, provided there are no material uncured Events of Default (as defined in Section 17) existing under the Lease, Tenant may extend the term of this Lease for an additional FIVE (5) YEARS by notifying Landlord of such intention in writing ("FIRST EXTENSION PERIOD"). The maximum term of the Lease with one extension is TWENTY FIVE (25) YEARS.

3.3      Second Option to Extend

         On or before two hundred ten (210) days prior to the expiration of the First Extension Period, provided there are no material uncured Events of Default existing under the Lease, Tenant may extend the term of this Lease for an additional FIVE (5) YEARS by notifying Landlord of such intention in writing ("SECOND EXTENSION PERIOD"). The maximum term of the Lease with two extensions is THIRTY (30) YEARS.

3.4      Third Option to Extend

         On or before two hundred ten (210) days prior to the expiration of the Second Extension Period, provided there are no material uncured Events of Default existing under the Lease, Tenant may extend the term of this Lease for an additional FIVE (5) YEARS by notifying Landlord of such intention in writing ("THIRD EXTENSION PERIOD"). The maximum term of the Lease with three extensions is THIRTY FIVE (35) YEARS.

3.5      Fourth Option to Extend

         On or before two hundred ten (210) days prior to the expiration of the Third Extension Period, provided there are no material uncured Events of Default existing under the Lease, Tenant may extend the term of this Lease for an additional FIVE (5) YEARS by notifying

                                                              PAGE 3 OF 42 PAGES

Landlord of such intention in writing ("FOURTH EXTENSION PERIOD"). The maximum term of the Lease with three extensions is FORTY (40) YEARS.

         Tenant may exercise each Option to Extend as to any or all of the Properties as Tenant shall elect in its sole and absolute discretion.

         The First Extension Period, Second Extension Period, Third Extension Period and Fourth Extension Period collectively shall be referred to as the "EXTENSION PERIODS."

3.6      Surrender of Properties; Holding Over

         On the last day or sooner termination of the term of this Lease, Tenant shall quit and surrender the Properties, together with all alterations, vacant and free of all tenancies and any leasehold rights therein and in good condition and repair, normal wear and tear excepted, broom clean and in compliance with the terms of this Lease, and shall surrender all keys for the Properties to Landlord at the place then fixed for the payment of rent and shall inform Landlord of all combinations of locks, safes, and vaults, if any, in the Properties. If Tenant does not do so, then after expiration of this Lease, it will be a tenant at will upon the applicable conditions of this Lease. In such event the rent payable shall be increased by fifty percent (50%) over the rent payable during the last full month of the term of this Lease that just ended. If the Properties are not surrendered as and when aforesaid, Tenant shall indemnify Landlord from and against loss or liability resulting from the delay by Tenant in so surrendering the Properties, including without limitation, any claims made by any succeeding occupant or purchaser founded on such delay, but excluding any consequential and incidental damages. Tenant's obligations under this Section shall survive the expiration or earlier termination of this Lease.

                              4. BASE MONTHLY RENT

4.1      Net-Net-Net Lease

         This is a net-net-net lease. It is the intention of Landlord and Tenant that the Base Monthly Rent (as defined below) and other sums and charges provided herein shall be absolutely net to Landlord. Except as otherwise specifically set forth in this Lease, Tenant shall pay, as additional rent, all costs, charges, obligations, assessments, and expenses of every kind and nature against or relating to the Properties or the use, occupancy, area, possession, leasing, operation, management, maintenance, or repair thereof, which may arise or become due during the term hereof, or which may pertain to this transaction, whether or not now customary or within the contemplation of the parties hereto, and which, except for the execution and delivery of this Lease, would have been payable by Landlord.

4.2      Base Monthly Rent

         Tenant shall pay to Landlord as base monthly rent ("BASE MONTHLY RENT") an amount equal to one-twelfth (1/12th) of the total sum of all funds paid by Landlord or its affiliates (as Buyer) to Tenant or its affiliates (as Seller) or third parties pursuant to the terms of the Purchase Agreement, multiplied by the rate of EIGHT AND 90/100ths percent (8.90%). Base Monthly Rent allocated to each of the Properties (the "INDIVIDUAL STORE RENTS") is listed on Exhibit "A." The parties acknowledge and agree that the Individual Store Rents are included in Exhibit "A." In the event: (i) this Lease is terminated pursuant to the terms hereof as to certain (but not all) of the Properties; or (ii) of a conveyance by Landlord of Landlord's interest in the Lease as to one

                                                              PAGE 4 OF 42 PAGES
of more of the Properties prior to expiration or termination hereof; or (iii) an assignment by Tenant of Tenant's interest in this Lease as to one or more of the Properties pursuant to the terms hereof, Base Monthly Rent payable hereunder following said event shall be adjusted by the respective Individual Store Rents and Landlord and Tenant shall enter into a mutually acceptable amendment to Exhibit "A."

         Base Monthly Rent shall be payable by Tenant to Landlord in advance in equal monthly installments commencing upon the Commencement Date and on the first day of each calendar month thereafter, without prior notice, invoice, demand, deduction or offset whatsoever. Landlord shall have the right to accept all rent and other payments, whether full or partial, and to negotiate checks and payments thereof without any waiver of rights, irrespective of any conditions to the contrary sought to be imposed by Tenant. At Tenant's option, Base Monthly Rent may be paid either by check or electronically by ACH debit to Landlord's account. All rent shall be paid to Landlord at the address to which notices to Landlord are given. The Base Monthly Rent for any partial month shall be prorated based upon the actual number of days in the period subject to proration.

4.3      Base Monthly Rent During the Extension Periods

         In the event Tenant exercises its option(s) to extend the term of this Lease as set forth above, the Base Monthly Rent shall be adjusted as follows:

         4.3.1 First Extension Period: The Base Monthly Rent which is payable by Tenant during the First Extension Period shall be equal to the Base Monthly Rent payable by Tenant during the last month of the Primary Term for the Properties subject to the First Extension multiplied by ONE HUNDRED SEVEN AND ONE-HALF PERCENT (107.5%).

         4.3.2 Second Extension Period: The Base Monthly Rent which is payable by Tenant during the Second Extension Period shall be equal to the Base Monthly Rent payable by Tenant during the last month of the First Extension Period for the Properties subject to the Second Extension multiplied by ONE HUNDRED SEVEN AND ONE-HALF PERCENT (107.5%).

         4.3.3 Third Extension Period: The Base Monthly Rent which is payable by Tenant during the Third Extension Period shall be equal to the Base Monthly Rent payable by Tenant during the last month of the Second Extension Period for the Properties subject to the Third Extension multiplied by ONE HUNDRED SEVEN AND ONE-HALF PERCENT (107.5%).

         4.3.4 Fourth Extension Period: The Base Monthly Rent which is payable by Tenant during the Fourth Extension Period shall be equal to the Base Monthly Rent payable by Tenant during the last month of the Third Extension Period for the Properties subject to the Fourth Extension multiplied by ONE HUNDRED SEVEN AND ONE-HALF PERCENT (107.5%).

                                                              PAGE 5 OF 42 PAGES

                               5. ADDITIONAL RENT

5.1      Consumer Price Index Rental Increase

         The capitalized terms used herein are defined below. Effective on each Adjustment Date, Base Monthly Rent shall be increased by TWO (2) times the increases in the CPI, with the increases to be calculated as follows: (i) subtract one point zero (1.0) from a fraction, the numerator of which shall be the Variable Index, and the denominator of which shall be the Base Index; and
(ii) multiply the result obtained in (i) above by TWO (2); then (iii) multiply the result obtained in (ii) above by the Initial Base Monthly Rent. Notwithstanding the foregoing, in no event shall the increase in Base Monthly Rent exceed SEVEN AND ONE-HALF PERCENT (7.5%), nor shall the new Base Monthly Rent be less than the previous Base Monthly Rent.

         The new Base Monthly Rent shall be payable in advance in consecutive monthly installments on the first day of each month until the next Adjustment Date, or the expiration of the term, as the case may be. Landlord's delay or the failure of Landlord, beyond commencement of any Adjustment Date, in computing or billing for these adjustments will not impair the continuing obligation of Tenant to pay the rent adjustments. In applying the foregoing formula for Base Monthly Rent adjustments, the following terms shall have the following meaning:

         5.1.1 "ADJUSTMENT DATE" shall mean, as the case may require, the FIFTH (5TH), TENTH (10TH) and FIFTEENTH (15TH) anniversary of the Commencement Date; provided, however, if the Commencement Date is other than the first day of the month, then "Adjustment Date" shall mean, as the case may require, the first day of the first month occurring after the FIFTH (5TH), TENTH (10TH) and FIFTEENTH (15TH) anniversary of the Commencement Date.

         5.1.2 "BASE INDEX" shall mean the CPI for the first month of the first Lease Year.

         5.1.3 "CPI" shall mean the Consumer Price Index for All Urban Consumers, All Items, U.S.A. Area, 1982-1984 = 100, as published by the Bureau of Labor Statistics, United States Department of Labor (U.S. City Average). If such index is discontinued, CPI shall then mean the most nearly comparable index published by the Bureau of Labor Statistics or other official agency of the United States Government as determined by Landlord.

         5.1.4 "INITIAL BASE MONTHLY RENT" shall mean the Base Monthly Rent payable by Tenant for the first full calendar month of the first Lease Year.

         5.1.5 "VARIABLE INDEX" shall mean the CPI for the month in which the Adjustment Date occurs.

                                                              PAGE 6 OF 42 PAGES

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                        6. SUBSTITUTE RENT AND INCREASES

         This Section was left blank intentionally.

                               7. SECURITY DEPOSIT

         This Section was left blank intentionally.

                      8. USE OF THE PROPERTIES; COMPLIANCE

8.1      Use of the Properties

         Tenant shall use the Properties for the operation of retail tire stores and installation services facilities (including, but not limited to, tire sales and installation, oil changes, wheel sales and service, general automotive repair and maintenance services, including, but not limited to, lubrication, air conditioning services, transmission and cooling system services) or for such other use as Tenant may determine in Tenant's reasonable business judgment, provided that such use: (i) is lawful, (ii) is in compliance with applicable environmental, zoning, and land use laws and requirements, (iii) does not violate matters of record or restriction affecting the premises, (iv) would not have a material adverse affect on the value of the premises, and (v) would not result or give rise to any material environmental deterioration or degradation of the Premises ("USE"), and no other uses without the prior written consent of Landlord which consent shall not be unreasonable withheld, conditioned or delayed. Tenant has satisfied itself, and represents to Landlord, that the use of the Properties as retail tire stores and automotive service facilities is lawful and conforms to all applicable zoning and other use restrictions and regulations applicable to the Properties. Notwithstanding the foregoing, Tenant shall have no obligation to operate any or all of the foregoing businesses or facilities so long as Tenant continues to pay all amounts due under this Lease.

8.2      Compliance

         Tenant, at Tenant's sole expense, promptly shall comply with all applicable statutes, ordinances, rules, regulations, orders, covenants and restrictions of record, and requirements in effect during the term or any part of the term hereof, regulating the use by Tenant of the Properties, including, without limitation, the obligation at Tenant's cost, to alter, maintain, or restore the Properties in compliance and conformity with all laws relating to the condition, use or occupancy of the Properties during the term (including, without limitation, any and all requirements as set forth in the Americans with Disabilities Act) and regardless of (i) whether such laws require structural or non-structural improvements, (ii) whether the improvements were foreseen or unforeseen, and (iii) the period of time remaining in the term.

           9. PROPERTY TAXES, OTHER CHARGES, ASSESSMENTS AND UTILITIES

9.1      Tenant's Required Payments

         Tenant shall (i) pay before delinquency and as additional rent, all Property Taxes and Other Charges (as such terms are defined herein) that accrue during or are otherwise allocable to the term of this Lease directly to the appropriate taxing authority; and (ii) concurrently provide Landlord with evidence of payment thereof. Property taxes and Other Charges together are referred to herein as "TAXES."

                                                              PAGE 7 OF 42 PAGES

         9.1.1 "PROPERTY TAXES" shall mean all taxes, assessments, excises, levies, fees, and charges (and any tax, assessment, excise, levy, fee, or charge levied wholly or partly in lieu thereof or as a substitute therefor or as an addition thereto) of every kind and description, general or special, ordinary or extraordinary, foreseen or unforeseen, secured or unsecured, whether or not now customary or within the contemplation of Landlord and Tenant, that are not Excluded Taxes (as hereinafter defined) and are levied, assessed, charged, confirmed, or imposed on or against, or otherwise with respect to, the Properties or any part thereof or any personal property used in connection with the Properties. It is the intention of Landlord and Tenant that all new and increased taxes, assessments, levies, fees and charges be included within the definition of Property Taxes for the purpose of this Lease.

         9.1.2 "OTHER CHARGES" shall mean all taxes, assessments, excises, levies, fees, and charges (including, without limitation, common area maintenance charges, charges relating to the cost of providing facilities or services, and charges relating to documents or instruments of record effecting or encumbering the Properties), whether or not now customary or within the contemplation of Landlord and Tenant, that are not Excluded Taxes (as hereinafter defined) and are levied, assessed, charged, confirmed, or imposed upon, or measured by, or reasonably attributable to (a) the Properties; (b) the cost or value of Tenant's furniture, fixtures, equipment, or personal property located in the Properties or the cost or value of any leasehold improvements made in or to the Properties by or for Tenant, regardless of whether title to such improvements is vested in Landlord; (c) Landlord's receipt of Base Monthly Rent and all additional rent payable under the Lease, including, if applicable, Property Taxes, Other Charges, insurance, maintenance, and other costs incurred by Tenant by which Landlord may benefit, as a substitute for Property Taxes; (d) the possession, leasing, operation, management, maintenance, alteration, repairs, use or occupancy by Tenant of the Properties; or (e) this transaction or any document to which Tenant is a party creating or transferring an interest or an estate in the Properties (but specifically excluding any transfer taxes associated with the sale of one or more of the Properties by Landlord in the event of a sale of one or more of the Properties by Landlord).

         9.1.3 In addition to the foregoing, during the term of this Lease, Tenant acknowledges and agrees it is obligated to and shall perform all obligations of the owner of the Properties under, and pay all expenses which the owner of the Properties may be required to pay in accordance with, any reciprocal easement agreements or any other documents or instruments of record now (or of record in the future if created or filed by or with the consent of Tenant) affecting the Properties, herein referred to collectively as the "REA's." Tenant shall promptly comply

                                                              PAGE 8 OF 42 PAGES
                  with all of the terms and conditions of the REA's during the term of this Lease.

9.2      Payments Not Required by Tenant

         Tenant shall not be required to pay any taxes imposed on Landlord's gross receipts or gross income or any other local, state or federal income or franchise taxes of Landlord, or any local, state or federal estate, succession, inheritance, or transfer taxes of Landlord (collectively, "EXCLUDED TAXES"), but specifically including transfer taxes imposed upon the transactions contemplated by this sale-leaseback transaction.

9.3      Assessments

         If any assessment for a capital improvement made by a public or governmental authority shall be levied or assessed against the Properties, and the assessment is payable either in a lump sum or on an installment basis, then Tenant shall have the right to elect the basis of payment; if Tenant so elects the installment basis of payment, then any installment which accrues prior to the Expiration Date and is payable after the Expiration Date shall be prorated and apportioned as of the Expiration Date in the same manner as property taxes pursuant to Section 9.7 below. Notwithstanding the foregoing, in the event of a special assessment for any public or private improvement, the life of which extends beyond the term of this Lease, the assessment for such improvement shall be paid by the Landlord and amortized over the life of the improvement and Tenant shall be responsible for only the amortized portion as is amortized during the term of this Lease.

9.4      Utility Payments

         Tenant shall promptly pay when due all charges for water, gas, electricity, and all other utilities furnished to or used upon the Properties, including all charges for installation, termination, and relocations of such service. Following an Event of Default, and during the pendency of such default, Landlord, at its option, may by written notice require Tenant to furnish Landlord with evidence of payment of such charges.

9.5 Tenant's Right to Contest Utility Charges, Contest Taxes and Seek Reduction of Assessed Valuation of the Properties

         Tenant, at Tenant's sole cost and expense, shall have the right, at any time, to seek a reduction in the assessed valuation of the Properties or to contest any taxes or utility charges that are to be paid by Tenant; provided however, Tenant shall (i) give Landlord written notice of any such intention to contest at least five (5) business days before any delinquency could occur; (ii) indemnify and hold Landlord harmless from all liability on account of such contest; (iii) take such action as is necessary to remove the effect of any lien which attached to any of the Properties or the improvements thereon due to such contest, or in lieu thereof, at Landlord's election, furnish Landlord with adequate security for the amount of the Taxes due plus interest and penalties; and (iv) in the event of a final determination adverse to Tenant, prior to enforcement, foreclosure or sale, pay the amount involved together with all penalties, fines, interest, costs, and expenses which may have accrued. Tenant may use any means allowed by statute to protest Taxes or utility charges as defined in this Section 9 as long as Tenant remains current as to all other terms and conditions of this Lease.

                                                              PAGE 9 OF 42 PAGES

9.6      Landlord Not Required to Join in Proceedings or Contest Brought by
         Tenant

         Landlord shall not be required to join in any proceeding or contest brought by Tenant unless the provisions of the law require that the proceeding or contest be brought by or in the name of Landlord or the owner of the Property, but Landlord agrees to reasonably cooperate with Tenant in any proceeding or contest brought by Tenant. In that case, Landlord shall join in the proceeding or contest or permit it to be brought in Landlord's name as long as Landlord is not required to bear any cost. Tenant, on final determination of the proceeding or contest, shall immediately pay or discharge any decision or judgment rendered, together with all costs, charges, interest, and penalties incidental to the decision or judgment.

9.7      Partial Lease Years and Adjustment of Taxes

         Property Taxes (and Other Charges, as may be applicable) payable by Tenant in accordance with the terms of this Lease shall be appropriately adjusted for any partial Lease Year. Upon the Expiration Date, Taxes which have accrued prior to the Expiration Date and are payable after the Expiration Date, shall be prorated and apportioned as of the Expiration Date based upon the actual number of days in the period subject to proration such that Tenant shall bear all expenses with respect to the Properties up through and including the Expiration Date. Any amount payable by Tenant shall be remitted to Landlord within ten (10) business days following the Expiration Date. Any excess prepaid Taxes shall be refunded to Tenant by Landlord within ten (10) business days of the Expiration Date. Taxes which cannot be ascertained with certainty as of the Expiration Date shall be prorated on the basis of the parties' reasonable estimates of such amount(s) and shall be the subject of a final proration as soon thereafter as the precise amounts can be ascertained. The provisions of this paragraph shall survive the expiration or termination of this Lease.

9.8      Monthly Installments of Property Taxes

         After more than two (2) Events of Default in any twelve (12) month period, at Landlord's option, at any time following an Event of Default, upon written notice to Tenant and without in any way limiting Tenant's obligations under this Lease, Property Taxes shall be paid by Tenant as additional rent to an escrow agent selected by Landlord ("TAX ESCROW") in monthly installments for the lesser of the remaining Term of this Lease or twelve (12) months after the Event of Default is cured on the same day that Base Monthly Rent is due hereunder. Such monthly installments shall be an estimated amount equal to one-twelfth (1/12) of the Property Taxes for the immediate preceding year, subject to adjustment when the actual amount of Property Taxes is determined. At such time as the actual amount of Property Taxes is determined, Landlord shall furnish to Tenant a statement indicating the actual amount of Property Taxes. Within thirty (30) days after receipt of such statement by Tenant, Tenant shall deposit with the Tax Escrow any deficiency due. Any surplus paid by Tenant shall, at Tenant's option, be credited against the next installment(s) of Base Monthly Rent or other charges due from Tenant or be refunded to Tenant forthwith. All costs and expenses associated with establishing the Tax Escrow shall be born by Tenant.

                                                             PAGE 10 OF 42 PAGES

                      10. FURNITURE, FIXTURES AND EQUIPMENT

10.1     Furniture, Fixtures, and Equipment

         During the term Tenant may, at Tenant's expense, place or install such furniture, trade fixtures, equipment, machinery, furnishings, face plates of signage and other articles of movable personal property (collectively, "TENANT'S PERSONAL PROPERTY") on the Properties as may be needed for the conduct of Tenant's business. It is expressly understood that the term Tenant's Personal Property as used herein shall in no event extend to leasehold improvements, fixtures or similar "vanilla shell" items such as light fixtures, HVAC equipment, or other fixtures and equipment permanently affixed to the Properties.

10.2     Landlord's Waiver

         Tenant may finance Tenant's Personal Property at any time and from time to time during the term of this Lease. Upon request of Tenant, Landlord shall execute and deliver to any lender a Landlord's Waiver in such form as shall be requested by Tenant and reasonably acceptable to Landlord. Tenant may remove and replace Tenant's Personal Property periodically during the term of this Lease.

10.3     Removal of Tenant's Personal Property at Expiration of Lease

         At the expiration or earlier termination of the Lease Tenant's Personal Property may be removed at the option of Tenant. In the alternative, at the expiration or earlier termination of the Lease, Landlord may require Tenant to remove Tenant's Personal Property from the affected Properties within a reasonable time (but not less than twenty (20) days) following receipt of written notice from Landlord. Tenant promptly shall make such repairs and restoration of the affected Properties as may be necessary to repair any damage to the Properties from the removal of Tenant's Personal Property. Any of Tenant's Personal Property not so removed shall be deemed abandoned, and Landlord may cause such property to be removed from the Properties and disposed of, but the reasonable cost of any such removal shall be borne by Tenant. Landlord hereby waives any statutory landlord's lien it may have in Tenant's Personal Property. The provisions of this Section 10.3 shall survive the expiration or termination of this Lease but shall not be applicable upon the termination of this Lease as to any Property purchased by Tenant.

10.4     Right to Affix Signs

         Tenant shall have the right to decorate the Properties and affix signs customarily used in its business upon the windows, doors, interior and exterior walls of the Properties, and such free-standing signs as may seem appropriate to Tenant and are authorized by any governmental authority having jurisdiction over the Properties and permitted by any covenants, conditions and restrictions encumbering the Properties. Upon the expiration or earlier termination of the Lease as to any or all of the Properties (except if the termination results from the purchase of a Property by Tenant), Tenant shall remove such signs from the affected Properties within a reasonable time following receipt of written notice from Landlord; provided, however, in no event may Tenant remove free-standing signage (such as pole-mounted or monument signs) from the Properties. Tenant promptly shall make such repairs and restoration of the affected Properties as are necessary to repair any damage to the affected Properties from the removal of the signs.

                                                             PAGE 11 OF 42 PAGES

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                  11. MAINTENANCE AND REPAIRS OF THE PROPERTIES

11.1     Obligation to Maintain the Properties

         During the term of this Lease, Tenant shall, at its own expense, keep and maintain the entirety of the Properties in good order and repair, including, but not limited to, the interior, exterior, foundations, floors, walls, roof and structure of the building; the sidewalks, curbs, trash enclosures, landscaping with sprinkler system (if installed), light standards, and parking areas which are a part of the Properties. Tenant shall make such repairs and replacements as may be necessary, regardless of whether the benefit of such repair or replacement extends beyond the term of this Lease. The Properties shall be returned to Landlord at the termination or expiration of this Lease in good condition, ordinary wear excepted. In the event of destruction of the Properties by fire or casualty, the condition of the Properties upon termination of this Lease shall be governed by Section 14. Landlord shall have no obligation whatsoever to alter, remodel, improve, repair, renovate, retrofit or maintain the Properties or any portion thereof.

11.2     Obligation to Keep the Properties Clear

         Tenant shall keep the Properties, including sidewalks adjacent to the Properties and loading area allocated for the use of Tenant, clean and free from rubbish and debris at all times. Tenant shall store all trash and garbage within the Properties and arrange for regular pickup and cartage of such trash and garbage at Tenant's expense.

11.3     Capital Expenditure During Final Years

         In the event the foregoing provisions of this Section 11 obligates Tenant to make any "Capital Expenditure" (as defined below) during the final three (3) year(s) of the term of this Lease, the cost incurred by Tenant in connection therewith shall be amortized over the estimated useful life of the Capital Expenditure and allocated between Landlord and Tenant, with (a) Tenant paying the portion of such cost determined by multiplying such cost by a ratio, the numerator of which shall be the number of days then remaining in the term of this Lease, and the denominator of which shall be the number of days in such estimated useful life, and (b) Landlord paying the remainder of such costs; provided, however, Tenant shall obtain Landlord's written approval before incurring any costs or expenses for Capital Expenditures which Tenant shall later seek reimbursement, such approval not to be unreasonably withheld. In the event that following reimbursement of a portion of the cost of the Capital Expenditure by Landlord ("LANDLORD'S PORTION") Tenant extends the term of the Lease by exercising one of Tenant's extension options, Tenant shall refund some or all of Landlord's Portion, such refund calculated as if Tenant had exercised the extension option prior to performing the work of Capital Expenditure, and the remaining term of the Lease included such option, as exercised.

         As used herein, "CAPITAL EXPENDITURE" shall mean those expenditures incurred in connection with the roofs, parking lots or HVAC equipment located on the Premises, the reasonable and actual cost of which exceeds Ten Thousand Dollars ($10,000) for any one of the Properties (but excluding any fixtures, equipment or improvements unique to Tenant's use of the Property). Any credit due Tenant pursuant to the terms hereof shall be paid by Landlord to Tenant within thirty (30) days of the expiration of the Lease. In no event shall the provisions of this Section 11.3 be applicable if the Capital Expenditure was necessitated as a result of Tenant's

                                                             PAGE 12 OF 42 PAGES
failure to maintain the item or items at issue in good order and repair throughout the Lease term as required pursuant to the terms of this Lease.

                        12. ALTERATIONS AND IMPROVEMENTS

12.1     Right to Make Alterations

         At all times during the term of this Lease, except as provided in
Section 17, Tenant shall have the right to make alterations, additions and improvements (collectively, "ALTERATIONS") to the interior or exterior of the Properties and parking areas adjacent to the Properties as more particularly set forth herein. Tenant shall have the right to make Alterations in its reasonable business judgment at any time to the extent such Alterations are non-structural in nature and will cost less than FIFTY THOUSAND DOLLARS ($50,000) in the aggregate (on a property-by-property basis). Any non-structural Alterations that will cost in excess of FIFTY THOUSAND DOLLARS ($50,000) (on a property-by-property basis), but less than SEVENTY FIVE THOUSAND DOLLARS ($75,000) in the aggregate (on a property-by-property basis) may be made at any time in the reasonable discretion of Tenant; provided, however Tenant shall give Landlord at least ten (10) days' prior written notice of the commencement of any such Alterations, and also will provide a copy of the general contractor's and subcontractors' final unconditional lien releases within twenty (20) days following completion of such Alterations. Notwithstanding the foregoing, Alterations that will cost in excess of SEVENTY FIVE THOUSAND DOLLARS ($75,000) in the aggregate (on a property-by-property basis) or are structural in nature shall not be made by Tenant without the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed. Any Alterations made or installed by Tenant shall remain upon the Properties and, at the expiration or earlier termination of this Lease, shall be surrendered with the Properties to Landlord. All Alterations shall be accomplished by Tenant in a good, expeditious, quality workmanlike manner, in conformity with applicable laws, regulations, ordinances, orders and covenants, conditions and restrictions encumbering the Properties, and by a licensed contractor; and with respect to Alterations requiring Landlord's consent, the contractor shall be approved by Landlord; provided, however, Landlord shall not unreasonably withhold its approval. Prior to commencement of any work that requires Landlord's approval, Tenant shall provide to Landlord copies of all required permits and governmental approvals, and within thirty (30) days following such work, Tenant shall provide to Landlord copies of final "as-built" plans, copies of all construction contracts, inspection reports and proof of payment of all labor and materials (including final unconditional lien waivers from the general contractor and all subcontractors). Tenant shall pay when due all claims for such labor and materials and shall give Landlord at least ten (10) days' prior written notice of the commencement of any such work. Landlord may enter upon the Properties for the purpose of posting appropriate notices, including, but not limited to, notices of non-responsibility.

12.2     Tenant Shall Not Render Properties Liable For Any Lien

         Tenant shall have no right, authority, or power to bind Landlord, or any interest of Landlord in the Properties, nor to render the Properties liable for any lien or right of lien for the payment of any claim for labor, material, or for any charge or expense incurred to maintain, to repair, or to make Alterations to the Properties. Tenant shall in no way be considered the agent of Landlord in the construction, erection, modification, repair, or alteration of the Properties.

                                                             PAGE 13 OF 42 PAGES

Notwithstanding the above, Tenant shall have the right to contest the legality or validity of any lien or claim filed against a Property. No contest shall be carried on or maintained by Tenant after the time limits in the sale notice of the Property for any such lien or claim unless Tenant (i) shall have duly paid the amount involved under protest; (ii) shall have procured and recorded a lien release bond from a bonding company acceptable to Landlord in an amount not less than one and one-half (1-1/2) times the amount involved; or (iii) shall have procured a stay of all proceedings to enforce collection. Upon a final adverse determination of any contest, Tenant shall pay and discharge the amount of the lien or claim determined to be due, together with any penalties, fines, interest, cost, and expense which may have accrued, and shall provide proof of payment to Landlord.

                           13. INDEMNITY AND INSURANCE

13.1     Indemnification

         Tenant shall indemnify, defend, and protect Landlord, and hold Landlord harmless from any and all loss, cost, damage, expense and/or liability (including, without limitation, court costs and reasonable attorneys' fees) incurred in connection with or arising at any time and from any cause whatsoever in or about the Properties, other than damages directly caused by reason of the gross negligence or willful misconduct of Landlord or its agents, contractors and employees, including, without limiting the generality of the foregoing: (i) any default by Tenant in the observance or performance of any of the terms, covenants, or conditions of this Lease on Tenant's part to be observed or performed; (ii) the use or occupancy of the Properties by Tenant, or any person claiming by, through, or under Tenant; (iii) the condition of the Properties or any occurrence or happening on the Properties from any cause whatsoever provided the same is not caused by the negligence of the Landlord, or Landlord's agents, employees, subsidiaries, or parents; or (iv) any acts, omissions, or negligence of Tenant or any person claiming by, through, or under Tenant, or of the contractors, agents, servants, employees, visitors, or licensees of Tenant or any such person, in, on, or about the Properties, either prior to or during the Lease term (including, without limitation, any holdovers in connection therewith), including, without limitation, any acts, omissions, or negligence in the making or performance of any alterations. Tenant further agrees to indemnify and hold harmless Landlord, Landlord's agents, and the landlord or landlords under all ground or underlying leases, from and against any and all loss, cost, liability, damage, and expense (including, without limitation, reasonable attorneys' fees) incurred in connection with or arising from any claims by any persons by reason of injury to persons or damage to property occasioned by any use, occupancy, condition, occurrence, happening, act, omission, or negligence referred to in the preceding sentence, except to the extent directly caused by the gross negligence or willful misconduct of Landlord or its agents, contractors or employees. The provisions of this Section shall survive the expiration or sooner termination of this Lease with respect to any claims or liability occurring prior to such expiration or termination, and shall not be limited by reason of any insurance carried by Landlord and Tenant.

         Landlord shall indemnify, defend and protect Tenant, and hold Tenant harmless from any and all loss, cost, damage, expense, liability (including, without limitation, court costs and reasonable attorneys' fees) incurred in connection with or arising out of any of the following: (i) any material default by Landlord in the observance or performance of any of the terms,

                                                             PAGE 14 of 42 PAGES
covenants or conditions of this Lease on Landlord's part to be observed or performed; and (ii) the intentional acts, omissions, or negligence during the Term of Landlord or Landlord's agents, employees, representatives, and contractors. The provisions of this Section shall survive the expiration or sooner termination of this Lease with respect to any claims or liability occurring prior to such expiration or termination, and shall not be limited by reason of any insurance carried by Landlord and Tenant. The provisions of this Section shall survive the expiration or sooner termination of this Lease with respect to any claims or liability occurring prior to such expiration or termination, and shall not be limited by reason of any insurance carried by Landlord and Tenant.

13.2     Insurance Company Requirement

         Insurance required by this Lease shall be issued by companies holding a general policyholder's rating of A-VIII or better as set forth in the most current issue of Best's Insurance Guide and authorized to do business in the state in which the Property is located. If this publication is discontinued, then another insurance rating guide or service generally recognized as authoritative shall be substituted by Landlord.

13.3     Insurance Certificate Requirements

         13.3.1 Tenant shall deliver to Landlord evidence of the existence and amounts of the insurance with additional insured endorsements and loss payable clauses as required herein. Tenant shall deliver to Landlord a Certificate of Liability Insurance in connection with Tenant's liability policy(ies), and an Evidence of Property Insurance in connection with Tenant's property policy(ies). No policy shall be cancelable or subject to reduction of coverage or other modification except after thirty (30) days' prior written notice to Landlord. Neither the issuance of any insurance policy required hereunder, nor the minimum limits specified herein with respect to any insurance coverage, shall be deemed to limit or restrict in any way the liability of Tenant arising under or out of this Lease.

         13.3.2 The insurance required to be maintained herein may be carried under blanket policies. The insurance shall provide for payment of loss jointly to Landlord and Tenant.

13.4     Minimum Acceptable Insurance Coverage Requirements

         13.4.1 Tenant shall, at Tenant's expense, obtain and keep in full force during the term of this Lease a policy of combined single limit bodily injury and property damage insurance written on an occurrence basis insuring Tenant (with Landlord as an additional insured) against any liability arising out of ownership, use, occupancy, or maintenance of each of the Properties and all of their appurtenant areas. The insurance shall be in an amount not less than One Million Dollars ($1,000,000) per occurrence (or Tenant may elect to provide blanket coverage as to all of the Properties in an aggregate amount of Thirty Million Dollars ($30,000,000)); provided however, following receipt of written notice

                                                             PAGE 15 of 42 PAGES
                  from Landlord the limits of such insurance shall be increased from time to time during the term of the Lease to such amount as may be deemed commercially reasonable by Landlord. The policy shall provide blanket contractual liability coverage. However, the limits of the insurance shall not limit the liability of Tenant. In addition, Tenant shall, at Tenant's expense, obtain and keep in full force during the term of this Lease an umbrella liability policy in an amount not less than Three Million Dollars ($3,000,000) in excess of primary insurance. The insurance to be maintained by Tenant pursuant to this Section 13.4.1 shall be primary and not contributory to any other insurance maintained by Landlord.

         13.4.2 Tenant shall, at Tenant's expense, obtain and keep in force during the term of this Lease a "Special Form" (as such term is used in the insurance industry) policy of property insurance covering loss or damage to the Properties. The insurance shall be in an amount not less than the full guaranteed replacement cost of the building(s) (less slab, foundation, supports and other customarily excluded improvements). The policy shall contain only standard printed exclusions; include an agreed value endorsement waiving any co-insurance penalty, and an ordinance or law coverage endorsement covering increased costs resulting from changes in laws or codes, and demolition and removal of the damaged structure. In addition, the policy shall include a "Loss Payable Provisions" endorsement (ISO Form CP 12 18 06 95 or equivalent) naming Landlord as "Loss Payee" thereunder. In no event shall any deductible payable in connection with such policy exceed One Hundred Thousand Dollars ($100,000).

         13.4.3 If any of the Properties are located in Flood Zone A or V as defined by the Federal Emergency Management Agency (FEMA), Tenant shall, at Tenant's expense, obtain and keep in force during the term of this Lease a policy of insurance covering loss or damage due to flood with respect to those Properties.

         13.4.4 If any of the Properties are located within the State of California, or if the counties in which any of the Properties are located are assigned a level of VI or higher on the Modified Mercalli Intensity Scale, Tenant shall, at Tenant's expense, obtain and keep in force during the term of this Lease a policy of insurance covering loss or damage due to earthquake with respect to those Properties.

                  [Remainder of page intentionally left blank]

                                                             PAGE 16 of 42 PAGES

         13.4.5 Tenant shall also obtain and keep in force during the term of this Lease a policy of Business Interruption insurance covering a period of one (1) year. This insurance shall cover all Taxes and insurance costs for the same period in addition to one (1) year's lease rent amount.

         13.4.6 Tenant shall also obtain and keep in force during the term of this Lease a worker's compensation policy, insuring against and satisfying Tenant's obligations and liabilities under the worker's compensation laws of each state in which the Properties are located, including Employer's Liability insurance, in an amount of not less than One Million Dollars ($1,000,000).

13.5     Additional Insureds

         Tenant shall name as additional insureds (by way of a CG 20 26 endorsement or similar endorsement) and loss payees on all insurance, Landlord, Landlord's successor(s), assignee(s), nominee(s), nominator(s), and agents with an insurable interest as follows:

                  REALTY INCOME TEXAS PROPERTIES, L.P., REALTY INCOME CORPORATION, CREST NET LEASE, INC., ITS OFFICERS, DIRECTORS, AND ALL SUCCESSOR(S), ASSIGNEE(S), SUBSIDIARIES, CORPORATIONS, PARTNERSHIPS, PROPRIETOR-SHIPS, JOINT VENTURES, FIRMS, AND INDIVIDUALS AS HERETOFORE, NOW, OR HEREAFTER CONSTITUTED ON WHICH THE NAMED INSURED HAS THE RESPONSIBILITY FOR PLACING INSURANCE AND FOR WHICH SIMILAR COVERAGE IS NOT OTHERWISE MORE SPECIFICALLY PROVIDED.

13.6     Mortgage Endorsement

         If requested by Landlord, the policies of insurance required to be maintained hereunder shall bear a standard first mortgage endorsement in favor of any holder or holders of a first mortgage lien or security interest in the property with loss payable to such holder or holders as their interests may appear.

13.7     Renewals, Lapses or Deficiencies

         Tenant shall, within ten (10) days of the expiration of such policies, furnish Landlord with renewal certificates of insurance or renewal binders. Should Tenant fail to provide to Landlord the renewals or renewal binders, or in the event of a lapse or deficiency of any insurance coverage specified herein for any reason, Landlord may immediately replace the deficient insurance coverage with a policy of insurance covering the Properties of the type and in the limits set forth above. Upon written notice from Landlord of the placement of insurance, Tenant shall immediately pay to Landlord, as additional rent, an amount equal to the total cost of premiums and expense of such insurance placement plus reasonable handling fees. Tenant shall not do or permit to be done anything that shall invalidate the insurance policies. If Tenant does

                                                             PAGE 17 of 42 PAGES
or permits to be done anything which shall increase the cost of the insurance policies, then upon Landlord's demand Tenant shall immediately pay to Landlord, as additional rent, an amount equal to the additional premiums attributable to any acts or omissions or operations of Tenant causing the increase in the cost of insurance.

13.8     Waiver of Subrogation

         Tenant hereby waives and releases any and all right of recovery against Landlord, including, without limitation, employees and agents, arising during the term of the Lease for any and all loss (including, without limitation, loss of rental) or damage to property located within or constituting a part of the Properties. This waiver is in addition to any other waiver or release contained in this Lease. Tenant shall have its insurance policies issued in such form as to waive any right of subrogation that might otherwise exist, and shall provide written evidence thereof to Landlord upon written request.

         14. PARTIAL AND TOTAL DESTRUCTION OF THE PROPERTIES

14.1     Damage or Destruction

         In the event any part or all of any of the Properties shall at any time during the term of this Lease be damaged or destroyed, regardless of cause, Tenant shall give prompt notice to Landlord. Tenant shall repair and restore the Property to at least the condition it was in on the Commencement Date (excepting normal wear and tear), including buildings and all other improvements on the Property, as soon as circumstances permit. Landlord shall make available for restoration all of the proceeds of the property insurance maintained by Tenant, so long as such proceeds are used for the purposes contemplated by this Lease. Tenant shall hold Landlord free and harmless from any and all liability of any nature whatsoever resulting from such damage or destruction, and such repairs and restoration. Tenant, and not Landlord, shall be responsible for paying for any cost of repairs and restoration in excess of the proceeds available from insurance policies maintained by Tenant. Tenant is not entitled to any rent abatement during or resulting from any disturbance from partial or total destruction of the Properties, and in no event shall Tenant be entitled to terminate the Lease.

14.2     Tenant's Termination Notice; Rejectable Offer by Tenant

         In the event of any casualty during the term of this Lease where the estimated cost of restoration exceeds fifty percent (50%) of the replacement value of the Property, then Tenant may (not later than ninety (90) days after such casualty has occurred), serve a "TENANT'S TERMINATION NOTICE" upon Landlord, subject to the following terms and conditions:

         14.2.1 Tenant's Termination Notice shall include an offer (which offer may be rejected by Landlord as set forth below) to purchase the applicable Property and the insurance proceeds for an amount equal to the Individual Purchase Price (as defined in the Purchase Agreement).

         14.2.2 If Landlord shall not elect to accept Tenant's offer to purchase, Landlord shall give notice thereof to Tenant within one hundred fifty (150) days after the giving of Tenant's Termination Notice.

                                                             PAGE 18 of 42 PAGES

         14.2.3 Should an offer to purchase not be accepted by Landlord, this Lease shall continue and Tenant shall immediately commence or complete the restoration in accordance with Section 14.1 above.

         14.2.4 In the event that Landlord shall accept Tenant's offer to purchase, title shall close and the Individual Purchase Price shall be paid as hereinafter provided, and in such event Tenant shall be entitled to and shall receive any and all insurance proceeds with respect to the Property then or thereafter paid in connection with the casualty and Landlord shall consent to the release of such proceeds to Tenant. In the event Landlord shall accept Tenant's offer to purchase, the closing shall take place within sixty (60) days following Landlord's acceptance of Tenant's offer to purchase.

         14.2.5 At closing, Landlord shall deliver to Tenant a special or limited warranty deed in connection with the Property, which shall be subject only to: (i) matters of record (excluding, however, any mortgages or other liens created by Landlord);
                  (ii) such additional matters as specifically consented to by Tenant; (iii) anything of record or not of record that in any way affects title to the Property resulting from the acts or omissions of Tenant and matters that would be shown by a then current inspection or survey of the Property. Landlord shall execute such documents as shall be required to deliver good and marketable title to the Property (subject to the foregoing matters) to Tenant in form and substance reasonably satisfactory to the title company.

                  All costs, fees and expenses incurred in connection with Tenant's exercise of this right (including, without limitation, transfer taxes, title and escrow fees and charges) shall be borne by Tenant, it being the intention of the parties that Landlord shall deliver title to the property absolutely net of all costs, fees and expenses whatsoever.

         14.2.6 During the period of time between the casualty and closing, this Lease shall stay in full force and effect and Tenant shall remain fully liable hereunder.

                                15. CONDEMNATION

15.1     Condemnation Damages

         In the event of the taking or conveyance of the whole or any part of any of any of the Properties by reason of condemnation by any public or quasi-public body ("CONDEMNATION"), Landlord and Tenant shall represent themselves independently in seeking damages before the condemning body. Each party shall be entitled to the amount awarded respectively to each. Landlord shall be entitled to the entirety of the award with the exception of the following:

         15.1.1 Any portion of the award attributable to Tenant's leasehold improvements made to the Property by Tenant in accordance with this Lease, which improvements Tenant has the right to remove from the

                                                             PAGE 19 of 42 PAGES

                  Property upon the expiration or termination of the Lease pursuant to the provisions of this Lease, but elects not to remove;

         15.1.2 Any portion of the award attributable to Tenant's Personal Property installed in the Property in accordance with this Lease, which Tenant has the right to remove from the Property upon the expiration or termination of the Lease pursuant to the provisions of this Lease, but which are to remain in the Property as a result of such taking;

         15.1.3 Any portion of the award attributable to: (i) removing Tenant's Personal Property; (ii) damage or loss to Tenant's business and good will and (iii) moving and relocation expenses; and

         15.1.4 Any portion of the award attributable to the unexpired portion of Tenant's interest in the leasehold estate created by this Lease.

15.2     Termination of Lease Due to Condemnation

         In the event the Condemnation materially adversely affects the use by Tenant of the Property ("CONDEMNED PROPERTY"), Tenant may terminate the Lease as to the Condemned Property by giving Landlord written notice of its intention to terminate the Lease within sixty (60) days of receipt of written notice of the Condemnation, which notice substantially shall disclose the material nature, scope and extent of the Condemnation. The effective date of the termination shall be the date upon which fee simple interest is vested in the condemning authority, and Tenant shall be released from further obligations or liabilities arising under the Lease thereafter with respect to the Condemned Property. In the event of termination, Individual Store Rent, Property Taxes, Other Charges and any other items of additional rent (collectively, "RENT AND CHARGES") shall be prorated based upon the actual number of days in the period to be prorated. Within thirty (30) days following the termination, Landlord shall refund to Tenant any Rent and Charges paid to Landlord in advance of the termination. Notwithstanding any termination of this Lease with respect to the Condemned Property, this Lease shall continue in full force and effect with respect to the remaining Properties; provided, however, Base Monthly Rent shall be adjusted by the Individual Store Rent allocated to the Condemned Property.

                         16. ASSIGNMENT AND SUBLETTING

16.1     Tenant's Right of Assignment and Subletting

         Except as expressly set forth below, Tenant shall not voluntarily or by operation of law assign or encumber its interest in this Lease or in the Properties, or sublease all or any part of the Properties, or allow any other person or entity to occupy or use any part of the Properties, without first obtaining the written consent of Landlord, which consent shall not be unreasonably withheld, conditioned or delayed beyond ten (10) days, after which point consent shall be deemed given unless Landlord reasonably disapproves such request within the 10-day period. Any such assignment, encumbrance, or sublease made without Landlord's consent shall be voidable and, at Landlord's election, shall constitute a default. It shall not be unreasonable for Landlord to withhold its consent to any proposed assignment or subletting if the proposed transferee does not meet certain criteria, including, but not limited to, the transferee's financial

                                                             PAGE 20 of 42 PAGES
condition, the nature, quality and character of the transferee, the identity or business character of the transferee, the nature of the use and occupancy and the transferee's business experience. Notwithstanding anything contained herein to the contrary, Tenant shall not sublease all or any part of the Properties, or allow any other person or entity to occupy or use any part of the Properties for a term that extends beyond the expiration of the then-current initial or extended term of this Lease, without first obtaining the written consent of Landlord, which consent may be withheld in Landlord's sole and absolute discretion if Tenant does not first exercise its next available option to extend, if any.

         Notwithstanding the foregoing, so long as no Event of Default remains uncured at the time of the assignment or sublease, Tenant shall have the right to assign its interest in this Lease or sublease the entire Premises (but not a part thereof) without the consent of Landlord: (i) to a licensed franchisee of Tenant; (ii) to a Related Entity (as defined below); (iii) in connection with a merger, consolidation, or acquisition involving the entirety of Tenant; or (iv) to any entity acquiring all or substantially all of Tenant's assets; provided that: (a) Tenant shall notify Landlord in writing of the occurrence of any of the foregoing events, and shall provide a true and correct copy of the sublease or assignment and assumption agreement, together with such other documentation supporting or evidencing said event as may be reasonably requested by Landlord;
(b) the transferee assumes all of Tenant's obligations hereunder in writing and agrees to perform all of the obligations of Tenant under this Lease; and (c) the transferee has a tangible net worth equal to or greater than that of Tenant at the time of the transfer. The term "RELATED ENTITY," as used herein, means any person or entity which, directly or indirectly, controls, or is controlled by, or is also controlled by the same entity having a controlling interest in Tenant. In no event shall Tenant be relieved or discharged from its liabilities, obligations, or duties under this Lease accruing subsequent to the effective date of any such transfer. Any sale, issuance or other transfer whatsoever by Tenant (or any other person or entity) of Tenant's stock (whether public or private) shall not require Landlord's consent or otherwise be restricted or prohibited.

16.2     Landlord's Option to Preserve Subtenancies

         In the event of Tenant's surrender of this Lease or the termination of this Lease in any other manner, Landlord may, at its option, either terminate any or all subtenancies or succeed to the interest of Tenant as sublandlord thereunder. No merger shall result from Tenant's sublease of the Properties under this Section, Tenant's surrender of this Lease, or the termination of this Lease in any other manner.

16.3 Tenant's Assignment of All Rent from Subletting as Security for Tenant's Obligations

         As a condition to granting Landlord's consent to any assignment, Landlord may require (as a condition to granting its consent) that Tenant agree, in writing, that, in the event of Tenant default, Tenant shall immediately and irrevocably assigns to Landlord, as security for Tenant's obligations under this Lease, all rent from any subletting of all or a part of the Properties as permitted by this Lease, which assignment shall become effective immediately upon a material uncured Event of Default. In the event of a default by Tenant, Landlord, as assignee and as attorney-in-fact for Tenant, or a receiver for Tenant appointed on Landlord's application, may collect the rent and apply it toward Tenant's obligations under this Lease.

                                                             PAGE 21 of 42 PAGES

16.4     Continuing Obligation of Tenant

         No transfer permitted by this Section 16 shall release Tenant or change Tenant's primary liability to pay the rent and to perform all other obligations of Tenant under this Lease. Landlord's acceptance of rent from any other person is not a waiver of any provision of this Section. Consent to one transfer is not a consent to any subsequent transfer. If Tenant's transferee defaults under this Lease, Landlord may proceed directly against Tenant without pursuing remedies against the transferee. Landlord may consent to subsequent assignments or modifications of this Lease by Tenant's transferee, without notifying Tenant or obtaining its consent. Such action shall not relieve Tenant's liability under this Lease, except that Tenant shall not be liable for any extension of the term or increase in rentals made without Tenant's prior written consent.

16.5     Fees and Costs with Regard to Proposed Assignment or Sublease

         If Tenant requests Landlord to consent to a proposed assignment or sublease, Tenant shall pay to Landlord, whether or not consent is ultimately given, Landlord's reasonable attorneys' fees and other costs incurred in connection with each such request.

16.6     Landlord's Right of Assignment

         Subject to Section 28 and 29 hereof, Landlord shall be free at all times, without need of consent or approval by Tenant, to assign its interest in this Lease and/or to convey fee title to the Properties. Each conveyance by Landlord of Landlord's interest in the Lease or the Properties prior to expiration or termination hereof shall be subject to this Lease and upon assumption of Landlord's obligations hereunder by Landlord's successor-in-interest, such conveyance shall relieve the grantor of any subsequent obligations or liability as Landlord as to the Properties affected by such conveyance, and Tenant shall look solely to Landlord's successor in interest for all future obligations of Landlord as to the affected Properties, except for any obligations that accrue or relate to a date prior to the date of the transfer and except for any defaults existing as of the date of any assignment. Tenant hereby agrees to attorn to Landlord's successors in interest, whether such interest is acquired by sale, transfer, foreclosure, deed in lieu of foreclosure, or otherwise. The term "Landlord" as used in this Lease, so far as covenants and obligations on the part of Landlord are concerned, shall be limited to mean and include only the owner at the time in question of the fee title of the Properties. If Landlord requests that Tenant execute any documents in connection with an assignment of this Lease, Landlord shall, whether or not the assignment occurs, reimburse Tenant for any reasonable attorneys' fees and other costs actually incurred by Tenant in connection with each such request.

                          17. DEFAULT AND TERMINATION

17.1     Event of Default

         The occurrence of any of the following events (each an "EVENT OF DEFAULT") shall constitute a default by Tenant:

         17.1.1 Monetary Default: Failure by Tenant to pay rent or any other monetary obligation ("RENT") when due; provided, however, for up to two (2) times during any twelve (12) consecutive month period, if any payment of rent is not received when due, Landlord shall notify Tenant in writing (a "LATE NOTICE"), and Tenant shall have ten (10) days from the

                                                             PAGE 22 of 42 PAGES
                  date of receipt of the Late Notice to make full payment of the rent. If the late rent is not paid within the ten (10) day period, or if any subsequent rent during that twelve (12) consecutive month period is not received when due after Landlord has delivered to Tenant the two (2) Late Notices as hereinabove required, then Tenant shall be in default of this Lease.

         17.1.2 Non-monetary Default: Failure by Tenant to perform or comply with any provision of this Lease (other than as set forth in Subsection 17.1.1) if the failure is not cured within thirty
                  (30) days after notice has been given to Tenant. If, however, the failure cannot reasonably be cured within the cure period, Tenant shall not be in default of this Lease if Tenant commences to cure the failure within the cure period and diligently and in good faith continues to cure the failure.

         17.1.3 A final termination of the entirety of any other lease entered into pursuant to that certain Purchase Agreement and Escrow Instructions dated as of October 23, 2003, in which Landlord is the landlord and Tenant is the tenant, due to the default of Tenant.

         17.1.4   Intentionally Deleted.

         17.1.5 Any notice delivered pursuant to this Section 17.1 shall be in lieu of, and not in addition to, any notice required by law.

17.2     Landlord's Remedies

         Landlord shall have any one or more of the following remedies after the occurrence of an uncured default by Tenant. These remedies are not exclusive; they are cumulative in addition to any remedies now or later allowed by law, in equity, or otherwise:

         17.2.1 Terminate this Lease by giving written notice of termination to Tenant, in which event Tenant immediately shall surrender the Properties to Landlord upon the effective date of the termination. If Tenant fails to so surrender the Properties, then Landlord, without prejudice to any other remedy it has for possession of the Properties or arrearages in rent or other damages, may re-enter and take possession of the Properties and expel or remove Tenant and any other person or entity occupying the Properties or any part thereof, without being liable for any damages, whether caused by negligence of Landlord or otherwise.

         17.2.2 No act by Landlord other than giving notice of termination to Tenant shall terminate this Lease. Acts of maintenance, efforts to relet the Properties, or the appointment of a receiver on Landlord's initiative to protect Landlord's interest under this Lease shall not constitute a termination of this Lease. On termination of the Lease, Landlord shall have the right to recover from Tenant:

                                                             PAGE 23 of 42 PAGES

                  (i) The worth at the time of the award of the unpaid rent that had been earned at the time of termination of this Lease; and

                  (ii) The worth at the time of the award of the amount by which the unpaid rent that would have been earned after the date of termination of this Lease until the time of award exceeds the amount of the loss of rent that Tenant proves reasonably could have been avoided; and

                  (iii) The worth at the time of the award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of the loss of rent that Tenant proves reasonably could have been avoided; and

                  (iv) Any other amount, including, without limitation, attorneys' fees and court costs, necessary to compensate Landlord for all detriment proximately caused by Tenant's default.

                           The phrase "WORTH AT THE TIME OF THE AWARD" as used in clauses (i) and (ii) above is to be computed by allowing interest at the rate of twelve percent (12%) per annum, but not to exceed the then legal rate of interest. The same phrase as used in clause (iii) above is to be computed by discounting the amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of the award, plus one percent (1%).

                           The term "RENT" as used in this Section 17.2.2 means all sums payable by Tenant pursuant to the Lease, including, without limitation, all Base Monthly Rent, additional rent, Taxes, and insurance.

         17.2.3 Landlord may re-enter and take possession of the Properties without terminating this Lease and without being liable for any damages, whether caused by the negligence of Landlord. Landlord may relet the Properties, or any part of them, to third parties, but has no obligation to do so. Landlord may relet the Properties on whatever terms and conditions Landlord, in its sole discretion, deems advisable. Reletting can be for a period shorter or longer than the remaining term of this Lease. Landlord's action under this Subsection is not considered an acceptance of Tenant's surrender of the Properties unless Landlord so notifies Tenant in writing. Tenant shall be immediately liable to Landlord for all costs Landlord incurs in reletting the Properties, including brokers' commissions, expenses of remodeling the Properties required by the reletting, and like costs. Tenant shall pay to Landlord the rent due under this Lease on the dates the rent is due, less the rent Landlord receives from any reletting.

                                                             PAGE 24 of 42 PAGES

                  If Landlord elects to relet the Properties without terminating this Lease, any rent received will be applied to the account of Tenant, not to exceed Tenant's total indebtedness to Landlord; no reletting by Landlord is considered to be for its own account unless Landlord has notified Tenant in writing that the Lease has been terminated. If Landlord elects to relet the Properties, rent that Landlord receives from reletting will be applied to the payment of: (i) first, any indebtedness from Tenant to Landlord other than rent due from Tenant; (ii) second, all costs, including maintenance, incurred by Landlord in reletting; and (iii) third, rent due and unpaid under the Lease. After deducting the payments referred to in this Subsection, any sum remaining from the rent Landlord receives from reletting will be held by Landlord and applied in payment of future rent as rent becomes due under this Lease. If, on the date rent is due under this Lease, the rent received from the reletting is less than the rent due on that date, Tenant will pay to Landlord, in addition to the remaining rent due, all costs, including maintenance, Landlord incurred in reletting which remain after applying the rent received from the reletting. Tenant shall have no right to or interest in the rent or other consideration received by Landlord from reletting to the extent it exceeds Tenant's total indebtedness to Landlord.

         17.2.4 Re-enter the Properties without terminating this Lease and without being liable for any damages, except if caused by the negligence of Landlord, and do whatever Tenant is obligated to do under the terms of this Lease. The expenses incurred by Landlord in affecting compliance with Tenant's obligations under this Lease immediately shall become due and payable to Landlord as additional rent.

         17.2.5 In all events, Tenant is liable for all damages of whatever kind or nature, direct or indirect, suffered by Landlord as a result of the occurrence of an Event of Default. If Tenant fails to pay Landlord in a prompt manner for the damages suffered, Landlord may pursue a monetary recovery from Tenant. Included among these damages are all expenses incurred by Landlord in repossessing the Properties (including, but not limited to, increased insurance premiums resulting from Tenant's vacancy), all reasonable expenses incurred by Landlord in reletting the Properties (including, but not limited to, those incurred for advertisements, brokerage fees, repairs, remodeling, and replacements), all concessions granted to a new tenant on a reletting, all losses incurred by Landlord as a result of Tenant's default (including, but not limited to, any unamortized commissions paid in connection with this Lease), a reasonable allowance for Landlord's administrative costs attributable to Tenant's default, and all reasonable attorneys' fees incurred by Landlord in enforcing any of Landlord's rights or remedies against Tenant.

                                                             PAGE 25 of 42 PAGES

         17.2.6 Pursuit of any of the foregoing remedies does not constitute an irrevocable election of remedies nor preclude pursuit of any other remedy provided elsewhere in this Lease or by applicable law, and none is exclusive of another unless so provided in this Lease or by applicable law. Likewise, forbearance by Landlord to enforce one or more of the remedies available to it on an Event of Default does not constitute a waiver of that default or of the right to exercise that remedy later or of any rent, damages, or other amounts due to Landlord hereunder.

         17.2.7 Whether or not Landlord elects to terminate this Lease or Tenant's right to possession of the Properties on account of any default by Tenant, Landlord shall have all rights and remedies at law or in equity, including, but not limited to, the right to re-enter the Properties and, to the maximum extent provided by law, Landlord shall have the right to terminate any and all subleases, licenses, concessions, or other consensual arrangements for possession entered into by Tenant and affecting the Properties or, in Landlord's sole discretion, may succeed to Tenant's interest in such subleases, licenses, concessions, or arrangements. In the event of Landlord's election to succeed to Tenant's interest in any such subleases, licenses, concessions, or arrangements, Tenant shall have no further right to or interest in the rent or other consideration receivable thereunder as of the date of notice by Landlord of such election.

Notwithstanding any contrary provision hereof, if an Event of Default is specific to one (1) Property (the "DEFAULT PROPERTY") and is not applicable to the balance of the Properties, (e.g., a Release in violation of this Lease which involves a single Property), Landlord may terminate this Lease and/or re-enter only as to the Default Property and not as to the balance of the Properties.

17.3     Late Charge

         If Tenant fails to pay when due any payment of rent or other charges which Tenant is obligated to pay to Landlord under this Lease, there shall be a late charge, immediately payable by Tenant as additional rent, in the amount of six percent (6%) of each such obligation. Landlord and Tenant agree that this sum is reasonable to compensate Landlord for accounting and administrative expenses incurred by Landlord. In addition to the late charge, any and all rent or other charges which Tenant is obligated to pay to Landlord under this Lease which are unpaid shall bear interest at the rate set forth in Section 17.6 from the date said payment was due until paid, said interest to be payable by Tenant as additional rent. Landlord and Tenant agree that this sum is reasonable to compensate Landlord for the loss of the use of funds. Notwithstanding the foregoing, in the event Landlord shall have provided written notice to Tenant in accordance with Section 17.1.1, shall not be obligated to pay the late charge and interest otherwise due pursuant to this Section 17.3 unless ten (10) days shall have lapsed following Tenant's receipt of said notice and the delinquent amount(s) shall not have been paid.

                                                             PAGE 26 of 42 PAGES

17.4     Right of Landlord to Re-Enter

         In the event of any termination of this Lease as to any or all of the Properties, Landlord shall have the immediate right to enter upon and repossess the affected Properties, and any personal property of Tenant may be removed from the Properties and stored in any public warehouse at the risk and expense of Tenant.

17.5     Surrender of Properties

         No act or thing done by Landlord or any agent or employee of Landlord during the Lease term shall be deemed to constitute an acceptance by Landlord or a surrender of any or all of the Properties unless such intent is specifically acknowledged in a writing signed by Landlord. The delivery of keys to any of the Properties to Landlord or any agent or employee of Landlord shall not constitute a surrender of the Properties or effect any partial or full termination of this Lease, whether or not the keys are thereafter retained by Landlord and, notwithstanding such delivery, Tenant shall be entitled to the return of such keys at any reasonable time upon request until this Lease shall have been terminated properly. The voluntary or other surrender of this Lease by Tenant, whether accepted by Landlord or not, or a mutual termination hereof, shall not work a merger, and at the option of Landlord shall operate as an assignment to Landlord of all subleases or subtenancies affecting the Properties.

17.6     Interest Charges

         Any amount not paid by one party to the other when due to the other party will bear interest from the date due at the lesser of (i) the prime commercial rate being charged by the Bank of America N.A. in effect on the date due plus two percent (2%) per annum; or (ii) the maximum rate permitted by law. If Bank of America N.A. is no longer in existence, then another comparable bank or financial institution shall be substituted by Landlord.

17.7     Tenant's Default

         During the pendency of an Event of Default by Tenant, then:

         17.7.1 For so long as Landlord does not terminate Tenant's right to possession of the Properties, if Tenant obtains Landlord's consent, Tenant will have the right to assign or sublet its interest in the Lease, but Tenant will not be released from liability.

         17.7.2 No structural changes to the building at any cost shall be permitted without the prior written approval of Landlord, which approval shall not be unreasonably withheld, conditioned or delayed.

         17.7.3 All costs of de-identification of the Properties shall be paid by Tenant whether or not Landlord terminates this Lease.

17.8     Default by Landlord

         Landlord shall be in default if Landlord fails to perform any provision of this Lease required of it and the failure is not cured within thirty (30) days after notice has been given to Landlord. If, however, the failure cannot reasonably be cured within the cure period, Landlord shall not be in default of this Lease if Landlord commences to cure the failure within the cure period and diligently and in good faith continues to cure the failure. Notices given under this

                                                             PAGE 27 of 42 PAGES

Section 17.8 shall specify the alleged breach and the applicable Lease provisions. If Landlord shall at any time default beyond the applicable notice and cure period, Tenant shall have the right to cure such default on Landlord's behalf. Any sums expended by Tenant in doing so, and all reasonably necessary incidental costs and expenses incurred in connection therewith, shall be payable by Landlord to Tenant within thirty (30) days following demand therefor by Tenant, provided, however, that Tenant shall not be entitled to any deduction or offset against any rent otherwise payable to Landlord under this Lease, and in no event may Tenant terminate this Lease in the event of a default by Landlord.

                            18. RIGHT OF INSPECTION

         Landlord and Landlord's authorized representatives shall have the right after reasonable evidence of written notice to Tenant, to enter upon the Properties at all reasonable hours for the purpose of inspecting the Properties or of making repairs, additions or alterations in or upon the Properties (following Tenant's failure to cure any breach of such obligations), and for the purpose of exhibiting the Properties to prospective tenants, purchasers or others. Provided Tenant is not in default beyond any applicable cure period, Landlord shall not exhibit any "for sale" signs during the term of the Lease.

                              19. WAIVER OF BREACH

         No waiver by Landlord of any breach of any one or more of the terms, covenants, conditions, or agreements of this Lease shall be deemed to imply or constitute a waiver of any succeeding or other breach. Failure of Landlord to insist upon the strict performance of any of the terms, conditions, covenants, and agreements of this Lease shall not constitute or be considered as a waiver or relinquishment of Landlord's rights to subsequently enforce any default, term, condition, covenant, or agreement, which shall all continue in full force and effect. The rights and remedies of Landlord under this Lease shall be cumulative and in addition to any and all other rights and remedies which Landlord has or may have.

                                  20. NOTICES

20.1     Notice Requirements

         All notices, requests, or demands herein provided to be given or made, or which may be given or made by either party to the other, shall be given or made only in writing and shall be deemed to have been duly given: (i) when delivered personally at the address set forth below, or to any agent of the party to whom notice is being given, or if delivery is rejected when delivery was attempted; or (ii) on the date delivered when sent via Overnight Mail, properly addressed and postage prepaid; or (iii) on the date sent via facsimile transmission, provided such delivery is confirmed with one of the delivery options set forth in Section 20.1(i), (ii) or (iv); or (iv) upon delivery, or if delivery is rejected when delivery was attempted of properly addressed first class mail, postage prepaid with return receipt requested. The proper address to which notices, requests, or demands may be given or made by either party shall be the address set forth at the end of this Section or to such other address or to such other person as any party shall designate. Such address may be changed by written notice given to the other party in accordance with this Section.

                                                             PAGE 28 of 42 PAGES

         IF TO LANDLORD:

                  REALTY INCOME CORPORATION
                  Attn:  Legal Department
                  220 West Crest Street
                  Escondido, CA 92025-1707
                  Phone Number: (760) 741-2111
                  Fax Number: (760) 741-8674

         IF TO TENANT:

                  NTW Incorporated
                  c/o Tire Kingdom, Inc.
                  823 Donald Ross Road
                  Juno Beach, FL 33408
                  Phone Number: (561) 383-3000
                  Fax Number: (561) 383-3038

         AND TO:

                  NTW Incorporated
                  4770 Hickory Hill Road
                  Memphis, TN 38141
                  Phone Number: (901) 541-3731
                  Fax Number: (901) ____________

         AND TO:

                  Thompson Hine LLP
                  Attn: Steven J. Davis, Esq.
                  2000 Courthouse Plaza, N.E. - P.O. Box 8801
                  Dayton, Ohio 45401-8801
                  (937) 443-6600
                  (937) 443-6635 (Fax number)

20.2     Payments Under Lease

         Rent and all other payments due to Landlord under this Lease shall be paid in lawful money of the United States of America without offset or deduction to the name and at the address first given above or to such other persons or parties or at such other places as Landlord may from time to time designate in writing.

                        21. RELATIONSHIP OF THE PARTIES

         This Lease shall not be deemed or construed by the parties, nor by any third party, as creating the relationship of (i) principal and agent, (ii) partnership, or (iii) joint venture between

                                                             PAGE 29 of 42 PAGES
the parties. Neither the method of computation of rent nor any other provision of this Lease, nor any acts of the parties are other than in the relationship of Landlord and Tenant.

         22. SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AND ESTOPPEL

22.1     Subordination and Non-Disturbance

         Subject to the provisions of this Section, this Lease and the leasehold estate created hereby shall be, at the option and upon written declaration of Landlord, subject, subordinate, and inferior to the lien and estate of any liens, trust deeds, and encumbrances ("MORTGAGES"), and all renewals, extensions, or replacements thereof, now or hereafter imposed by Landlord upon the Properties; provided, however, that this Lease shall not be subordinate to any Mortgage arising after the date of this Lease, or any renewal, extension, or replacement thereof, unless and until Landlord provides Tenant with an agreement ("SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT") in the form attached hereto as Exhibit "D", signed and acknowledged by each holder of any such interest setting forth that so long as Tenant is not in default hereunder, Landlord's and Tenant's rights and obligations hereunder shall remain in force and Tenant's right to possession shall be upheld. Landlord hereby represents and warrants to Tenant that it shall not mortgage any of the Properties on or prior to the date of this Lease. Tenant agrees to any commercially reasonable modifications to the form of agreement attached hereto as Exhibit "D" requested by Landlord's lender, if any, provided however that any such requests for changes do not increase Tenant's obligations or diminish Tenant's rights hereunder.

22.2     Attornment

         In the event of foreclosure of any Mortgage, whether superior or subordinate to this Lease, then (i) this Lease shall continue in force; (ii) Tenant's quiet possession shall not be disturbed if Tenant is not in default hereunder; (iii) Tenant shall attorn to and recognize the mortgagee or purchaser at foreclosure sale ("SUCCESSOR LANDLORD") as Tenant's landlord for the remaining term of this Lease; and (iv) the Successor Landlord shall not be bound by (a) any payment of rent for more than one month in advance; (b) any amendment, modification, or ending of this Lease without the Successor Landlord's consent after the Successor Landlord's name is given to Tenant, unless the amendment, modification, or ending is specifically authorized by the original Lease and does not require Landlord's prior agreement or consent; and
(c) any liability for any act or omission of a prior Landlord, except that Successor Landlord shall in all events be responsible for any such default which is continuing from and after the date on which Successor Landlord acquires title to the Premises. At the request of the Successor Landlord, Tenant shall execute a new lease for the Properties, setting forth all of the provisions of this Lease except that the term of the new lease shall be for the balance of the term of this Lease.

22.3     Estoppel Certificate

         Tenant and Landlord shall each execute and deliver to the other of them, within thirty (30) days after receipt of a written request, an estoppel certificate in the form attached hereto as Exhibit "E."

                                                             PAGE 30 of 42 PAGES

                       23. TENANT'S FINANCIAL STATEMENTS

         During the term of the Lease, Tenant shall provide Landlord with current financial statements as follows:

         (i) Within sixty (60) days of the end of each fiscal quarter, including the fourth (4th) quarter, Tenant's profit and loss statement and balance sheet;

         (ii) Within one hundred twenty (120) days of the end of each fiscal year, Tenant's profit and loss statement, balance sheet, statement of changes in financial position, and notes to the financial statements as reviewed or audited by an independent certified public accountant or accounting firm;

         (iii) Within one hundred twenty (120) days of the end of each fiscal year, Tenant's profit and loss statements for the retail sales operations located upon each of the Properties (provided, however, the foregoing shall not apply to any lease wherein Crest is the "Landlord"); provided, however, (A) such statements shall only be delivered upon Landlord's prior written request and subject to Landlord's agreement to keep such statements confidential and (B) the statements shall be those unaudited statements which Tenant produces in the ordinary course of its business.

         (iv) Within one hundred twenty (120) days of the end of each fiscal year, annual Gross Sales reports for the preceding fiscal year. The term "GROSS SALES" as used herein shall mean the gross amount received by Tenant, its subtenants, licensees, and/or concessionaires, in cash and in credit (regardless of whether payment is actually collected) or trade-ins from all sales of merchandise and services, and income from all other sources of business conducted on or in each of the Properties.

Notwithstanding the above, Tenant shall not be obligated to deliver the statements described in Section 23(i) and (ii) unless and until Tenant's financials cease to be part of the consolidated financial statements of a publicly-held company.

                              24. ATTORNEYS' FEES

24.1     Recovery of Attorneys' Fees and Costs of Suit

         Each party shall reimburse the other party, upon demand, for any costs or expenses incurred by the other party in connection with any breach or default under this Lease, whether or not suit is commenced or judgment entered. Such costs shall include legal fees and costs incurred for the negotiation of a settlement, enforcement of rights, or otherwise. Furthermore, if any action for breach of or to enforce the provisions of this Lease is commenced, the court in such action shall award to the party in whose favor a judgment is entered, a reasonable sum as attorneys' fees and costs. Such attorneys' fees and costs shall be paid by the losing party in such action.

                                                             PAGE 31 of 42 PAGES

24.2     Party to Litigation

         Tenant shall indemnify Landlord against and hold Landlord harmless from all costs, expenses, demands, and liability incurred by Landlord if Landlord becomes or is made a party to any claim or action (i) instituted by Tenant, or by any third party against Tenant, or by or against any person holding any interest under or using the Properties by license of or agreement with Tenant;
(ii) for foreclosure of any lien for labor or material furnished to or for Tenant or such other person; (iii) otherwise arising out of or resulting from any action or transaction of Tenant or such other person; or (iv) necessary to protect Landlord's interest under this Lease in a bankruptcy proceeding, or other proceeding under Title 11 of the United States Code, as amended. Tenant shall defend Landlord against any such claim or action at Tenant's expense with counsel reasonably acceptable to Landlord or, at Landlord's election, Tenant shall reimburse Landlord for any legal fees or costs incurred by Landlord in any such claim or action.

24.3     Landlord's Consent

         Tenant shall pay Landlord's reasonable attorneys' fees and other costs incurred in connection with Tenant's request for Landlord's consent under
Section 16, "Assignment and Subletting," or in connection with any other act which Tenant proposes to do and which requires Landlord's consent.

                                  25. CONSENT

         This Section was left blank intentionally.

            26. AUTHORITY TO MAKE LEASE; COVENANT OF QUIET ENJOYMENT

26.1     Full Power and Authority to Enter Lease

         The parties covenant and warrant that each has full power and authority to enter into this Lease.

26.2     Quiet Enjoyment

         Landlord covenants and warrants that Tenant shall have and enjoy full, quiet, and peaceful possession of the Properties, their appurtenances and all rights and privileges incidental thereto during the term, as against all persons claiming by, through, or under Landlord, subject to the provisions of this Lease and any title exceptions or defects in existence on the Commencement Date.

26.3     No Violation of Covenants and Restrictions

         Tenant leases the Properties subject to all encumbrances, covenants, conditions, restrictions, easements, rights of way, and all other matters of record affecting the Properties. Tenant shall not violate, permit a violation, or cause Landlord to violate any recorded covenants and restrictions affecting the Properties. Tenant shall defend, indemnify, and hold harmless Landlord from any costs or expenses incurred from such a violation.

                                                             PAGE 32 of 42 PAGES

                             27. HAZARDOUS MATERIAL

27.1     Environmental Compliance

         Tenant shall comply with all laws, including Environmental Laws, relating to the use, storage, transportation, dispensing, sale or Release of Pollutants at the Properties. Tenant shall not use, store, transport, dispense or sell Pollutants at the Properties, or surrounding areas, except as reasonably necessary for the permitted use of the Properties. Tenant shall not Release, nor shall Tenant permit any employee, contractor, agent or invitee (collectively, "TENANT'S AGENTS") to Release, any Pollutants on the Properties, into the air or the surrounding land, surface water or ground water except as expressly permitted by law, including Environmental Laws. Landlord and Tenant shall provide the other party with copies of all material reports, studies, complaints, claims, directives, citations, demands, inquiries, notices of violation, or orders relating to Pollutants at or emanating from or to the Properties, at any time, or any alleged non-compliance with Environmental Laws at the Properties, reasonably promptly (and in no event later than thirty (30) days) after such documents are provided to or generated by such party. Tenant also shall promptly notify Landlord of any Release of Pollutants at, on, under or from the Properties and immediately shall abate and remove any such Releases as required under Section 27.2 below. Satisfaction of all applicable reporting, investigation and/or remediation requirements under any Environmental Law with respect to any and all Releases of Pollutants (unless caused by Landlord) at, on, from or near (if required by applicable Environmental Law) the Properties are the responsibility of Tenant.

27.2     Tenant's Responsibility for Hazardous Materials

         Unless caused by Landlord, Pollutants shall be the responsibility of Tenant and Tenant shall be liable for and responsible for Pollutants, including without limitation, at Tenant's sole cost (i) permitting, reporting, assessment, testing, investigation, treatment, removal, remediation, transportation and disposal of such Pollutants as directed by any governmental agency, as required by Environmental Laws; (ii) damages, costs, expenditures and claims for injury to persons, property, the Properties and surrounding air, land, surface water, and ground water resulting from such Pollutants; (iii) claims by any governmental agency or third party associated with injury to surrounding air, land, surface water and ground water or other damage resulting from such Pollutants; (iv) damages for injury to the buildings, fixtures, appurtenances, equipment and other personal property of Landlord to the extent caused by such Pollutants; (v) fines, costs, fees, assessments, taxes, demands, orders, directives or any other requirements imposed in any manner by any governmental agency asserting jurisdiction, or under any Environmental Laws with respect to such Pollutants; (vi) damages, costs and expenditures for injury to natural resources to the extent caused by such Pollutants as directed by any governmental agency or otherwise as required by applicable law, including Environmental Laws; (vii) compliance with Environmental Laws regarding the use, storage, transportation, release, disposal, dispensing or sale of Pollutants; and (viii) any other liability or obligation related to such Pollutants. While Landlord is not required to incur any costs, fees (including attorney, consultant and expert witness fees) or expenses for environmental compliance, testing, investigation, assessment, remediation or cleanup relating to Pollutants, should Landlord incur any such reasonable costs, expenses or fees relating to Pollutants at the Properties or surrounding lands or surface water or ground water, Tenant shall promptly reimburse Landlord for said costs, expenses or fees, so long as Landlord incurs such costs, expenses or fees only after (1) requesting

                                                             PAGE 33 of 42 PAGES
in writing that Tenant take the action that would result in such costs, expenses or fees and (2) Tenant refusing to undertake such actions; provided, however, the foregoing shall not apply in the event of an emergency so long as Landlord endeavors to provide prior notice (which may be oral) to Tenant. Landlord maintains all contractual and non-contractual theories and remedies that may be available to Landlord for damages for the diminution in the value of the Properties due to such Pollutants.

27.3     Tenant's Environmental Indemnification

         Tenant shall indemnify, defend, and hold Landlord harmless from any and all claims, judgments, damages, penalties, fines, costs, liabilities, or losses (including, without limitation, diminution in value of the Properties, damages for the loss or restriction on use of rentable or usable space or of any amenity of the Properties, damages arising from any adverse impact on marketing of space of the Properties, and sums paid in settlement of claims, attorneys' fees, consultation fees, and expert fees) which arise during or after the term of the Lease as a result of Pollutants. This indemnification of Landlord by Tenant includes, without limitation, costs incurred in connection with any investigation or site conditions or any cleanup, remedial, removal, or restoration work required by any federal, state, or local governmental agency or political subdivision because of Pollutants present in the soil or ground water on or under the Properties. Without limiting the foregoing, if the presence of any Pollutants on any of the Properties results in any contamination of any of the Properties, Tenant shall promptly take all actions at its sole expense as are recommended by environmental consultants hired by Tenant and are otherwise necessary to report, abate, cleanup and remediate (including any monitoring of) such contamination as required by applicable law, including Environmental Laws and governmental authorities with jurisdiction over such Properties; provided, however, that such actions shall be achieved without (a) materially impacting the value of the Property and (b) imposing any institutional, land use or engineering controls or other restrictions that would materially limit or adversely affect the present of future commercial or industrial use or enjoyment of any Property.

27.4     Tenant's Notification Obligation

         Tenant immediately shall notify Landlord of any of the following: (i) any correspondence or communication from any governmental entity indicating or alleging any violation of Environmental Laws involving the Properties or Tenant's operation of the Properties; (ii) any correspondence, communication or notifications as are required by either the Federal or State Emergency Planning and Community Right to Know Acts; (iii) any change in Tenant's operations on the Properties that will change or has the potential to change Tenant's obligations or liabilities under the Environmental Laws; (iv) any Releases or suspected Releases of any and all Pollutants at, from or near the Properties.

27.5     Landlord's Right of Entry

         At Landlord's sole discretion, Landlord, or its representatives or consultants, shall have the right to enter upon the Properties and make any inspection, tests, borings, measurements, investigation or assessment Landlord deems necessary in the exercise of its reasonable judgment in order to determine the presence of Pollutants or other Hazardous Materials. Landlord shall, at its sole cost and expense, restore the Premises to the condition immediately prior to any such test, except for any monitoring wells or other similar alterations which by their nature are to remain following Landlord's entry. Landlord shall select a qualified

                                                             PAGE 34 of 42 PAGES
environmental consultant to complete such tasks. Nothing herein shall be deemed to require Landlord to conduct any such testing, measurement, investigation or assessment. Landlord shall give Tenant a minimum of five (5) days written notice prior to conducting any such inspection, tests, borings, measurements, investigation or assessment except no such notice is required under urgent or emergency conditions. Landlord's right of entry and inspection shall include the right to inspect Tenant's records required to be maintained pursuant to Environmental Laws. If any Pollutants present on or released from any of the Properties are detected requiring remedial action as required by Section 27 of this Lease, Landlord's reasonable expenses incurred in performing the tests, measurements, investigation or assessment shall be treated as an advance from Landlord to Tenant, and shall be promptly paid by Tenant on demand by Landlord. This is in addition to Tenant's obligation to conduct all required testing, investigation, assessment, cleanup and remediation at Tenant's sole cost of any suspected or actual Pollutants.

         Landlord shall have the right to enter the Properties upon twenty four
(24) hours written notice to Tenant for the purpose of conducting an environmental audit or assessment to assure that the Properties are in compliance with any applicable Environmental Laws; provided, however, in all events Landlord shall use reasonable business efforts to minimize any disruption to Tenant, and the conduct of its business operations from the Properties.

27.6     Survival

         Provisions of this Section 27 shall survive expiration or termination of the tenancy.

                            28. RIGHT OF SUBSTITUTION

         At any time following the beginning of the fifth (5th) Lease Year, in the event Tenant has determined that one or more of the Properties ("RELINQUISHED PROPERTY") is no longer economically viable, and either has ceased business operations at the Relinquished Property or has made a decision to do same, then providing there are no material uncured Events of Default existing under the Lease, Tenant may request that Landlord substitute for the Relinquished Property a property ("SUBSTITUTE PROPERTY") that is substantially similar and of equal or greater Value (as defined below) than the Relinquished Property.

         The term "VALUE" for purposes of effecting a substitution under this Section shall mean the fair market value of the Relinquished Property and Substitute Property as determined by so-called "full, three method" appraisals ("APPRAISALS") prepared by an independent appraiser who is a member in good standing as an MAI professional appraiser and who is reasonably acceptable to Landlord.

         In the event Tenant wishes to substitute a property for the Relinquished Property it shall so notify Landlord in writing. The notice shall identify the Substitute Property, and shall include information supporting the claim that the Substitute Property is substantially similar, and equal or greater value, to the Relinquished Property. Within thirty (30) days following receipt of such notice, Landlord shall either consent to, or, in Landlord's sole discretion, reject such substitution. If Landlord rejects the substitution, it shall specify in writing to Tenant the reasons therefor ("REJECTION NOTICE"). If Landlord consents to the substitution, the parties shall cooperate with one another to effect a closing (the "CLOSING") of the Substitute Property as soon as practicable.

                                                             PAGE 35 of 42 PAGES

         If Landlord rejects the substitution, Landlord may, in its sole and absolute discretion, elect to terminate this Lease as to the Relinquished Property by including such election in the Rejection Notice sent to Tenant. The Lease will terminate on the last day of the first full calendar month following the date upon which Tenant receives the Rejection Notice. Upon such termination, Landlord and Tenant shall be released from all obligations and liabilities under the Lease as to the Relinquished Property, with the exception of those liabilities which accrued prior to the termination date and those obligations which, pursuant to the terms of the Lease, survive termination or expiration of the Lease. In the event of termination, Rent and Charges shall be prorated based upon the actual number of days in the period to be prorated. Within thirty (30) days following the termination, Landlord shall refund to Tenant any Rent and Charges paid to Landlord in advance of the termination. Notwithstanding any termination of this Lease with respect to the Relinquished Property, this Lease shall continue in full force and effect with respect to the remaining Properties; provided, however, Base Monthly Rent shall be adjusted by the Individual Store Rent allocated to the Relinquished Property.

         If Landlord consents to the substitution, Landlord shall have a reasonable time within which to conduct its investigation of the Substitute Property. Tenant, at Tenant's sole cost and expense, timely shall provide Landlord with all documents and information reasonably requested by Landlord in connection with its investigation of the Substitute Property, including, without limitation, aerial photograph, title commitment and exception documents, as-built survey to Landlord's guidelines, and environmental reports ("THIRD PARTY REPORTS"). Landlord shall have no obligation to take title to the Substitute Property if Landlord reasonably disapproves any of the material reports or documents it requests or receives in connection with its investigation of the Substitute Property.

         At the Closing:

         (a) Landlord shall deliver to Tenant a special or limited warranty deed in connection with the Relinquished Property, which shall be subject only to: (i) matters of record; (ii) such additional matters as specifically consented to by Tenant; (iii) anything of record or not of record that in any way affects title to the Relinquished Property resulting from the acts or omissions of Tenant and matters that would be shown by a then current inspection or survey of the Relinquished Property. Landlord shall execute such documents as shall be required to deliver good and marketable title to the Relinquished Property (subject to the foregoing matters) to Tenant in form and substance reasonably satisfactory to the title company;

         (b) Tenant shall deliver to Landlord a special or limited warranty deed in the form customarily used in connection with commercial real property transactions in the state in which the Substitute Property is situated and Tenant shall execute such documents as shall be required to deliver good and marketable title to the Substitute Property to Landlord in form and substance reasonably satisfactory to the title company; and this Lease shall be amended to delete the Relinquished Property from the Property List and add the Substitute Property to same, and the parties thereafter shall be released from all liabilities and obligations under this Lease with respect to the Relinquished Property, with the exception of those obligations that survive the expiration or earlier termination of the Lease. Base

                                                             PAGE 36 of 42 PAGES

              Monthly Rent, and any adjustments thereto, payable by Tenant under the Lease, shall continue uninterrupted and unaltered by the substitution; and

         (c) Landlord and Tenant shall execute a Memorandum of Termination of Lease, in recordable form, in connection with the Relinquished Property. If Tenant so elects, Landlord and Tenant shall execute a Memorandum of Lease, in recordable form, in connection with the Substitute Property. Tenant, at Tenant's expense, shall cause the Memorandum of Termination of Lease and Memorandum of Lease to be recorded in the respective counties in which the properties are located. The parties shall cooperate with one another, fully and in a timely manner, in performing all further acts, and executing and delivering all further documents or instruments that may be reasonably necessary or required to accomplish the purposes of this Section.

              All costs, fees and expenses incurred in connection with Tenant's exercise of this right of substitution (including, without limitation, the Appraisals, Third Party Reports, ALTA extended coverage policy of title insurance with reasonably requested endorsements, transfer taxes, title and escrow fees and charges) shall be borne by Tenant, it being the intention of the parties that Landlord shall take title to the Substitute Property and deliver title to the Relinquished Property absolutely net of all costs, fees and expenses whatsoever.

         Tenant acknowledges and agrees the Relinquished Property shall be conveyed by Landlord to Tenant "AS IS, WHERE IS, WITH ALL FAULTS," in such condition as the same may be on the Closing, without any representations or warranties by Landlord except those specifically addressed above.

                            29. RIGHT OF FIRST OFFER

         Landlord grants to Tenant a right of first offer with respect to the Properties. If Landlord intends to sell the Properties or any of them, Landlord shall submit to Tenant a proposal ("PROPOSAL") setting forth the proposed purchase price range within fifteen percent (15%) and other material terms of the proposed sale.

         Tenant shall have thirty (30) days to elect to accept the terms of the Proposal, in which case Landlord and Tenant shall enter into a purchase agreement providing for a closing within ninety (90) days of Tenant's acceptance of the Proposal and such other terms as are mutually acceptable to the parties; provided, however, Tenant acknowledges and agrees:

         (i) Landlord shall deliver to Tenant a special or limited warranty deed in the form customarily used in connection with commercial real property transactions in the state in which the Property subject to the Proposal (the "PROPOSAL PROPERTY") is situated, which shall be subject only to: (i) matters of record existing as of the date hereof or otherwise specifically consented to by Tenant; (ii) such additional matters as specifically consented to by Tenant; (iii) anything of record or not of record that in any way affects title to the Proposal Property resulting from the acts or omissions of Tenant and matters that would be shown by a then current inspection or survey of the Proposal Property. Landlord shall execute such documents as shall be required to deliver good and

                                                             PAGE 37 of 42 PAGES
                  marketable title to the Proposal Property (subject to the foregoing matters) to Tenant in form and substance reasonably satisfactory to the title company;

         (ii) The Proposal Property shall be conveyed by Landlord to Tenant "AS IS, WHERE IS, WITH ALL FAULTS," in such condition as the same may be on the closing of the transaction, without any representations or warranties by Landlord; and

         (iii) This Lease shall be terminated effective on the date upon which fee simple interest is vested in Tenant, and the parties thereafter shall be released from all liabilities and obligations under this Lease, with the exception of those obligations that survive the expiration or earlier termination of the Lease.

         If Tenant elects not to accept the Proposal or fails to make an election within such thirty (30) days, Landlord may sell the Proposal Property in accordance with the terms of the Proposal. If Landlord Income fails to sell the Proposal Property within three hundred sixty-five (365) days of Tenant's election or deemed election to not purchase the Proposal Property, or if Landlord intends to sell the Proposal Property on terms that are materially less favorable to Landlord (it being agreed that any price lower than the price range set forth in the Proposal shall be deemed materially less favorable), Landlord shall re-offer the Proposal Property to Tenant on such less favorable terms pursuant to the terms of this right of first offer.

         Notwithstanding the foregoing provisions of this Section 29, in no event shall the right of first offer apply to the sale of any property by Crest Net Lease, Inc. in an aggregate amount not greater than $30,000,000 within the first eighteen (18) months of the term of this Lease.

                           30. RIGHT OF FIRST REFUSAL

         While Tenant is in possession and occupancy of the Properties subject to the Offer (as hereinafter defined) and not otherwise in default of this Lease, Tenant shall have the right to purchase the applicable Properties if Landlord receives a bona fide offer ("OFFER") to purchase any or all of the Properties from an unrelated third party which owns or operates retail tire stores, provided such Offer is otherwise acceptable to Landlord. Landlord shall provide Tenant written notice of such Offer, and Tenant shall thereafter have thirty (30) days ("NOTICE PERIOD") within which to notify Landlord of Tenant's intention to purchase the Properties subject to the Offer ("OFFER PROPERTIES") on the same terms and conditions as the Offer ("MATCH THE OFFER"), provided such closing must occur not less than ninety (90) days following notice of Tenant's election to Match the Offer. If Tenant does not notify Landlord within the Notice Period of its intention to Match the Offer, it conclusively shall be presumed that Tenant has no interest in purchasing the Offer Properties, and the right of first refusal granted herein shall be deemed expired and null and void as to that Offer upon the expiration of the Notice Period. Notwithstanding the foregoing provisions of this Section 30, in no event shall the right of first refusal apply to the sale of any property by Crest Net Lease, Inc. within the first eighteen (18) months of the term of this Lease so long as the potential buyer is not a "Competitor" of Tenant.

As used in this Section 30, "COMPETITOR" shall mean a "Person" (as defined below) (or any other Person controlling, controlled by or under common control with such Person) that operates tire and automotive repair service centers.

                                                             PAGE 38 of 42 PAGES

As used in this Section 30, "PERSON" shall mean an individual, corporation, partnership, joint venture, association, joint-stock company, trust, limited liability company, non-incorporated organization or government or any agency or political subdivision thereof.

                             31. GENERAL PROVISIONS

31.1     Recitals

         The Recitals set forth above are hereby incorporated by this reference.

31.2     Gender; Number

         The use of (i) the neuter gender includes the masculine and feminine and (ii) the singular number includes the plural, whenever the context requires.

31.3     Captions

         Captions in this Lease are inserted for the convenience of reference only and do not define, describe, or limit the scope or the intent of this Lease or any of its terms.

31.4     Exhibits

         All attached exhibits are a part of this Lease and are incorporated in full by this reference. Except as specifically provided herein, if any provision contained in any exhibit hereto is inconsistent or in conflict with any provisions of this Lease, the provisions of this Lease shall supersede the provisions of such exhibit and shall be paramount and controlling.

31.5     Entire Agreement

         This Lease contains the entire agreement between the parties relating to the transactions contemplated hereby and all prior or contemporaneous agreements, understandings, representations and statements, oral or written, are merged into this Lease.

31.6     Drafting

         This Lease shall not be construed more strictly against one party than the other because it may have been drafted by one of the parties or its counsel, each having contributed substantially and materially to the negotiation and drafting hereof.

31.7     Modification

         No modification, waiver, amendment, discharge, or change of this Lease shall be valid unless it is in writing and signed by the party against which the enforcement of the modification, waiver, amendment, discharge, or change is or may be sought.

31.8     Joint and Several Liability

         If any party consists of more than one person or entity, the liability of each such person or entity signing this Lease shall be joint and several.

31.9     Enforceability

         Tenant warrants and represents that the terms of this Lease are fully enforceable in the localities in which the Properties are located. In the event any provision contained in this Lease

                                                             PAGE 39 of 42 PAGES
is inconsistent or in conflict with local law, custom, or practice, the provisions of this Lease shall supersede and shall be paramount and controlling.

31.10    Attorneys' Fees

         With respect to Section 24 and any other provision in this Lease providing for payment or indemnification of attorneys' fees, such fees shall be deemed to include reasonable fees incurred through any applicable appeal process, and shall include fees attributable to legal services provided by any in-house counsel and staff to the prevailing or indemnified party. For purposes hereof, the services of in-house counsel and their staff shall be valued at rates for independent counsel prevailing in the metropolitan area in which such counsel and staff practice.

31.11    Time of Essence

         Time is of the essence of every provision of this Lease.

31.12    Severability

         In the event any term, covenant, condition, or provision of this Lease is held to be invalid, void, or otherwise unenforceable by any court of competent jurisdiction, the fact that such term, covenant, condition, or provision is invalid, void, or otherwise unenforceable shall in no way affect the validity or enforceability of any other term, covenant, condition, or provision of this Lease.

31.13    Successors and Assigns

         Except as otherwise provided herein, all terms of this Lease shall be binding upon, inure to the benefit of, and be enforceable by the parties and their respective legal representatives, successors, and assigns.

31.14    Independent Covenants

         This Lease shall be construed as though the covenants herein between Landlord and Tenant are independent and not dependent, and Tenant hereby expressly waives the benefit of any statute to the contrary and agrees that if Landlord fails to perform its obligations set forth herein, Tenant shall not be entitled to make any repairs or perform any acts hereunder at Landlord's expense or to any offset of the rent or other amounts owing hereunder against Landlord; provided, however, the foregoing shall in no way impair the right of Tenant to commence a separate action against Landlord for any violation by Landlord of the provisions hereof so long as notice is first given to Landlord and any holder of a mortgage or deed of trust covering the Properties (of whose address Tenant has theretofore been notified) and an opportunity is granted to Landlord and such holder to correct such violation as provided above.

31.15    Limitation of Landlord's Liability

         Notwithstanding anything contained in this Lease to be contrary, Landlord shall not incur any liability beyond Landlord's interest in the Properties upon a breach of this Lease, and Tenant shall look exclusively to such interest in the Properties for the payment and discharge of any obligations imposed upon Landlord under this Lease.

31.16    Waiver of Trial by Jury

         Landlord and Tenant do hereby waive trial by jury in any action, proceeding or counterclaim brought by either party against the other, upon any matters whatsoever arising out

                                                             PAGE 40 of 42 PAGES
of or in any way connected with this Lease, Tenant's use or occupancy of the Properties and/or any claim of injury or damage. It further is agreed that in the event Landlord commences any summary proceeding for non-payment of rent or additional rent, Tenant will not interpose any counterclaim of whatever nature or description in any such proceeding.

31.17    No Lease Until Accepted

         Landlord's delivery of unexecuted copies or drafts of this Lease is solely for the purpose of review by the party to whom delivered and is in no way to be construed as an offer by Landlord nor in any way implies that Landlord is under any obligation to lease the Properties. When this Lease has been executed by both Landlord and Tenant, it shall constitute a binding agreement to lease the Properties upon the terms and conditions provided herein and Landlord and Tenant agree to execute all instruments and documents and take all actions as may be reasonably necessary or required in order to consummate the lease of the Properties as contemplated herein.

31.18    Deed of Lease

         With regard to any of the Properties located in the State of Virginia, this Lease is intended to be and shall constitute a deed of lease in accordance with Virginia law for all purposes.

            THE REMAINDER OF THIS PAGE WAS LEFT BLANK INTENTIONALLY.

                                                             PAGE 41 of 42 PAGES

31.19    Counterparts

         This Lease may be executed in any number of counterparts, each of which shall be deemed an original. The counterparts shall together constitute but one agreement. Any signature on a copy of this Lease or any document necessary or convenient thereto sent by facsimile shall be binding upon transmission by facsimile and the facsimile copy may be utilized for the purposes of this Lease.

LANDLORD:                                     TENANT:

[REALTY INCOME CORPORATION,                   NTW INCORPORATED,
a Maryland corporation]                       a Delaware corporation

[CREST NET LEASE, INC.,
a Delaware corporation]

[REALTY INCOME TEXAS
PROPERTIES, L.P.,
a Delaware limited partnership]

By: _______________________________________   By: ______________________________

Date: _____________________________________   Date: ____________________________

                                                             PAGE 42 of 42 PAGES

                        LAND AND BUILDING LEASE AGREEMENT

                                   EXHIBIT "A"

                                  PROPERTY LIST

                                                                     EXHIBIT "A"

                        LAND AND BUILDING LEASE AGREEMENT

                                   EXHIBIT "B"

                               MEMORANDUM OF LEASE

Recording requested by, and
after recording return to:

Realty Income Corporation
Attn:  Legal Department
220 West Crest Street
Escondido, CA 92025-1707

                               MEMORANDUM OF LEASE

         This Memorandum of Lease is made and entered into as of November __, 2003 by and between [REALTY INCOME CORPORATION, a Maryland corporation] [CREST NET LEASE, INC., a Delaware corporation] [REALTY INCOME TEXAS PROPERTIES, L.P., a Delaware limited partnership] ("LANDLORD") and NTW INCORPORATED, a Delaware corporation ("TENANT") who agree as follows:

         1. Terms and Premises. Landlord leases to Tenant and Tenant leases from Landlord that certain real property, together with all the improvements thereon and appurtenances thereunto belonging (the "PREMISES"), which legal description is attached hereto and incorporated herein as Exhibit "A," commonly known as:

                                     (STORE)

                                    (ADDRESS)

                              (CITY), (STATE) (ZIP)

for a term of TWENTY (20) YEARS, commencing on the closing date and expiring on the last day of the month twenty (20) years thereafter. Tenant has 4 - five year options to extend the term of the Lease. Tenant has a right of first offer pursuant to Section 29 of the Lease, and a right of first refusal pursuant to
Section 30 of the Lease, in each case applicable to the Premises and other real property.

                                                                     EXHIBIT "B"

         2. Purpose of Memorandum of Lease. This Memorandum of Lease is prepared for the purpose of recordation and does not modify the provisions of the lease dated November __, 2003 and entered into by and between Landlord and Tenant (the "Lease"). The Lease is incorporated herein by reference. If there are any conflicts between the Lease and this Memorandum of Lease, the provisions of the Lease shall prevail.

LANDLORD:                                      TENANT:

[REALTY INCOME CORPORATION,                    NTW INCORPORATED,
a Maryland corporation]                        a Delaware corporation

[CREST NET LEASE, INC.,
a Delaware corporation]

[REALTY INCOME TEXAS PROPERTIES, L.P.,
a Delaware limited partnership]

By: _____________________________________      By: _____________________________

Date: ___________________________________      Date: ___________________________

                                                                     EXHIBIT "B"

                        LAND AND BUILDING LEASE AGREEMENT

                                   EXHIBIT "C"

                              INTENTIONALLY DELETED

                                                                     EXHIBIT "C"

                        LAND AND BUILDING LEASE AGREEMENT

                                   EXHIBIT "D"

             SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT

             SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT

         THIS AGREEMENT (this "AGREEMENT"), made as of the __day of ____, ____, by and among ____________________., a __________ corporation having an address at ________________________________ ("TENANT"), _________________________, a
_______________ corporation having an address at ____________________________
("MORTGAGEE") and ____________________________, a _______________ corporation having an address at _________________________ ("LANDLORD").

                              W I T N E S S E T H:

         WHEREAS, Mortgagee is the holder of a certain mortgage (the "MORTGAGE") executed and delivered by Landlord and recorded in the Office of the County Clerk for __________ County, State of __________, which Mortgage secures a certain note of even date with the Mortgage made by Landlord to Mortgagee in the principal sum of _________________________ (the "NOTE"), and which Mortgage conveys and constitutes a lien on a certain estate and interest in and to the premises described on Exhibit "A," attached hereto and made a part hereof (the "PREMISES"); and

         WHEREAS, Tenant has entered into a certain lease dated _______________ (said lease as heretofore or hereafter modified, amended and supplemented is hereinafter called the "LEASE"), with Landlord for the Premises; and

         WHEREAS, Mortgagee has agreed to enter into a non-disturbance agreement with Tenant recognizing Tenant's rights under the Lease and Tenant has agreed to subordinate the Lease and attorn to Mortgagee, upon and subject to the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the premises and mutual covenants hereinafter contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto mutually covenant and agree as follows:

                  1. Subject to the terms, conditions and other provisions hereof, the Lease and any extensions, renewals, replacements or modifications made after the date hereof, and all of the right, title and interest of Tenant in and to the Premises are and shall be subject and subordinate to the Mortgage and to all of the terms, covenants and conditions contained therein, and to any renewals, modifications, replacements, consolidations and extensions thereof. Lender agrees that Tenant shall not be disturbed in its use, possession or occupancy of the Premises, nor shall its rights under the Lease be disturbed or diminished during the term of the Lease or any extension thereof,

                                                                     EXHIBIT "D"
unless and until such time that Tenant defaults under the Lease beyond any applicable notice and curative period and the Lease and/or Tenant's right to possession of the Premises shall have been terminated in accordance with the Lease.

                  2. Provided that the Lease shall not be terminated on account of a default by Tenant under the Lease beyond any applicable notice and curative period, Mortgagee agrees that (a) in the event of foreclosure of the Mortgage, Tenant shall not be named as a party in any action or proceeding to enforce the Mortgage, (b) in the event Mortgagee or any other party comes into possession or acquires title to the Premises as a result of the enforcement or foreclosure of the Mortgage, or as a result of any other means, Mortgagee agrees that Tenant shall not be disturbed in its possession or occupancy of the Premises and (c) upon such foreclosure of the Mortgage or other acquisition of the Premises in lieu of foreclosure, Mortgagee will recognize the Lease and Tenant's rights thereunder.

                  3. Upon any foreclosure of the Mortgage or other acquisition of the Premises in lieu of foreclosure, Tenant shall attorn to Mortgagee or any other party ("OTHER PARTY") acquiring said property or so succeeding to Landlord's rights and shall recognize Mortgagee or such Other Party (as the case may be) as its landlord under the Lease and Tenant shall promptly execute and deliver any instrument that Mortgagee may reasonably request in writing to evidence further said attornment.

                  4. Upon such foreclosure of the Mortgage or other acquisition of the Premises in lieu of foreclosure, and upon such attornment, the Lease shall continue as a direct lease between the Mortgagee and Tenant upon all of the terms, covenants and conditions of the Lease.

                           In the event of foreclosure of the Mortgage, or upon
a sale of the Premises pursuant to any power of sale contained therein, or upon a transfer of the Premises by conveyance in lieu of foreclosure, then:

                           Mortgagee, or any purchaser at a trustee's or
sheriff's sale or any successor owner of the Premises shall not be:

                           (i)      liable for any act, omission,
misrepresentation, or default of a prior landlord (including Landlord); or

                           (ii)     subject to any offsets or defenses which
Tenant might have against any prior landlord (including Landlord); or

                           (iii)    bound by, or liable for the return of, any
rent or additional rent which Tenant might have paid in advance to any prior landlord (including Landlord) for a period in excess of one month or bound by, or liable for the return of, any security deposit, cleaning deposit or other prepaid charge which Tenant might have paid in advance to any prior landlord (including Landlord); or

                           (iv)     bound by any agreement or modification of
the Lease made after the date hereof without the written consent of Mortgagee;
or

                           (v)      obligated to perform any construction
obligations of any prior landlord (including Landlord).

                                                                     EXHIBIT "D"

                           Notwithstanding the foregoing, nothing contained
herein shall be deemed to vitiate Mortgagee's obligations as landlord from and after the date it becomes landlord under the Lease.

                  5. Mortgagee and Landlord acknowledge and agree that Landlord has agreed in the Mortgage and in the assignment of leases and rents ("ASSIGNMENT") that the rentals payable under the Lease shall be paid directly by Tenant to Mortgagee upon the occurrence of a continuing default by Landlord beyond the applicable notice and curative period under the Mortgage. Accordingly, after notice ("RENT PAYMENT NOTICE") is given by Mortgagee to Tenant that the rentals under the Lease should be paid to Mortgagee, Tenant shall pay to Mortgagee, or in accordance with the directions of Mortgagee as set forth in the Rent Payment Notice, all rentals and other moneys due and to become due to Landlord under the Lease, or amounts equal thereto. Tenant shall have no responsibility to ascertain whether such demand by Mortgagee is permitted under the Mortgage or the Assignment. Landlord hereby waives any right, claim or demand it may now or hereafter have against Tenant by reason of any such payment to Mortgagee, and any such payment to Mortgagee shall discharge the obligations of Tenant to make such payment to Landlord.

                  6. Mortgagee agrees that fire insurance proceeds and condemnation awards shall be applied towards restoration of the Premises subject to and in accordance with the terms and conditions of the Mortgage.

                  7. This Agreement shall bind and inure to the benefit of the parties hereto, their successors and assigns. As used herein, (a) the term "Tenant" shall include any successors and/or assigns of Tenant named herein; (b) the words "foreclosure" and "foreclosure sale" shall be deemed to include the acquisition of Landlord's estate in the Premises by voluntary deed (or assignment) in lieu of foreclosure; and (c) the word "Mortgagee" shall include the Mortgagee herein specifically named and any of its successors and assigns, and shall include anyone or any entity who shall have succeeded to Landlord's interest in the Premises by, through or under foreclosure of the Mortgage or as a result of any other means in lieu of foreclosure and/or claiming by, through or under Mortgagee's interest in the Premises.

                  8. Anything herein or in the Lease to the contrary notwithstanding, in the event that Mortgagee shall acquire title to the Premises, Mortgagee shall have no obligation, nor incur any liability, beyond Mortgagee's then interest, if any, in the Premises and Tenant shall look exclusively to such interest of Mortgagee, if any, in the Premises for the payment and discharge of any obligations imposed upon Mortgagee hereunder or under the Lease and Mortgagee is hereby released or relieved of any other liability hereunder and under the Lease (except as otherwise herein specifically set forth). Tenant agrees that with respect to any money judgment which may be obtained or secured by Tenant against Mortgagee, Tenant shall look solely to the estate or interest owned by Mortgagee in the Premises and Tenant will not collect or attempt to collect any such judgment (i) from any officer, director, shareholder, partner, employee, agent or representative of Mortgagee or (ii) out of any assets of Mortgagee other than Mortgagee's estate and/or right and interest in the Premises and/or the revenue derived therefrom and/or the proceeds from the sale thereof. Nothing contained herein shall in any way, (a) limit any right that Tenant might otherwise have to obtain injunctive relief or specific performance of landlord's covenants, conditions, agreements or other obligations under the Lease against landlord or landlord's successors or assigns, or with respect to any other action or remedy (not involving the personal liability of landlord's

                                                                     EXHIBIT "D"
partners (general or limited), joint venturers, officers, directors, shareholder's or anyone claiming by, through or under landlord's interest in the Lease) which may be accorded Tenant by law or under the terms of the Lease, (b) excuse any default or other breach on landlord's part under the Lease, or (c) render Tenant liable for the obligations or other liabilities of Landlord or the holder of landlord's interest under the Lease to others. Notwithstanding anything to the contrary contained herein, this Section shall not apply to, and there shall be no limitation of liability with respect to, misapplication or misappropriation of insurance proceeds and/or condemnation awards.

                  9.       Tenant acknowledges and agrees that:

                           (i)      Mortgagee, in making any disbursements to
Landlord, is under no obligation or duty to oversee or direct the application of the proceeds of such disbursements, and if such proceeds are used by Landlord for purposes other than improvement of the Premises, Mortgagee shall not be responsible therefor.

                           (ii)     From and after the date hereof, in the event
of any act or omission by Landlord which would give Tenant the right, either immediately or after the lapse of time, to terminate the Lease or to claim a partial or total eviction, Tenant will not exercise any such right until it has given written notice of such act or omission to Mortgagee and, provided Mortgagee notifies Tenant within thirty (30) days after it receives such notice whether Mortgagee shall elect to cure such default, until the same period of time as is given to Landlord under the lease to cure such act or omission shall have elapsed following such giving of notice to Mortgagee.

                           (iii)    Except as otherwise set forth in the Lease,
Tenant has no right or option of any nature whatsoever, to purchase the Premises, or any portion thereof or any interest therein, and to the extent that Tenant has had, or hereafter acquires, any such right or option, the same is hereby acknowledged to be subject and subordinate to the Mortgage.

                  10. Wherever used herein, the singular shall include both the singular and the plural and the use of any gender shall apply to all genders.

                  11. This Agreement shall be governed by and construed in accordance with the laws of the State in which the Premises shall be located applicable to similar agreements made and to be performed entirely within said State. This Agreement shall be construed without regard to any presumption or rule requiring construction against the party causing this Agreement to be drafted.

                  12. This Agreement shall not be modified or amended except in writing signed by all parties hereto.

                  13. All notices and other communications provided for hereunder shall be in writing and mailed (registered or certified mail, return receipt requested, postage prepaid), hand delivered or sent by nationally recognized overnight courier (prepaid), if to Mortgagee, at its address above stated, Attention: _______________, if to Landlord, at its address above stated,
Attention: _______________, and if to Tenant, at its address above stated,
Attention: _______________, or at such other address as may from time to time be given by such person in a written notice to the others. All such notices and such communications shall be effective when received at the address specified as aforesaid (refusal by the addressee of such communication shall be deemed to constitute such addressee's receipt thereof).

                                                                     EXHIBIT "D"

                  14. Each entity executing and delivering this Agreement represents and warrants to the other that the individuals executing this Agreement on behalf of such entity, are duly empowered and authorized to do so on behalf of such entity.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                                                     EXHIBIT "D"

         IN WITNESS WHEREOF, the parties hereto have executed this Subordination, Non-Disturbance and Attornment Agreement as of the day and year first above written.

                                        TENANT:
                                        ________________________________________

                                        By: ____________________________________
                                              Name:
                                              Title:

                                        MORTGAGEE:
                                        ________________________________________

                                        By: ____________________________________
                                              Name:
                                              Title:

         Landlord consents and agrees to the foregoing Agreement, which was entered into at Landlord's request. The foregoing Agreement shall not alter, waive or diminish any of Landlord's obligations under Mortgage or the Lease. The above Agreement satisfies any obligations of Mortgagee under the Mortgage and related loan documents to enter into a non-disturbance agreement with Tenant.

                                        LANDLORD:
                                        ________________________________________

                                        By: ____________________________________
                                              Name:
                                              Title:

                                                                     EXHIBIT "D"

                        LAND AND BUILDING LEASE AGREEMENT

                                   EXHIBIT "E"

                              ESTOPPEL CERTIFICATE

         The undersigned, _____________________, a _______________ ("Tenant"),
hereby certifies to ______________, a __________ ("Landlord"), as follows:

1. The undersigned is the Tenant under that certain lease dated ________________ (the "Lease") executed by Landlord as landlord and the undersigned as tenant, demising certain premises designated as __________________________, whose street address is,
_______________________________________ (the "Premises").

2. Tenant has paid all rent through _____________. The current base rent for the Premises is $ _________ per month. The additional rent for the Premises is $_______ per month. No base or additional rent has been paid more than one
(1) month in advance.

3.       A security deposit in the amount of $_____ is held by Landlord.

4. The current term of the Lease will expire pursuant to its terms on ______. Tenant has an option to renew the Term of the Lease for ______( ) additional terms ______( ) years.

5. To the best knowledge of the undersigned, there are no offsets, deductions or credits against rentals payable under the Lease and no unexpired free rent periods or rental concessions or abatements have been granted to Tenant.

6. To the best knowledge of the undersigned, neither the Landlord nor Tenant is in default in the payment or performance of their respective obligations under the Lease and there is no condition existing which with the passing of time or the giving of notice, or both, would constitute a default or event of default under the Lease.

7. This Certificate may be relied upon and inure to the benefit of Landlord and Lender and their affiliates, designees and agents and their successors and assigns.

8. All work required to be performed by the Landlord under the Lease has been completed in accordance with the term of the Lease and the undersigned has accepted, and is now in possession of, the Premises.

9. No person or firm other than the undersigned has a leasehold right to, or is in possession of, the Premises and, to the best of the undersigned's knowledge, no other person or firm other than the Landlord has a future right to the Premises. (If anyone else has such rights, state name, address, and explain such rights).

10. The undersigned has not assigned or entered into any subleases of the lease, except as follows: _________________________________________.

                                                                     EXHIBIT "E"

11.      The Lease has not been modified, altered or amended except as follows:
_____________________________________________________.

         As used in this Estoppel Certificate, "to the best of Tenant's knowledge" means to the best actual knowledge of the person executing this Certificate, who in the normal course of business would be informed of material information regarding the Lease.

         Tenant may be estopped from denying any factual matters certified in this Certificate (subject to limitations set forth above regarding knowledge), but Tenant shall not be liable to any party for damages (whether direct, indirect, special or consequential) resulting from any statement contained herein.

         Nothing in this Estoppel Certificate modifies the Lease or any of its terms, and the person executing this Estoppel Certificate is not authorized to modify the Lease in any manner by execution of this Estoppel Certificate.

                                        TENANT:

                                        _________________________,
                                        a ________________________

                                        By:  _____________________
                                        Name:_____________________
                                        Its: _____________________

                                        Date:_____________________

                                                                     EXHIBIT "E"

                   PURCHASE AGREEMENT AND ESCROW INSTRUCTIONS

                                   EXHIBIT "C"

                                CLOSING CHECKLIST

                                                                           PARTY
                                                                        RESPONSIBLE
                               ITEM                                      TO OBTAIN      RECEIVED
-------------------------------------------------------------------     -----------     --------
Aerial Photograph                                                           TBC
Copy of Existing Owner's Policy                                             TBC             X
Zoning Permits and Regulations (Realty Income to obtain)                   BUYER
Authority Documents (e.g., Corporate Resolution, Consent to Action,         TBC
        Partnership Agreement) for Seller, Tenant
Commitment of Title Insurance                                               TBC
Certified ALTA/ACSM As-built Survey (per Buyer's Guidelines)                TBC
Insurance Certificate and Evidence of Insurance                             TBC
ASTM Phase I Environmental Site Assessment Report; Reliance                 TBC
        Letter; E&O Insurance
Lease                                                                   TBC & BUYER

                                                                           PARTY
                      ITEM (IF AVAILABLE)                               RESPONSIBLE
                    (NOT REQUIRED TO CLOSE)                              TO OBTAIN      RECEIVED
-----------------------------------------------------------             -----------     --------
Copy of Tax Statement or Bill with Tax Parcel Number(s)                     TBC
Final As-built Plans and Specifications (if available)                      TBC
Geotechnical Report (if available)                                          TBC
Guarantees and Warranties (e.g., Roof, HVAC) (if available)                 TBC
Permanent Certificate of Occupancy (if available)                           TBC

                   PURCHASE AGREEMENT AND ESCROW INSTRUCTIONS

                                   EXHIBIT "D"

        MINIMUM REQUIREMENTS FOR ALTA/ACSM LAND TITLE SURVEYS - IMPROVED
                               PROPERTY (AS-BUILT)

1. LABEL: The survey must be labeled as an ALTA/ACSM Land Title Survey and performed to the 1999 Minimum Standard Detail Requirements, including Table A Optional Survey Responsibilities and Specifications - Items: 2-4, 6, 7(a), 7(b)(1), 7(c), 8, 9, 10, 11(a) and 13.

2. LEGAL DESCRIPTION AND BOUNDARY LINES: A full metes and bounds legal description must be shown on the face of the survey and when at all possible the bearings and distances along the boundary lines should agree with the deed contained in the provided title commitment. All bearings should be shown in a clockwise manner.

3. TITLE COMMITMENT EXCEPTIONS: Show the location, size, description and recorded references to book and page of all easements and other survey related matters as cited in the Schedule B - Exceptions section of the title commitment. List all exceptions and denote whether they affect or do not affect the subject property. For those that affect, but cannot be plotted, or for those that are blanket in nature and cannot be plotted - so state on the face of the survey.

4. APPURTENANT EASEMENTS/PARCELS: Appurtenant easements are to be incorporated into the legal descriptions as easement parcels and plotted on the face of the survey.

5. ENCROACHMENTS: Include a note section that identifies all observed encroachments and plot on the face of the survey.

6. IMPROVEMENTS: Location of all buildings and all surface/surrounding improvements. Include a five (5)-foot overlap of all boundary lines.

7. SQUARE FOOTAGE: Show the square footage of each building and the land.

8. UTILITIES: Location of all observable utilities, whether on the surface or overhead (wires, cables, manholes, drains, valves, etc.). Include a five
(5)-foot overlap of all boundary lines.

9. ACCESS WAYS: Location of all parking areas, curb cuts/lines and driveways. If spaces are striped, show the striping and a count on the number of regular, as well as handicap or other types of spaces, as observed.

10. VICINITY MAP: Vicinity map showing the subject site and the surrounding area. Show at least one (1) major intersection. Include a north arrow.

11. LEGEND: Show all symbols and abbreviations used.

12. FLOOD ZONE: Show the zone designation, map reference and date, whether the subject property lies wholly or partially within a Special Flood Hazard Area, and what the zone designation represents.

13. ZONING: Zoning designation and description. Where possible, cite the front, side and rear yard restrictions, along with any other restrictions as found in local zoning or building codes. Also, show maximum building height and any required parking space data.

14. NO LOAN: No references are to be made as to loan purposes (e.g., "this survey for loan purposes only").

15. SIGNATURE: Affix Surveyor Signature, registration number, state, official seal and date to the face of the survey.

16. CERTIFICATION: Certification language is to begin with certifying to: Realty Income Corporation [Realty Income Texas Properties, L.P. for Properties located within the State of Texas], Crest Net Lease, Inc., Seller, Title Company and others as required. Certification shall be as follows:

I HEREBY CERTIFY TO: REALTY INCOME CORPORATION, [REALTY INCOME TEXAS PROPERTIES, L.P. for Properties located within the State of Texas], CREST NET LEASE, INC., SELLER, TITLE COMPANY AND/OR OTHERS AS DESIGNATED BY REALTY INCOME.

THIS IS TO CERTIFY THAT THIS MAP OR PLAT AND THE SURVEY ON WHICH IT IS BASED WERE MADE IN ACCORDANCE WITH "MINIMUM STANDARD DETAIL REQUIREMENTS FOR ALTA/ACSM LAND TITLE SURVEYS" JOINTLY ESTABLISHED AND ADOPTED BY ALTA, ACSM AND NSPS IN 1999, AND INCLUDES ITEMS 2-4, 6, 7(a), 7(b)(1), 7(c), 8, 9, 10, 11(a), and 13 OF
TABLE A THEREOF. PURSUANT TO THE ACCURACY STANDARDS AS ADOPTED BY ALTA, NSPS AND ACSM AND IN EFFECT ON THE DATE OF THIS CERTIFICATION, THE SURVEY MEASUREMENTS WERE MADE IN ACCORDANCE WITH THE POSITIONAL UNCERTAINTIES RESULTING FROM THE SURVEY MEASUREMENTS MADE ON THE SURVEY DO NOT EXCEED THE ALLOWABLE POSITIONAL TOLERANCE.

17. DISTRIBUTION:

         - Realty Income must receive two (2) copies of the final full-size Survey, plus two (2) copies of Survey in reduced size (i.e., 11" x 17");

         - Title Company is to be provided with two (2) copies of the final full-size Survey; and

         - Seller is to be provided with one (1) copy of the full-size survey.

IMPORTANT: FAILURE TO PREPARE AND DELIVER THE SURVEY IN ACCORDANCE WITH THESE GUIDELINES WILL RESULT IN REQUIRED REVISIONS AND DELAY IN PAYMENT FOR SERVICES.

                                                                OCTOBER 30, 2003

                                  SCHEDULE 13.2

                             CONDITION OF PROPERTIES

The following documents provide information with respect to the condition of certain of the Properties.

          SITE                                   ITEM

2733 - Austin, TX           Preliminary Geotechnical Study dated February 11,
                            2000 prepared for Endeavor Real Estate Group by HBC
                            Engineering

7000 - Houston, TX          Facility Maintenance Survey prepared by Johnson
                            Controls (undated)

7001 - Waltham, MA          Roof Inspection Report for Sears Automotive Group by
                            Pegnato & Pegnato Roof Management dated January 1998

                            Inspection Report for National Tire and Battery by Roofing Solutions, Inc. dated February 22, 1999

                            Internal NTW Memorandum dated January 22, 1996 regarding condition of roof, overhead door and upstairs bathroom

                            Facility Maintenance Survey prepared by Johnson Controls dated July 29, 1997

7056 - Houston, TX          Geotechnical Investigation Report for National Tire
                            Warehouse dated August 10, 1994

7137 - Lynchburg, TX        Facility Maintenance Survey by Johnson Controls
                            dated September 19, 1997

                            Inspection Report by Roofing Solutions, Inc. for National Tire and Battery (undated)

7140 - Deptford, NJ         Facility Maintenance Survey by Johnson Controls
                            (undated)

                            Inspection Report by Roofing Solutions, Inc. for National Tire and Battery dated February 20, 1999

7142 - Austin, TX           Facility Maintenance Survey by Johnson Controls
                            dated September 23, 1997

                            Letter from Prime Store Inc. to NTB regarding concrete lab results

                            Inspection Report by Roofing Solutions, Inc. for National Tire and Battery (undated)

7154 - Langhorne, PA        Facility Maintenance Survey by Johnson Controls
                            (undated)

                            Facility Maintenance Services Report dated March 30, 2000

                            Inspection Report by Roofing Solutions, Inc. for National Tire and Battery (undated)

7166 - Newington, NH        Facility Maintenance Survey by Johnson Controls
                            dated August 9, 1997

                            Inspection Report by Roofing Solutions, Inc. for National Tire and Battery dated February 19, 1999

7175 - Houston, TX          Facility Maintenance Survey by Johnson Controls
                            (undated)

                            Inspection Report by Roofing Solutions, Inc. for National Tire and Battery (undated)

7178 - Maple Shade, NJ      Facility Maintenance Survey by Johnson Controls
                            (undated)

                            Inspection Report by Roofing Solutions, Inc. for National Tire and Battery (undated)

                            Roof Inspection Report for Sears Automotive Group by Pegnato & Pegnato Roof Management dated March 1999

7184 - Philadelphia, PA     Roof Inspection Report by Frank Lenegan for Sears
                            Automotive Group dated December 17, 1998

                            Inspection Report by Roofing Solutions, Inc. for National Tire and Battery (undated)

                            Facility Maintenance Survey by Johnson

                            Controls (undated)

7187- Allston, MA           Facility Maintenance Survey by Johnson Controls
                            dated July 31, 1997

                            Facility Summary dated April, 1997

                            Roof Inspection Report for Sears Automotive Group by Pegnato & Pegnato Roof Management dated August 1998

                            Inspection Report by Roofing Solutions, Inc. for National Tire and Battery dated February 22, 1999

7189 - Beaumont, TX         Facility Maintenance Survey by Johnson Controls
                            (undated)

                            Roof Inspection Report for Sears Automotive Group by Pegnato & Pegnato Roof Management dated February, 1998

7190 - Houston, TX          Facility Maintenance Survey by Johnson Controls
                            (undated)

                            Inspection Report by Roofing Solutions, Inc. for National Tire and Battery (undated)

7195 - Webster, TX          Facility Maintenance Survey by Johnson Controls
                            (undated)

                            Memorandum dated April 21, 199 from Frank B.
                            McCormick, Jr. to Robert D. Fazakerley regarding flooding on premises

7197 - Houston, TX          Facility Maintenance Survey by Johnson Controls
                            (undated)

                            Roof Inspection Report for Sears Automotive Group by Pegnato & Pegnato Roof Management dated December, 1998

7199 - Capital Heights, MD  Roof Inspection Report for Sears Automotive Group by
                            Pegnato & Pegnato Roof Management dated November,
                            1997

                            Facility Maintenance Survey by Johnson Controls dated October 1, 1997

7206 - Houston, TX          Facility Maintenance Survey by Johnson Controls
                            (undated)

                            Inspection Report by Roofing Solutions, Inc. for National Tire and Battery (undated)

7215 - Overland Park, KS    Facility Maintenance Survey by Johnson Controls
                            dated September 19, 1997

                            Letter dated November 24, 1997 from Sears to Bank of Blue Valley regarding condition of street between NTW and Bank

7224 - Leon Valley, TX      Facility Maintenance Survey by Johnson Controls
                            dated December 10, 1997

                            Roof Inspection Report for Sears Automotive Group by Pegnato & Peganto Roof Management dated June, 1998

7226 - Woburn, MA           Roof Inspection Report for Sears Automotive Group by
                            Pegnato & Pegnato Roof Management dated November,
                            1997

                            Inspection Report by Roofing Solutions, Inc. for National Tire and Battery dated February 22, 1999

7227 - Weymouth, MA         Facility Maintenance Survey by Johnson Controls
                            dated August 12, 1997

                            Roof Inspection Report for Sears Automotive Group by Pegnato & Pegnato Roof Management dated September, 1997

                            Inspection Report by Roofing Solutions, Inc. for National Tire and Battery dated February 19, 1999

7234 - Carrollton, TX       Subsurface Exploration Report by Professional
                            Service Industries, Inc. to Embree Construction
                            Group, Inc. dated January 17, 1992

                            Facility Management Survey by Johnson Controls (undated)

                            Inspection Report by Roofing Solutions, Inc. for National Tire and Battery dated February

                            21, 1999

7237 - Manchester, NH       Facility Maintenance Survey by Johnson Controls
                            dated September 11, 1997

                            Inspection Report by Roofing Solutions, Inc. for National Tire and Battery dated February 19, 1999

7262 - Houston, TX          Facility Maintenance Survey by Johnson Controls
                            (undated)

                            Field Inspection Report dated November 23, 1999 by Universal Sign Corp.

                            Facility Maintenance Service Report dated November 15, 1999

                            Inspection Report by Roofing Solutions, Inc. for National Tire and Battery (undated)

                            Facility Maintenance Services Report dated November 30, 1998

7267 - Goodlettsville, TN   Facility Maintenance Survey by Johnson Controls
                            (undated)

7274 - Mesquite, TX         Facility Maintenance Survey by Johnson Controls
                            (undated)

                            Facility Maintenance Services Report dated September 8, 2000

                            Facility Maintenance Services Report dated September 26, 2000

                            Facility Maintenance Services Reports dated October 9, 2000 (3)

                            Roof Inspection Report for Sears Automotive Group by Pegnato & Pegnato dated October 1999

7277 - Plano, TX            Facility Maintenance Survey by Johnson Controls
                            (undated)

                            Roof Inspection Report for Sears Automotive Group by Pegnato & Pegnato Roof Management dated November, 1997

7279 - Austin, TX           Facility Maintenance Survey by Johnson Controls
                            dated December 5, 1997

                            Geotechnical Investigation Report by Geoscience Engineering for Embree Construction Group, Inc. dated September, 1995

                            Inspection Report by Roofing Solutions, Inc. for National Tire and Battery dated February 21, 1999

                            Roof Inspection Report for Sears Automotive Group by Pegnato & Pegnato Roof Management dated July, 1997

7284 - Woodbridge, VA       Facility Maintenance Survey by Johnson Controls
                            dated January 5, 1998

7287 - Alexandria, VA       Inspection Reports by Alexandria Fire - EMS Code
                            Enforcement Bureau dated January 4, 2001 (2)

                            Facility Maintenance Survey by Johnson Controls dated November 11, 1997

7288 - San Antonio, TX      Roof Inspection Report for Sears Automotive Group by
                            Pegnato Roof Management dated June, 1998

                            Facility Maintenance Survey by Johnson Controls dated December 8, 1997

7290 -Antioch, TN           Inspection Report by Roofing Solutions, Inc. for
                            National Tire and Battery dated February 26, 1999

                            Roof Inspection Report for Sears Automotive Group by Pegnato & Pegnato Roof Management dated October 1997

                            Facility Maintenance Survey by Johnson Controls (undated)

7291 - Houston, TX          Roof Inspection Report for Sears Automotive Group by
                            Pegnato & Pegnato Roof Management dated October 1997

                            Facility Maintenance Survey by Johnson

                            Controls (undated)

7294 - Stafford, TX         Memorandum regarding non-compliant electrical
                            systems (source unidentified and undated)

                            Facility Maintenance Services Reports dated June 25, 1998 (2)

                            Facility Maintenance Services Report dated June 25, 1998

                            Facility Maintenance Survey by Johnson controls dated April 9, 1997

7297 - San Antonio, TX      Inspection Report by Roofing Solutions, Inc. for
                            National Tire and Battery (undated)

                            Facility Maintenance Survey by Johnson Controls dated December 8, 1997

7301 - Hoffman Estates, IL  Soil Investigation Report by Toltest, Inc. dated
                            June 28, 1996

7339 - Richardson, TX       Inspection Report by Roofing Solutions, Inc. for
                            National Tire and Battery (undated)

7352 - Houston, TX          Facility Maintenance Survey by Johnson Controls
                            (undated)

7361 - Bethel Park, PA      Geotechnical Subsurface Investigation Report by
                            Toltest, Inc. dated June 1997

7418 - Waco, TX             Facility Maintenance Survey by Johnson Controls
                            September 16, 1997

                            Facility Maintenance Services Report dated May 4,
                            1998

                            Facility Maintenance Services Report dated March 30, 2000

                            Facility Maintenance Services Report dated April 14, 2000

                            Inspection Report by Roofing Solutions, Inc. for National Tire and Battery (undated)

7420 - Germantown, MD       Facility Maintenance Survey by Johnson Controls
                            dated October 14, 1997

                            Facility Maintenance Services Report dated August 18, 1999

                            Roof Inspection Report for Sears Automotive Group by Pegnato & Pegnato Roof Management dated September, 1998.

7438 - Conroe, TX           Geotechnical Investigation Report by Geoscience
                            Engineering to Embree Construction Group, Inc. dated
                            January, 1996

                            Facility Maintenance Survey by Johnson Controls (undated)

7489 - Humble, TX           Facility Maintenance Survey by Johnson Controls
                            (undated)

                            Facility Maintenance Services Report dated November 17, 1998

                            Roof Inspection Report for Sears Automotive Group by Pegnato & Pegnato Roof Management dated September, 1998

7533 - Lombard, IL          Facility Maintenance Survey by Johnson Controls
                            dated August 19, 1997

                            Roof Inspection Report for Sears Automotive Group by Pegnato & Pegnato Roof Management dated February, 1999

7541 - Columbus, OH         Facility Maintenance Survey by Johnson Controls
                            dated September 10, 1997

                            Core boring results from Geotechnical Consultants, Inc. dated June 23, 1994

                            Inspection Report by Roofing Solutions, Inc. for National Tire and Battery dated February 25, 1999

                            Phase II Soil Investigation Report by Toltest, Inc. dated January 13, 1993

7556 - Canton, OH           Roof Inspection Report for Sears Automotive Group by
                            Pegnato & Pegnato Roof

                            Management dated October, 1998

                            Facility Maintenance Services Report dated April 14, 2000

                            Inspection Report by Roofing Solutions, Inc. for National Tire and Battery (undated)

                            Facility Maintenance Survey by Johnson Controls September 25, 1997

                            Soil Investigation and Foundation Recommendations by Toledo Testing Laboratory for Tire America dated December 2, 1991

7567 - Lancaster, PA        Facility Maintenance Survey by Johnson Controls
                            (undated)

                            Inspection Report by Roofing Solutions, Inc. for National Tire and Battery (undated)

7569 - Mechanicsburg, PA    Facility Management Survey by Johnson Controls dated
                            September 17, 1997

7587 - Akron, OH            Facility Maintenance Survey by Johnson Controls
                            dated October 1 (no year given)

7607 - Wheeling, W. VA      Facility Maintenance Survey by Johnson Controls
                            dated September 18, 1997

                            Roof Inspection Report for Sears Automotive Group by Pegnato & Pegnato Roof Management dated October, 1997

                            Inspection Report by Roofing Solutions, Inc. for National Tire and Battery dated April 30, 1999

7611 - Pittsburgh, PA       Inspection Report by Roofing Solutions, Inc. for
                            National Tire and Battery (undated)

                            Facility Maintenance Services Report dated July 3, 2000

                            Facility Maintenance Services Report dated April 14, 2000

                            Facility Maintenance Survey by Johnson

                            Controls dated September 11, 1997

7612 - Ferguson, MO         Roof Inspection Report for Sears Automotive Group by
                            Pegnato & Pegnato Roof Management dated January,
                            1998

                            Facility Maintenance Survey by Johnson Controls dated October 11, 1997

7636 - Columbus, OH         Facility Maintenance Survey by Johnson Controls
                            dated September 8, 1997

                            Roof Inspection Report for Sears Automotive Group by Pegnato & Pegnato Roof Management dated March, 1998

                            Facility Maintenance Services Report dated July 3, 2000

                            Field Service Inspection Report by Universal Sign Corp. dated November 16, 1998

                            Facility Maintenance Services Report dated January 20, 1998

7641 - Cambridge, OH        Facility Maintenance Survey by Johnson Controls
                            dated September 9, 1997

                            Roof Inspection Report for Sears Automotive Group by Pegnato & Pegnato Roof Management dated October 1997

7642 - Cleveland, OH        Facility Maintenance Survey by Johnson Controls
                            (undated)

                            Roof Inspection Report for Sears Automotive Group by Pegnato & Pegnato Roof Management dated February, 1999

7676 - Bloomingdale, IL     Facility Maintenance Survey by Johnson Controls
                            (undated)

                            Inspection Report by Roofing Solutions, Inc. for National Tire and Battery dated February 18, 1999

                            Roof Inspection Report for Sears Automotive Group by Pegnato & Pegnato Roof

                            Management dated June, 1998

7680 - Orland Park, IL      Inspection Report by Roofing Solutions, Inc. for
                            National Tire and Battery dated February 20, 1999

                            Roof Inspection Report for Sears Automotive Group by Pegnato & Pegnato Roof Management dated June, 1998

                            Facility Maintenance Survey by Johnson Controls (undated)

                            Facility Maintenance Services Report dated May 20, 1999

7686 - Oak Lawn, IL         Facility Maintenance Survey by Johnson Controls
                            (undated)

                            Facility Maintenance Services Report dated June 30, 1997

                            Facility Maintenance Services Report dated July 10, 1997

                            Roof Inspection Report for Sears Automotive Group by Pegnato & Pegnato Roof Management dated May, 1998

                            Inspection Report by Roofing Solutions, Inc. for National Tire and Battery dated February 21, 1999

7726 - Joliet, IL           Facility Maintenance Survey by Johnson Controls
                            dated January 23, 1997

                            Roof Inspection Report by Roofing Solutions, Inc. for Western Auto dated September 21, 1997

                            Facility Maintenance Services Report dated September 4, 1997

                            Roof Inspection Report for Sears Automotive Group by Pegnato & Pegnato Roof Management

7730 - West Dundee, IL      Facility Maintenance Services Report dated December
                            5, 2000

                            Facility Maintenance Services Report dated December 8, 2000

                            Facility Maintenance Services Report dated October 24, 2000

                            Inspection Report by Roofing Solutions, Inc. for National Tire and Battery dated February 18, 1999

                            Facility Maintenance Survey by Johnson Controls (undated)

7737 - Vernon Hills, IL     Facility Maintenance Survey by Johnson Controls
                            (undated)

7739 - St. Peters, MO       Inspection Report by Roofing Solutions, Inc. for
                            National Tire and Battery dated February 22, 1999

                            Roof Inspection Report for Sears Automotive Group by Pegnato & Pegnato Roof Management dated December, 1997

                            Facility Maintenance Survey by Johnson Controls dated October 9, 1997

                            Exploration of Subsurface Conditions and
                            Geotechnical Recommendations Report for Tire America by Soil Consultants, Inc. dated April 1990

7740 - Niles, IL            Subsurface Investigation for Proposed Tire America
                            Store by O'Brien & Associates, Inc. dated May 31,
                            1990

                            Facility Maintenance Survey by Johnson Controls dated September 5, 1997

                            Roof Inspection Report for Sears Automotive Group by Pegnato & Pegnato Roof Management dated January, 1999

7751 - York, PA             Facility Maintenance Survey by Johnson Controls
                            dated September 18, 1997

7759 - Matthews, NC         Geotechnical Engineering Study for Tire America by
                            TolTest, Inc. dated July 18, 1995

                            Facility Maintenance Survey by Johnson Controls (undated)

7768 - Greensburg, PA       Subsurface Soil Investigation Report for Tire
                            America by TolTest, Inc. dated September 19, 1995

7797 - Monroeville, PA      Facility Maintenance Survey by Johnson Controls
                            dated September 10, 1997

7891 - Duluth, GA           Geotechnical Engineering Services Report by
                            Environmental Geotechnical Construction dated July
                            23, 1997

7989 - Bowie, MD            Geotechnical Engineering and Exploration Analysis by
                            Giles Engineering Associates, Inc. for Embree
                            Construction Group, Inc. dated February 16, 1996

                            Inspection Reports by Goughnour, Engineering, PC dated August 15, 1997

                                                                OCTOBER 30, 2003

                                  SCHEDULE 13.3

                                USE AND OPERATION

The following documents may contain information with respect to the use and operation of certain Properties in compliance with applicable zoning and land use laws.

          SITE                                   ITEM

7000 - Houston, TX          Letter dated September 15, 1997 by Frost
                            Constructors to MDH Builders, Inc. regarding the certificate of occupancy

7001 - Waltham, MA          Certificate of Occupancy dated June 1, 1995 and
                            issued by City of Waltham

7006 - San Antonio, TX      Memorandum from MDH Builders regarding certificate
                            of occupancy (undated)

7007 - Union City, GA       Certificate of Occupancy issued by City of Union
                            City dated September 10, 1997

                            Certificate of Occupancy issued by City of Union City dated October 22, 1995

7012 - Independence, MO     Certificate of Use and Occupancy Permit Application
                            to the City of Independence approved on September
                            30, 1994

7018 - Salem, NH            Certificate of Occupancy issued by the Town of Salem
                            dated June 16, 1995

7026 - Shrewsbury, MA       Certificate of Occupancy issued by Town of
                            Shrewsbury dated August 26, 1994

7046 - Forth Worth, TX      Certificate of Occupancy issued by City of Fort
                            Worth dated August 23, 1994

                            City of Fort Worth Inspection Card

                            Letter from THC General Contractors, Inc, to MDH Builders Inc. dated October 22, 1997 regarding certificate of occupancy

7051 - N. Richland Hills,   Letter from THC General Contractors, Inc, to MDH
TX                          Builders Inc. dated October 9, 1997
                            regarding certificate of occupancy

                            City of Fort Worth Inspection Card

7056 - Houston, TX          Certificate of Occupancy issued by City of Arlington
                            dated January 4, 1995

                            Letter from City of Arlington dated October 3, 1997 regarding certificate of occupancy

7137 - Lynchburg, TX        Building Permit - Certificate of Occupancy dated
                            March 31, 1994

                            Signed Approval Form for Certificate of Occupancy and Compliance (entity unidentified)

7140 - Deptford, NJ         Zoning Resolution Adopted on November 22, 1993 by
                            Deptford Township Zoning Board of Adjustment granting use variance

7151 - Houston, TX          Sheet indicating no certificate of occupancy
                            required (undated and no author)

7154 - Langhorne, PA        Temporary Certificate of Occupancy from Township of
                            Middletown dated September 21, 1994

                            Commonwealth of Pennsylvania, Department of
                            Transportation citation for highway access regulation violation dated May 30, 1995

7166 - Newington, NH        Certificate of Occupancy issued by Town of Newington
                            dated October 19, 1993

7175 - Houston, TX          Sheet indicating certificate of occupancy not
                            required (unidentified and undated)

7180 - Lawrenceville, NJ    Soil and grading approval letter from the Township
                            of Lawrence, Engineering Department dated June 23,
                            1998

                            Soil and grading approval letter from the Township of Lawrence, Engineering Department dated July 16, 1998

                            Soil and grading letter from the Township of

                            Lawrence, Engineering Department dated June 15, 1998

                            Draft Resolution for Site Plan Approval by the Township of Lawrence dated June 16, 1997

                            Lawrence Township Planning Board Meeting Minutes dated April 23, 1997

                            Letter of Site Plan Application Completion by the Township of Lawrence dated March 12, 1997

                            Agenda for Township of Lawrence Planning Board Meeting for July 7, 1997

                            Access Permit Approval Letter and Permit from New Jersey Department of Transportation dated June 19, 1997

7187 - Allston, MA          Certificate of Occupancy issued by City of Boston
                            dated May 12, 1993

7190 - Houston, TX          Temporary Certificate of Occupancy issued by City of
                            Houston dated November 17, 1993

7199 - Capital Heights, MD  Zoning resolution adopted on January 7, 1993 by the
                            Maryland-National Capital Park and Planning
                            Commission granting approval for a plat subdivision

7215 - Overland Park, KS    Certificate of Occupancy issued by the City of
                            Overland Park dated June 30, 1993

7227 - Weymouth, MA         Temporary Certificate of Occupancy issued by Town of
                            Weymouth dated November 12, 1993

                            Order issued by the Weymouth Conservation Commission dated October 12, 1992 requiring compliance environmental protection regulations

7234 - Carrollton, TX       Certificate of Occupancy issued by City of
                            Carrollton dated July 7, 1992

7237 - Manchester, NH       Certificate of Occupancy issued by City of
                            Manchester dated July 16, 1992

7277 - Plano, TX            Certificate of Occupancy issued by City of Plano
                            dated May 3, 1991

7284 - Woodbridge, VA       Stormwater Management/BMP Facilities Maintenance
                            Agreement dated December 19, 1991 between NTW, Inc.
                            and the Board of Supervisors of Prince William
                            County regarding the construction of stormwater facilities

                            Siltation and Erosion Control Agreement dated January 3, 1992 between NTW, Inc. and the Board of Supervisors of Prince William County regarding siltation and erosion control requirements

7288 - San Antonio, TX      Certificate of Occupancy issued by City of San
                            Antonio dated December 14, 1990

7297 - San Antonio, TX      Certificate of Occupancy used by the City of San
                            Antonio dated November 15, 1990

7301 - Hoffman Estates, IL  Temporary Occupancy Permit issued by the Village of
                            Hoffman Estates dated September 2, 1997

7361 - Bethel Park, PA      Commonwealth of PA High Occupancy Permit dated
                            August 28, 1997

7418 - Waco, TX             Letter of Non-Compliance from the Texas Department
                            of Licensing and Regulation dated April 25, 1998

                            Memorandum from Randy Smith to Robert D. Fazalerley dated May 1, 1998 regarding letter of non-compliance cited above.

7420 - Germantown, MD       Use and Occupancy Inspection Report from Maryland
                            Department of Environmental Protection dated
                            November 27, 1996.

7438 - Conroe, TX           Certificate of Occupancy issued by the City of
                            Conroe dated September 4, 1996

7541 - Columbus, OH         Final Occupancy Permit issued by City of Columbus
                            dated September 14, 1994

7567 - Lancaster, PA        Certificate of Use and Occupancy issued by Township
                            of Manheim dated February 21,

                            1992

7686 - Oak Lawn, IL         Certificate of Occupancy issued by Village of Oak
                            Lawn dated June 10, 1994

7730 - West Dundee, IL      Certificate of Occupancy issued by Village of West
                            Dundee dated August 14, 1997

7759 - Matthews, NC         Certificate of Occupancy issued by Mecklenburg
                            County dated November 7, 199?

7797 - Monroeville, PA      Occupancy Permit issued by the Commonwealth of PA,
                            Dept. of Labor and Industry dated April 30, 1997

                            Certificate of Occupancy issued by Mecklenburg dated September 9, 1997

7891 - Duluth, GA           Certificate of Occupancy, issued by City of Duluth,
                            Department of Planning and Development dated July
                            30, 1998

                            Certificate of Occupancy, issued by City of Duluth, Department of Fire and EMS dated July 30, 1998

7989 - Bowie, MD            Certificate of Occupancy issued by Prince George's
                            County dated September 25, 1997

                            Site Development Enforcement Section Inspection Report issued by Prince George's County dated October 2, 1997

                            Site Grading Certification issued by Prince George's County dated August 22, 1997

                            Landscaping Certification issued by Prince George's County dated August 22, 1997

                            Certification Report by Prince George's County dated August 21, 1997

                            Site Development Enforcement Section Inspection Report issued by Prince George's County dated August 22, 1997

                            Erosion and Sediment Control Inspection Report by the City of Bowie dated August 27,

                            1997

                            Certification Report by Prince George's County dated August 26, 1997

                                                                OCTOBER 20, 2003

                                  SCHEDULE 13.4

                             LAND AND USE REGULATION

In addition to the condemnation proceedings listed in Schedule 3.13(b) of the Stock Purchase Agreement, TBC is aware of the following condemnation award:

         SITE                                     ITEM

7607 - Wheeling, W. VA      Final Order of Condemnation dated July 22, 2002
                            entered in favor of the West Virginia Department of Transportation for the taking of 29 square feet of land

                                                                NOVEMBER 4, 2003

                                  SCHEDULE 13.9

                                  ENVIRONMENTAL

The following documents provide information with respect to the condition of certain of the Properties.

         SITE                                  ITEM

7000 - Georgetown, TX       March 16, 1995 memo from Tri-Tek Engineering
                            regarding issues raised in Phase I Report

7166 - Newington, NH        May 10, 1991 Hazardous Materials Subsurface
                            Investigation - prepared by Rizzo Associates, Inc.

7190 - Houston, TX          December 22, 1992 Phase II Preliminary Contamination
                            Assessment - prepared by Professional Services
                            Industries, Inc.

7206 - Houston, TX          May 1, 2002 Indoor Environmental Microbial
                            Investigation Report - prepared by Environomics
                            Southwest, LLC

                            May 19, 2002 Phase I Preliminary Site Assessment - prepared by Professional Service Industries, Inc.

                            September 19, 2002 Microbial Remedial Oversight and Post Remediation Sampling Report - prepared by Environomics Southwest, LLC

7288 - San Antonio, TX      August 29, 1990 Report of Subsurface Exploration -
                            prepared by John W. Dougherty and Associates, Inc.

                            January 13, 1997 Sears correspondence addressed to Applied Earth Science responding to request for permission to install well

         SITE                                    ITEM

7418 - Waco, TX             July, 1995 Phase I Environmental Site Assessment -
                            prepared by GeoScience Engineering and Testing, Inc.

7438 - Conroe, TX           January 22, 1996 Phase I Environmental Site
                            Assessment - prepared by GeoScience Engineering and
                            Testing, Inc.

7526 - Countryside, IL      August 8, 1994 Phase I Environmental Site Assessment
                            - prepared by Toltest, Inc.

7556 - Canton, OH           February, 1991 Environmental Subsurface
                            Investigation - prepared by Toltest, Inc.

7768 - Greensburg, PA       December, 1995 Phase I Environmental Site Assessment
                            - prepared by Toltest, Inc.

                            1997 Asbestos Survey Report - prepared by Energy Plus Group

7989 - Bowie, MD            February 16, 1996 Geotechnical Engineering
                            Exploration and Analysis - prepared by Giles
                            Engineering Associates, Inc.

                                                        SCHEDULE TO EXHIBIT 10.2

                  INFORMATION WITH RESPECT TO EXECUTED LEASES


------------------------------------------------------------------------------------------------------------------------------
    COUNT      STORE NO.       STREET ADDRESS                                CITY                      STATE         ZIP
------------------------------------------------------------------------------------------------------------------------------
      1          2702     9960 WATSON RD                                   SAINT LOUIS                   MO         63126
------------------------------------------------------------------------------------------------------------------------------
      2          7000     2123 LOUISIANA ST                                HOUSTON                       TX         77002
------------------------------------------------------------------------------------------------------------------------------
      3          7006     2939 SW MILITARY DR                              SAN ANTONIO                   TX         78224
------------------------------------------------------------------------------------------------------------------------------
      4          7007     4753 JONESBORO RD                                UNION CITY                    GA         30291
------------------------------------------------------------------------------------------------------------------------------
      5          7037     13171 NORTHWEST FRWY                             HOUSTON                       TX         77040
------------------------------------------------------------------------------------------------------------------------------
      6          7154     221 S WOODBOURNE                                 LANGHORNE                     PA         19047
------------------------------------------------------------------------------------------------------------------------------
      7          7175     5580 HWY 6  N                                    HOUSTON                       TX         77084
------------------------------------------------------------------------------------------------------------------------------
      8          7180     3235 BRUNSWICK PIKE                              LAWRENCEVILLE                 NJ         08648
------------------------------------------------------------------------------------------------------------------------------
      9          7189     1355 I-10 S                                      BEAUMONT                      TX         77701
------------------------------------------------------------------------------------------------------------------------------
     10          7288     4650 WALZEN RD                                   SAN ANTONIO                   TX         78242
------------------------------------------------------------------------------------------------------------------------------
     11          7290     5201 HICKORY HOLLOW PKWY                         ANTIOCH                       TN         37013
------------------------------------------------------------------------------------------------------------------------------
     12          7301     2475 GOLF RD                                     HOFFMAN EST                   IL         60194
------------------------------------------------------------------------------------------------------------------------------
     13          7361     2400 S PARK RD                                   BETHEL PARK                   PA         15102
------------------------------------------------------------------------------------------------------------------------------
     14          7526     9850 JOLIET RD                                   COUNTRYSIDE                   IL         60525
------------------------------------------------------------------------------------------------------------------------------
     15          7607     868 NATIONAL RD                                  WHEELING                      WV         26003
------------------------------------------------------------------------------------------------------------------------------
     16          7676     88 STRATFORD DR                                  BLOOMINGDALE                  IL         60108
------------------------------------------------------------------------------------------------------------------------------
     17          7686     4453 SOUTHWEST HWY                               OAK LAWN                      IL         60453
------------------------------------------------------------------------------------------------------------------------------
     18          7739     5701 SUEMANDY DR                                 ST PETERS                     MO         63376
------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
    COUNT      STORE NO.        LANDLORD                                          TOTAL PURCHASE PRICE            MONTHLY RENT
------------------------------------------------------------------------------------------------------------------------------
      1          2702     Crest Net Lease, Inc.                                      $ 1,525,958.16               $ 11,317.52
------------------------------------------------------------------------------------------------------------------------------
      2          7000     Crest Net Lease, Inc.                                      $ 1,948,911.35               $ 14,454.43
------------------------------------------------------------------------------------------------------------------------------
      3          7006     Crest Net Lease, Inc.                                        $ 909,326.46                $ 6,744.17
------------------------------------------------------------------------------------------------------------------------------
      4          7007     Crest Net Lease, Inc.                                      $ 1,222,690.98                $ 9,068.29
------------------------------------------------------------------------------------------------------------------------------
      5          7037     Crest Net Lease, Inc.                                        $ 936,476.42                $ 6,945.53
------------------------------------------------------------------------------------------------------------------------------
      6          7154     Crest Net Lease, Inc.                                      $ 1,710,336.41               $ 12,685.00
------------------------------------------------------------------------------------------------------------------------------
      7          7175     Crest Net Lease, Inc.                                      $ 2,042,881.48               $ 15,151.37
------------------------------------------------------------------------------------------------------------------------------
      8          7180     Crest Net Lease, Inc.                                      $ 1,904,930.75               $ 14,128.24
------------------------------------------------------------------------------------------------------------------------------
      9          7189     Crest Net Lease, Inc.                                      $ 2,180,530.40               $ 16,172.27
------------------------------------------------------------------------------------------------------------------------------
     10          7288     Crest Net Lease, Inc.                                        $ 972,675.38                $ 7,214.01
------------------------------------------------------------------------------------------------------------------------------
     11          7290     Crest Net Lease, Inc.                                      $ 1,441,087.20               $ 10,688.06
------------------------------------------------------------------------------------------------------------------------------
     12          7301     Crest Net Lease, Inc.                                      $ 2,248,778.58               $ 16,678.44
------------------------------------------------------------------------------------------------------------------------------
     13          7361     Crest Net Lease, Inc.                                      $ 1,235,921.06                $ 9,166.41
------------------------------------------------------------------------------------------------------------------------------
     14          7526     Crest Net Lease, Inc.                                      $ 2,040,056.28               $ 15,130.42
------------------------------------------------------------------------------------------------------------------------------
     15          7607     Crest Net Lease, Inc.                                        $ 668,623.12                $ 4,958.96
------------------------------------------------------------------------------------------------------------------------------
     16          7676     Crest Net Lease, Inc.                                        $ 644,778.58                $ 4,782.11
------------------------------------------------------------------------------------------------------------------------------
     17          7686     Crest Net Lease, Inc.                                      $ 1,834,261.36               $ 13,604.11
------------------------------------------------------------------------------------------------------------------------------
     18          7739     Crest Net Lease, Inc.                                        $ 949,994.01                $ 7,045.79
------------------------------------------------------------------------------------------------------------------------------

                          ----------------------------------------------------------------------------------------------------
                          TOTAL:                                                     $26,418,217.93              $ 195,935.13
                          ====================================================================================================



------------------------------------------------------------------------------------------------------------------------------
      1          2701     159 DEFENSE HWY                                  ANNAPOLIS                     MD         21401
------------------------------------------------------------------------------------------------------------------------------
      2          2708     7734 RICHMOND HWY                                ALEXANDRIA                    VA         22306
------------------------------------------------------------------------------------------------------------------------------
      3          2739     2395 CRAIN HIGHWAY                               WALDORF                       MD         20601
------------------------------------------------------------------------------------------------------------------------------
      4          7001     139 BEAR HILL RD                                 WALTHAM                       MA         02452
------------------------------------------------------------------------------------------------------------------------------
      5          7012     4011 BOLGER DRIVE                                INDEPENDENCE                  MO         64055
------------------------------------------------------------------------------------------------------------------------------
      6          7018     80 CLUFF RD                                      SALEM                         NH         03079
------------------------------------------------------------------------------------------------------------------------------
      7          7026     287 GRAFTON ST                                   SHREWSBURY                    MA         01545
------------------------------------------------------------------------------------------------------------------------------
      8          7137     3901 MURRAY PLACE                                LYNCHBURG                     VA         24501
------------------------------------------------------------------------------------------------------------------------------
      9          7140     389 NORTH ALMONESSON ROAD                        DEPTFORD                      NJ         08096
------------------------------------------------------------------------------------------------------------------------------
     10          7166     2036 WOODBURY AVE                                NEWINGTON                     NH         03801
------------------------------------------------------------------------------------------------------------------------------
     11          7178     2820 RT 73 NORTH                                 MAPLE SHADE                   NJ         08052
------------------------------------------------------------------------------------------------------------------------------
     12          7184     216 FRANKLIN MILLS CIRCLE                        PHILADELPHIA                  PA         19154
------------------------------------------------------------------------------------------------------------------------------
     13          7187     201 CAMBRIDGE ST                                 ALLSTON                       MA         02134
------------------------------------------------------------------------------------------------------------------------------
     14          7199     8423 CENTRAL AVE                                 CAPITAL HTS                   MD         20785
------------------------------------------------------------------------------------------------------------------------------
     15          7215     7333 W 119TH ST                                  OVERLAND PARK                 KS         66210
------------------------------------------------------------------------------------------------------------------------------
     16          7226     7 GARDEN TERRACE                                 WOBURN                        MA         01810
------------------------------------------------------------------------------------------------------------------------------
     17          7227     175 MAIN ST                                      WEYMOUTH                      MA         02188
------------------------------------------------------------------------------------------------------------------------------
     18          7237     1895 S WILLOW ST                                 MANCHESTER                    NH         03103
------------------------------------------------------------------------------------------------------------------------------
     19          7267     798 TWO MILE PKWY                                GOODLETTSVLLE                 TN         37072
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
      1          2701     Realty Income Corporation                                  $ 2,230,874.39               $ 16,545.65
------------------------------------------------------------------------------------------------------------------------------
      2          2708     Realty Income Corporation                                  $ 1,550,831.82               $ 11,502.00
------------------------------------------------------------------------------------------------------------------------------
      3          2739     Realty Income Corporation                                  $ 1,220,095.08                $ 9,049.04
------------------------------------------------------------------------------------------------------------------------------
      4          7001     Realty Income Corporation                                    $ 968,442.73                $ 7,182.62
------------------------------------------------------------------------------------------------------------------------------
      5          7012     Realty Income Corporation                                  $ 2,060,057.28               $ 15,278.76
------------------------------------------------------------------------------------------------------------------------------
      6          7018     Realty Income Corporation                                  $ 1,708,094.42               $ 12,668.37
------------------------------------------------------------------------------------------------------------------------------
      7          7026     Realty Income Corporation                                  $ 2,060,186.63               $ 15,279.72
------------------------------------------------------------------------------------------------------------------------------
      8          7137     Realty Income Corporation                                    $ 979,288.78                $ 7,263.06
------------------------------------------------------------------------------------------------------------------------------
      9          7140     Realty Income Corporation                                  $ 1,769,646.60               $ 13,124.88
------------------------------------------------------------------------------------------------------------------------------
     10          7166     Realty Income Corporation                                  $ 1,973,579.28               $ 14,637.38
------------------------------------------------------------------------------------------------------------------------------
     11          7178     Realty Income Corporation                                  $ 1,452,243.87               $ 10,770.81
------------------------------------------------------------------------------------------------------------------------------
     12          7184     Realty Income Corporation                                    $ 956,968.40                $ 7,097.52
------------------------------------------------------------------------------------------------------------------------------
     13          7187     Realty Income Corporation                                  $ 1,647,158.44               $ 12,216.43
------------------------------------------------------------------------------------------------------------------------------
     14          7199     Realty Income Corporation                                  $ 2,004,870.77               $ 14,869.46
------------------------------------------------------------------------------------------------------------------------------
     15          7215     Realty Income Corporation                                  $ 3,148,116.28               $ 23,348.53
------------------------------------------------------------------------------------------------------------------------------
     16          7226     Realty Income Corporation                                  $ 1,934,193.86               $ 14,345.27
------------------------------------------------------------------------------------------------------------------------------
     17          7227     Realty Income Corporation                                  $ 2,149,241.28               $ 15,940.21
------------------------------------------------------------------------------------------------------------------------------
     18          7237     Realty Income Corporation                                  $ 2,064,375.86               $ 15,310.79
------------------------------------------------------------------------------------------------------------------------------
     19          7267     Realty Income Corporation                                  $ 1,718,018.37               $ 12,741.97
------------------------------------------------------------------------------------------------------------------------------

                                                        SCHEDULE TO EXHIBIT 10.2

                  INFORMATION WITH RESPECT TO EXECUTED LEASES

-----------------------------------------------------------------------------------------------------------------------------
    COUNT      STORE NO.       STREET ADDRESS                                CITY                      STATE         ZIP
-----------------------------------------------------------------------------------------------------------------------------
     20          7284     14501 TELEGRAPH RD                               WOODBRIDGE                    VA         22192
-----------------------------------------------------------------------------------------------------------------------------
     21          7287     2800 JEFFERSON DAVIS HWY                         ALEXANDRIA                    VA         22301
-----------------------------------------------------------------------------------------------------------------------------
     22          7420     12900 WISTERIA DR                                GERMANTOWN                    MD         20874
-----------------------------------------------------------------------------------------------------------------------------
     23          7533     18 W 470 ROOSEVELT RD                            LOMBARD                       IL         60148
-----------------------------------------------------------------------------------------------------------------------------
     24          7556     4672 BELDEN VILLAGE ST NW                        CANTON                        OH         44718
-----------------------------------------------------------------------------------------------------------------------------
     25          7567     1431 MANHEIM PIKE                                LANCASTER                     PA         17601
-----------------------------------------------------------------------------------------------------------------------------
     26          7569     6051 CARLISLE PK US11                            MECHANICSBURG                 PA         17050
-----------------------------------------------------------------------------------------------------------------------------
     27          7587     2171 ROMIG RD                                    AKRON                         OH         44320
-----------------------------------------------------------------------------------------------------------------------------
     28          7611     851 CLAIRTON BLVD                                PITTSBURGH                    PA         15236
-----------------------------------------------------------------------------------------------------------------------------
     29          7612     9520 EAST INDEPENDENCE BLVD                      FERGUSON                      MO         63136
-----------------------------------------------------------------------------------------------------------------------------
     30          7636     4800 SINCLAIR RD                                 COLUMBUS                      OH         43229
-----------------------------------------------------------------------------------------------------------------------------
     31          7641     1105 WHEELING AVE                                CAMBRIDGE                     OH         43725
-----------------------------------------------------------------------------------------------------------------------------
     32          7642     5370 W 130TH ST                                  CLEVELAND                     OH         44142
-----------------------------------------------------------------------------------------------------------------------------
     33          7678     4389 FOX VLY CTR DR                              AURORA                        IL         60504
-----------------------------------------------------------------------------------------------------------------------------
     34          7680     76 ORLAND SQ DR                                  ORLAND PARK                   IL         60462
-----------------------------------------------------------------------------------------------------------------------------
     35          7726     3350 MALL LOOP DR                                JOLIET                        IL         60435
-----------------------------------------------------------------------------------------------------------------------------
     36          7730     700 SPRING HILL RING RD                          WEST DUNDEE                   IL         60118
-----------------------------------------------------------------------------------------------------------------------------
     37          7737     326 CENTER DR                                    VERNON HILLS                  IL         60435
-----------------------------------------------------------------------------------------------------------------------------
     38          7740     9007 N MILWAUKEE AVE                             NILES                         IL         60714
-----------------------------------------------------------------------------------------------------------------------------
     39          7751     401 LOUCKS RD                                    YORK                          PA         17404
-----------------------------------------------------------------------------------------------------------------------------
     40          7758     7709 UNIVERSITY BLVD                             CHARLOTTE                     NC         28213
-----------------------------------------------------------------------------------------------------------------------------
     41          7759     9520 EAST INDEPENDENCE BLVD                      MATTHEWS                      NC         28105
-----------------------------------------------------------------------------------------------------------------------------
     42          7768     1101 E PITTSBURGH ST                             GREENSBURG                    PA         60179
-----------------------------------------------------------------------------------------------------------------------------
     43          7797     4175 WILLIAM PENN HWY                            MONROEVILLE                   PA         15146
-----------------------------------------------------------------------------------------------------------------------------
     44          7891     3550 PEACHTREE INDUSTRIAL BLVD                   DULUTH                        GA         30096
-----------------------------------------------------------------------------------------------------------------------------
     45          7989     4453 MITCHELLVILLE RD                            BOWIE                         MD         20716
-----------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
    COUNT      STORE NO.        LANDLORD                                          TOTAL PURCHASE PRICE            MONTHLY RENT
------------------------------------------------------------------------------------------------------------------------------
     20          7284     Realty Income Corporation                                  $ 2,213,868.28               $ 16,419.52
------------------------------------------------------------------------------------------------------------------------------
     21          7287     Realty Income Corporation                                  $ 1,693,422.98               $ 12,559.55
------------------------------------------------------------------------------------------------------------------------------
     22          7420     Realty Income Corporation                                  $ 2,309,417.33               $ 17,128.18
------------------------------------------------------------------------------------------------------------------------------
     23          7533     Realty Income Corporation                                  $ 1,223,343.53                $ 9,073.13
------------------------------------------------------------------------------------------------------------------------------
     24          7556     Realty Income Corporation                                    $ 963,318.14                $ 7,144.61
------------------------------------------------------------------------------------------------------------------------------
     25          7567     Realty Income Corporation                                  $ 1,231,570.75                $ 9,134.15
------------------------------------------------------------------------------------------------------------------------------
     26          7569     Realty Income Corporation                                  $ 1,302,438.76                $ 9,659.75
------------------------------------------------------------------------------------------------------------------------------
     27          7587     Realty Income Corporation                                    $ 691,807.48                $ 5,130.91
------------------------------------------------------------------------------------------------------------------------------
     28          7611     Realty Income Corporation                                  $ 1,099,303.55                $ 8,153.17
------------------------------------------------------------------------------------------------------------------------------
     29          7612     Realty Income Corporation                                  $ 1,103,175.97                $ 8,181.89
------------------------------------------------------------------------------------------------------------------------------
     30          7636     Realty Income Corporation                                  $ 1,102,508.71                $ 8,176.94
------------------------------------------------------------------------------------------------------------------------------
     31          7641     Realty Income Corporation                                    $ 295,336.24                $ 2,190.41
------------------------------------------------------------------------------------------------------------------------------
     32          7642     Realty Income Corporation                                  $ 1,663,164.17               $ 12,335.13
------------------------------------------------------------------------------------------------------------------------------
     33          7678     Realty Income Corporation                                  $ 1,466,297.78               $ 10,875.04
------------------------------------------------------------------------------------------------------------------------------
     34          7680     Realty Income Corporation                                  $ 1,894,535.62               $ 14,051.14
------------------------------------------------------------------------------------------------------------------------------
     35          7726     Realty Income Corporation                                  $ 1,292,191.28                $ 9,583.75
------------------------------------------------------------------------------------------------------------------------------
     36          7730     Realty Income Corporation                                  $ 1,516,671.16               $ 11,248.64
------------------------------------------------------------------------------------------------------------------------------
     37          7737     Realty Income Corporation                                  $ 1,499,851.28               $ 11,123.90
------------------------------------------------------------------------------------------------------------------------------
     38          7740     Realty Income Corporation                                  $ 1,048,483.63                $ 7,776.25
------------------------------------------------------------------------------------------------------------------------------
     39          7751     Realty Income Corporation                                  $ 1,112,259.23                $ 8,249.26
------------------------------------------------------------------------------------------------------------------------------
     40          7758     Realty Income Corporation                                    $ 519,034.74                $ 3,849.51
------------------------------------------------------------------------------------------------------------------------------
     41          7759     Realty Income Corporation                                  $ 1,397,324.15               $ 10,363.49
------------------------------------------------------------------------------------------------------------------------------
     42          7768     Realty Income Corporation                                  $ 1,699,688.07               $ 12,606.02
------------------------------------------------------------------------------------------------------------------------------
     43          7797     Realty Income Corporation                                  $ 2,067,601.41               $ 15,334.69
------------------------------------------------------------------------------------------------------------------------------
     44          7891     Realty Income Corporation                                  $ 1,824,310.80               $ 13,530.29
------------------------------------------------------------------------------------------------------------------------------
     45          7989     Realty Income Corporation                                  $ 2,098,735.88               $ 15,565.61
------------------------------------------------------------------------------------------------------------------------------

                          ----------------------------------------------------------------------------------------------------
                                                              TOTAL:                 $69,925,944.93              $ 518,617.40
                          ====================================================================================================



-----------------------------------------------------------------------------------------------------------------------------
      1          2726     8601 N. MOPAC EXPRESSWAY                         AUSTIN                        TX         78759
-----------------------------------------------------------------------------------------------------------------------------
      2          2733     LOT 7 / BLOCK A                                  AUSTIN                        TX         78753
-----------------------------------------------------------------------------------------------------------------------------
      3          7046     6550 W FREEWAY                                   FORT WORTH                    TX         76116
-----------------------------------------------------------------------------------------------------------------------------
      4          7051     6904 NE LOOP 820                                 N RICHLND HLS                 TX         76180
-----------------------------------------------------------------------------------------------------------------------------
      5          7056     802 IH 20 W                                      ARLINGTON                     TX         76017
-----------------------------------------------------------------------------------------------------------------------------
      6          7142     13248 US HWY 183 NORTH                           AUSTIN                        TX         78750
-----------------------------------------------------------------------------------------------------------------------------
      7          7151     6755 HWY 6   S                                   HOUSTON                       TX         77077
-----------------------------------------------------------------------------------------------------------------------------
      8          7190     4802 RICHMOND AVE                                HOUSTON                       TX         77027
-----------------------------------------------------------------------------------------------------------------------------
      9          7195     301 W BAY AREA BLVD                              WEBSTER                       TX         77598
-----------------------------------------------------------------------------------------------------------------------------
     10          7197     17313 HWY 75                                     HOUSTON                       TX         77090
-----------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
      1          2726     Realty Income Texas Properties, L.P.                       $ 2,029,955.94               $ 15,055.51
------------------------------------------------------------------------------------------------------------------------------
      2          2733     Realty Income Texas Properties, L.P.                       $ 1,688,078.58               $ 12,519.92
------------------------------------------------------------------------------------------------------------------------------
      3          7046     Realty Income Texas Properties, L.P.                       $ 1,554,142.22               $ 11,526.56
------------------------------------------------------------------------------------------------------------------------------
      4          7051     Realty Income Texas Properties, L.P.                       $ 1,456,747.12               $ 10,804.21
------------------------------------------------------------------------------------------------------------------------------
      5          7056     Realty Income Texas Properties, L.P.                       $ 1,713,021.65               $ 12,704.91
------------------------------------------------------------------------------------------------------------------------------
      6          7142     Realty Income Texas Properties, L.P.                       $ 1,628,312.77               $ 12,076.65
------------------------------------------------------------------------------------------------------------------------------
      7          7151     Realty Income Texas Properties, L.P.                       $ 1,120,322.95                $ 8,309.06
------------------------------------------------------------------------------------------------------------------------------
      8          7190     Realty Income Texas Properties, L.P.                       $ 2,943,940.02               $ 21,834.22
------------------------------------------------------------------------------------------------------------------------------
      9          7195     Realty Income Texas Properties, L.P.                       $ 1,715,032.77               $ 12,719.83
------------------------------------------------------------------------------------------------------------------------------
     10          7197     Realty Income Texas Properties, L.P.                       $ 1,768,860.72               $ 13,119.05
------------------------------------------------------------------------------------------------------------------------------

                                                        SCHEDULE TO EXHIBIT 10.2

                  INFORMATION WITH RESPECT TO EXECUTED LEASES

----------------------------------------------------------------------------------------------------------------------------
    COUNT      STORE NO.       STREET ADDRESS                                CITY                      STATE         ZIP
----------------------------------------------------------------------------------------------------------------------------
     11          7206     2611 S LOOP WEST                                 HOUSTON                       TX         77054
----------------------------------------------------------------------------------------------------------------------------
     12          7224     5745 LOOP 410  NW                                LEON VALLEY                   TX         78238
----------------------------------------------------------------------------------------------------------------------------
     13          7234     1128 N IH 35 E                                   CARROLLTON                    TX         75006
----------------------------------------------------------------------------------------------------------------------------
     14          7274     9999 TOWNE CROSSING                              MESQUITE                      TX         75150
----------------------------------------------------------------------------------------------------------------------------
     15          7277     1801 N CENTRAL EXPWY                             PLANO                         TX         75075
----------------------------------------------------------------------------------------------------------------------------
     16          7279     4720 SOUTH IH-35                                 AUSTIN                        TX         78745
----------------------------------------------------------------------------------------------------------------------------
     17          7291     7115 FM1960 WEST                                 HOUSTON                       TX         77069
----------------------------------------------------------------------------------------------------------------------------
     18          7294     12610 SW FREEWAY                                 STAFFORD                      TX         77477
----------------------------------------------------------------------------------------------------------------------------
     19          7297     13080 US HWY 281                                 SAN ANTONIO                   TX         78216
----------------------------------------------------------------------------------------------------------------------------
     20          7339     1350 E ARAPAHO RD                                RICHARDSON                    TX         75081
----------------------------------------------------------------------------------------------------------------------------
     21          7418     840 N VALLEY MILLS DR                            WACO                          TX         76710
----------------------------------------------------------------------------------------------------------------------------
     22          7438     806 I-45 NORTH                                   CONROE                        TX         77301
----------------------------------------------------------------------------------------------------------------------------
     23          7489     20459 HWY 59 NORTH                               HUMBLE                        TX         77338
----------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------
        LANDLORD                                          TOTAL PURCHASE PRICE            MONTHLY RENT
------------------------------------------------------------------------------------------------------
  Realty Income Texas Properties, L.P.                       $ 1,835,700.69               $ 13,614.78
------------------------------------------------------------------------------------------------------
  Realty Income Texas Properties, L.P.                       $ 1,514,191.09               $ 11,230.25
------------------------------------------------------------------------------------------------------
  Realty Income Texas Properties, L.P.                       $ 1,624,002.91               $ 12,044.69
------------------------------------------------------------------------------------------------------
  Realty Income Texas Properties, L.P.                       $ 1,690,109.83               $ 12,534.98
------------------------------------------------------------------------------------------------------
  Realty Income Texas Properties, L.P.                       $ 1,412,590.70               $ 10,476.71
------------------------------------------------------------------------------------------------------
  Realty Income Texas Properties, L.P.                       $ 1,521,420.10               $ 11,283.87
------------------------------------------------------------------------------------------------------
  Realty Income Texas Properties, L.P.                       $ 2,493,903.98               $ 18,496.45
------------------------------------------------------------------------------------------------------
  Realty Income Texas Properties, L.P.                       $ 2,019,389.45               $ 14,977.14
------------------------------------------------------------------------------------------------------
  Realty Income Texas Properties, L.P.                       $ 1,966,424.28               $ 14,584.31
------------------------------------------------------------------------------------------------------
  Realty Income Texas Properties, L.P.                       $ 1,586,251.95               $ 11,764.70
------------------------------------------------------------------------------------------------------
  Realty Income Texas Properties, L.P.                       $ 1,148,569.29                $ 8,518.56
------------------------------------------------------------------------------------------------------
  Realty Income Texas Properties, L.P.                       $ 1,131,621.49                $ 8,392.86
------------------------------------------------------------------------------------------------------
  Realty Income Texas Properties, L.P.                       $ 1,749,754.98               $ 12,977.35
------------------------------------------------------------------------------------------------------

  ----------------------------------------------------------------------------------------------------
                                      TOTAL:                $ 39,312,345.42               $291,566.57
  ====================================================================================================